                                                                   EXHIBIT 10.50

================================================================================


                                  $150,000,000

                                CREDIT AGREEMENT

                         Dated as of December 17, 1997

                As Amended and Restated as of December 16, 1998

                                     Among

                             XPEDITE SYSTEMS, INC.

                                      and

                     XPEDITE SYSTEMS HOLDINGS (UK) LIMITED,

                                 as Borrowers,

                          the GUARANTORS party hereto,

                the BANKS listed on the signature pages hereof,

                               NATIONSBANK, N.A.,

                            as Documentation Agent,

                                      and

                             THE BANK OF NEW YORK,

                            as Administrative Agent


                                  Arranged by

                     NATIONSBANC MONTGOMERY SECURITIES LLC,

                             as Sole Lead Arranger

                                      and

                           BNY CAPITAL MARKETS, INC.

================================================================================

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----

                                   ARTICLE 1


                                CREDIT FACILITY

Section 1.01    Commitment to Lend..................................   7
Section 1.02    Manner of Borrowing.................................   8
Section 1.03    Interest............................................   9
                (a)   Rates.........................................   9
                (b)   Payment.......................................   9
                (c)   Conversion and Continuation...................   9
                (d)   Maximum Interest Rate.........................  10
Section 1.04    Repayment...........................................  11
Section 1.05    Prepayments.........................................  11
                (a)   Optional Prepayments..........................  11
                (b)   Mandatory Prepayments.........................  11
                (c)   Application to Types of Loans.................  11
Section 1.06    Limitation on Types of Loans........................  12
Section 1.07    Reduction of Commitments............................  12
                (a)   Mandatory Reductions..........................  12
                (b)   Optional Reductions...........................  12
Section 1.08    Fees................................................  13
                (a)   Commitment Fees...............................  13
                (b)   Agents' Fees.................................   13
                (c)   Fees Non-Refundable...........................  13
Section 1.09    Computation of Interest and Fees....................  13
Section 1.10    Evidence of Indebtedness............................  13
Section 1.11    Payments by the Borrowers...........................  13
                (a)   Time, Place and Manner........................  13
                (b)   No Reductions.................................  14
                (c)   Extension of Payment Dates....................  14
Section 1.12    Distribution of Payments by the Administrative Agent  14
Section 1.13    Taxes...............................................  15
                (a)   Taxes Payable by the Borrowers................  15
                (b)   Credits and Deductions........................  17
Section 1.14    Pro Rata Treatment..................................  17

                                   ARTICLE 2

                              CONDITIONS TO LOANS

Section 2.01   Conditions to Effectiveness of Amendment and
               Restatement..........................................  17
Section 2.02   Conditions to Each Loan..............................  19

                                   ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

Section 3.01   Organization; Power; Qualification.....................................  20
Section 3.02   Subsidiaries...........................................................  20
Section 3.03   Authorization; Enforceability; Required Consents; Absence of Conflicts.  20
Section 3.04   Taxes..................................................................  21
Section 3.05   Litigation.............................................................  21
Section 3.06   No Adverse Change or Event.............................................  21
Section 3.07   Additional Adverse Facts...............................................  22
Section 3.08   Investment Company Act.................................................  22
Section 3.09   Compliance With Applicable Law and Contracts...........................  22
Section 3.10   Substance Release and Disposal.........................................  22
Section 3.11   Senior Obligations.....................................................  22

                                   ARTICLE 4

                               CERTAIN COVENANTS

Section 4.01   Preservation of Existence and Properties, Scope of Business,
               Compliance With Law, Preservation of Enforceability....................  23
Section 4.02   Insurance..............................................................  23
Section 4.03   Additional Significant Subsidiaries....................................  23
Section 4.04   Use of Proceeds........................................................  24
Section 4.05   Indebtedness...........................................................  24
Section 4.06   Guaranties.............................................................  24
Section 4.07   Liens..................................................................  25
Section 4.08   Merger or Consolidation; Acquisitions..................................  25
Section 4.09   Disposition of Assets..................................................  25
Section 4.10   Restricted Payments....................................................  26
Section 4.11   Limitation on Restrictive Covenants....................................  26
Section 4.12   Issuance or Disposition of Capital Securities..........................  26
Section 4.13   Investments............................................................  26
Section 4.14   Taxes of Other Persons.................................................  27
Section 4.15   Benefit Plans..........................................................  27
Section 4.16   Transactions With Affiliates...........................................  27
Section 4.17   Substance Storage and Disposal.........................................  27
Section 4.18   Capital Expenditures...................................................  27
Section 4.19   Premiere Leverage Ratio................................................  28
Section 4.20   Premiere Interest Coverage Ratio.......................................  28
Section 4.21   Minimum Consolidated Revenues..........................................  28
Section 4.22   Xpedite Leverage Ratio.................................................  28
Section 4.23   Xpedite Interest Coverage Ratio........................................  28

                                   ARTICLE 5

                                  INFORMATION

Section 5.01  Information to Be Furnished........................................  28
              (a) Quarterly Financial Statements.................................  28
              (b) Year-End Financial Statements; Accountants' Certificate........  29
              (c) Monthly Financial Statements...................................  29
              (d) Officer's Certificate as to Financial Statements and Defaults..  30
              (e) Reports and Filings............................................  30
              (f) Requested Information..........................................  30
              (g) Notice of Defaults, Material Adverse Changes and Other
                  Matters........................................................  30
Section 5.02  Accuracy of Financial Statements and  Information..................  31
              (a) Financial Statements...........................................  31
              (b) Other Information..............................................  32
Section 5.03  Additional Covenants Relating to Disclosure........................  33
              (a) Accounting Methods and Financial Records.......................  33
              (b) Fiscal Year....................................................  33
              (c) Visits, Inspections and Discussions............................  33
Section 5.04  Authorization of Third Parties to Deliver Information..............  33

                                   ARTICLE 6

                                    DEFAULT

Section 6.01   Events of Default.................................................  33
Section 6.02   Remedies Upon Event of Default....................................  36

                                   ARTICLE 7

                     ADDITIONAL CREDIT FACILITY PROVISIONS

Section 7.01   Mandatory Suspension and Conversion of Eurocurrency Rate Loans....  37
Section 7.02   Regulatory Changes................................................  38
Section 7.03   Funding Losses....................................................  38
Section 7.04   Certain Determinations............................................  39
Section 7.05   Change of Lending Office..........................................  39
Section 7.06   Replacement of Banks..............................................  39

                                   ARTICLE 8

                                    GUARANTY

Section 8.01    Guaranty of Payment and Performance; Limitation of Guaranty......  40
Section 8.02    Continuance and Acceleration of Guaranteed Obligations Upon
                Certain Events...................................................  41
Section 8.03    Recovered Payments...............................................  41
Section 8.04    Nature of Guarantors' Obligations................................  41
Section 8.05    No Release of Guarantors.........................................  42

Section 8.06    Certain Waivers..................................................  43
Section 8.07    Subordination of Rights Against the Borrowers and Collateral.....  44

                                   ARTICLE 9

                                   THE AGENTS

Section 9.01   Appointment and Powers............................................  44
Section 9.02   Limitation on Administrative Agent's Liability....................  44
Section 9.03   Defaults..........................................................  45
Section 9.04   Rights as a Bank..................................................  45
Section 9.05   Indemnification...................................................  46
Section 9.06   Non-Reliance on Administrative Agent and Other Banks..............  46
Section 9.07   Resignation of the Administrative Agent...........................  46
Section 9.08   Execution and Amendment of Loan Documents on Behalf of the Banks..  47

                                   ARTICLE 10

                                 MISCELLANEOUS

Section 10.01  Notices and Deliveries............................................  47
Section 10.02  Expenses; Indemnification.........................................  49
Section 10.03  Amounts Payable Due Upon Request for Payment......................  50
Section 10.04  Remedies of the Essence...........................................  50
Section 10.05  Rights Cumulative.................................................  50
Section 10.06  Confidentiality and Disclosures...................................  50
Section 10.07  Amendments; Waivers...............................................  51
Section 10.08  Set-Off; Suspension of Payment and Performance....................  51
Section 10.09  Sharing of Recoveries.............................................  52
Section 10.10  Assignments and Participations....................................  52
               (a)  Assignments..................................................  52
               (b)  Participations...............................................  53
Section 10.11  Governing Law.....................................................  54
Section 10.12  Judicial Proceedings; Waiver of Jury Trial........................  54
Section 10.13  Reference Bank....................................................  55
Section 10.14  Severability of Provisions........................................  55
Section 10.15  Counterparts......................................................  55
Section 10.16  Survival of Obligations...........................................  55
Section 10.17  Entire Agreement..................................................  55
Section 10.18  Successors and Assigns............................................  55
Section 10.19  No Fiduciary Relationship Established by Loan Documents...........  55
Section 10.20  Judgment Currency.................................................  56
Section 10.21  Worldwide UK Security Agreement...................................  56

                                   ARTICLE 11

                                 INTERPRETATION

Section 11.01   Defined Terms...........................................   56
Section 11.02   Other Interpretive Provisions...........................   72
Section 11.03   Accounting Matters......................................   72
Section 11.04   Representations and Warranties..........................   73
Section 11.05   Captions................................................   73
Section 11.06   Interpretation and Related Documents....................   73
Section 11.07   Undertaking by Premiere.................................   73

ANNEX A                 BANKS, LENDING OFFICES AND NOTICE ADDRESSES
Schedule 1.02           NOTICE OF BORROWING FOR LOANS
Schedule 1.03(c)(iv)    NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05(a)        NOTICE OF PREPAYMENT
Schedule 2.01(a)(i)     CERTIFICATE AS TO RESOLUTIONS, ETC.
Schedule 2.01(a)(iv)    FORM OF OPINION OF COUNSEL FOR THE LOAN PARTIES
Schedule 2.01(a)(v)     FORM OF OPINION OF ENGLISH COUNSEL FOR XPEDITE
                        SYSTEMS HOLDINGS (UK) LIMITED
Schedule 2.01(a)(vi)    FORM OF OPINION OF WINTHROP, STIMSON, PUTNAM & ROBERTS
Schedule 3.02           SCHEDULE OF SUBSIDIARIES
Schedule 3.03           SCHEDULE OF REQUIRED CONSENTS AND
                        GOVERNMENTAL APPROVALS
Schedule 3.10           SCHEDULE OF ENVIRONMENTAL MATTERS
Schedule 4.03           FORM OF SUBSIDIARY GUARANTY SUPPLEMENT
Schedule 4.05           SCHEDULE OF EXISTING INDEBTEDNESS
Schedule 4.06           SCHEDULE OF EXISTING GUARANTIES
Schedule 4.07           SCHEDULE OF EXISTING LIENS
Schedule 4.11           SCHEDULE OF PERMITTED RESTRICTIVE COVENANTS
Schedule 4.13           SCHEDULE OF EXISTING INVESTMENTS
Schedule 4.15           SCHEDULE OF EXISTING BENEFIT PLANS
Schedule 5.02(a)        SCHEDULE OF HISTORICAL FINANCIAL INFORMATION
Schedule 10.10(a)       NOTICE OF ASSIGNMENT
Schedule 11.01(a)       SCHEDULE OF SUBSIDIARIES THAT ARE GUARANTORS AS OF THE
                        AGREEMENT DATE
Schedule 11.01(b)       SECURITIES AND EXCHANGE COMMISSION FILINGS
Schedule 11.01(c)       CALCULATION OF ADDITIONAL STERLING COST

EXHIBIT A               FORM OF NOTE
EXHIBIT B               FORM OF SECURITY AGREEMENT

                                CREDIT AGREEMENT

                         Dated as of December 17, 1997

                As Amended and Restated as of December 16, 1998

     XPEDITE SYSTEMS, INC., a Delaware corporation (the "Company"), XPEDITE SYSTEMS HOLDINGS (UK) LIMITED, an English corporation ("Xpedite UK", with each of the Company and Xpedite UK individually a "Borrower" and collectively the "Borrowers"), the GUARANTORS party hereto, the BANKS listed on the signature pages hereof, NATIONSBANK, N.A., as Documentation Agent, and THE BANK OF NEW YORK, as Administrative Agent, agree that the Credit Agreement among them dated as of December 17, 1997, as amended by Amendment No. 1 dated as of February 27, 1998, shall be amended and restated as of December 16, 1998, subject to the conditions to effectiveness set forth in Section 2.01, to read in its entirety as follows (with certain terms used herein being defined in Article 11):

                                   ARTICLE 1


                                CREDIT FACILITY
                                ---------------

     Section 1.01  Commitment to Lend.
                   ------------------

          (a) Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Restated Agreement Date through the Commitment Termination Date, one or more Loans to either Borrower in an aggregate unpaid principal amount (with respect to all Loans made by such Bank to either Borrower and with the outstanding principal amount of each Loan to Xpedite UK being, for these purposes, the Dollar Equivalent thereof at such time) not exceeding at any time such Bank's Commitment at such time; provided, however, that the Banks shall not make Loans
                         --------  -------
to Xpedite UK if, after giving effect to such Loans, the Dollar Equivalent at such time of the aggregate principal amount of all Loans to Xpedite UK then outstanding would exceed the Sterling Sub-limit. Loans made to the Company shall be denominated in Dollars and Loans made to Xpedite UK shall be denominated in Sterling. Subject to Section 1.03 and the other terms and conditions of this Agreement, (i) the Loans may, at the option of the applicable Borrower, be made as, and from time to time continued as or converted into, Eurocurrency Rate Loans of any permitted Type, or any combination thereof and
(ii) Loans made to the Company may, at the option of the Company, be made as, and from time to time continued as or converted into, Base Rate Loans. The aggregate amount of the Commitments on the Restated Agreement Date is $150,000,000 and the Sterling Sub-limit on the Restated Agreement Date is $70,000,000.

          (b) Prior to April 30, 1999, the aggregate amount of the Commitments may be increased to an amount not in excess of $200,000,000 (less the amount of any mandatory reduction of the aggregate amount of the Commitments pursuant to
Section 1.07(a)) so long as additional lending commitments in respect of this Agreement from lenders and in amounts satisfactory to the Banks and the Managing Agents have been obtained, subject to the agreement related thereto among the Company and the Managing Agents.

     Section 1.02 Manner of Borrowing. (a) The applicable Borrower shall give
                  -------------------
the Administrative Agent notice (which shall be irrevocable) no later than 11:00 a.m. (New York City time) on (1) in the case of Eurocurrency Rate Loans to be made to the Company, the third Eurocurrency Business Day, (2) in the case of Eurocurrency Rate Loans to be made to Xpedite UK, the fourth Eurocurrency Business Day and (3) in the case of Base Rate Loans to be made to the Company, the Business Day, before the requested date for the making of Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the requested
                               -------------
date for the making of the requested Loans, which shall be a Eurocurrency Business Day (or, in the case of Base Rate Loans to be made to the Company, a Business Day), (ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, the aggregate of which amounts for all Types of Loans requested shall be, in the case of Loans made to the Company, $1,000,000 or any integral multiple of $1,000,000 in excess thereof, or, if less than $1,000,000, the aggregate amount of the unused Commitments and, in the case of Loans made to Xpedite UK, (Pounds)500,000 or any integral multiple of (Pounds)500,000 in excess thereof, or, if less than (Pounds)500,000, the aggregate amount of the unused Sterling Sub-limit. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

          (b) Not later than 11:00 a.m. (New York City time) on each requested date for the making of Loans, each Bank shall make available to the Administrative Agent, in Dollars or Sterling, as the case may be, in funds immediately available to the Administrative Agent (or, in the case of Loans disbursed in Sterling, in funds as may then be customary for the settlement of international transactions in Sterling) at the Administrative Agent's Office, the Loans to be made by such Bank on such date. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to 10:00 a.m. (New York City time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the applicable Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the applicable Borrower until the date such amount shall have been repaid to the Administrative Agent, at a rate per annum equal to, in the case of Loans denominated in Dollars, the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate and, in the case of Loans denominated in Sterling, the overnight London interbank Sterling rate, as determined by the

Administrative Agent. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the applicable Borrower and such Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in
Section 1.03(a). Nothing in this Section 1.02(c) shall be deemed to limit the obligation of any Bank to make Loans hereunder or to limit the rights that the Borrowers may have against any Bank for its failure to make any Loans hereunder.

          (d) All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 12:00 noon (New York City time) on the requested date therefor in Dollars or Sterling, as the case may be, in funds immediately available to the applicable Borrower (or, in the case of Loans disbursed in Sterling, in funds as may then be customary for the settlement of international transactions in Sterling) by credit to an account of such Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice of borrowing and as shall be acceptable to the Administrative Agent.

     Section 1.03 Interest.
                  --------
          (a) Rates.
              -----
          (i) Subject to Section 1.03(a)(ii), each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to (A) in the case of Loans made to the Company, for so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus 2.125%
                                                               ----
and (B) for so long as it is a Eurocurrency Rate Loan, the applicable Eurocurrency Rate plus 3.250%.
                  ----

          (ii) If all or any part of a Loan or any other amount due and payable under the Loan Documents is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate.

          (b)  Payment.
               -------

          Interest shall be payable, in the case of Loans that are (i) Base Rate Loans, on each Interest Payment Date, (ii) Eurocurrency Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (iii) any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand. Interest on Loans denominated in Sterling shall be paid in Sterling.

          (c)  Conversion and Continuation.
               ---------------------------

          (i) Subject to Section 7.03, all or any part of the principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans (except that Loans made to Xpedite UK may not be converted into Base Rate Loans), except that Base Rate Loans may be converted into Eurocurrency Rate Loans only on a Eurocurrency Business Day.

          (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurocurrency Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into, in the case of Loans made to the Company, Base Rate Loans and, in the case of Loans made to Xpedite UK, Eurocurrency Rate Loans having a one month Interest Period unless, in either case, the applicable Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

          (iii) Notwithstanding anything to the contrary contained in Section 1.03(c)(i) or (ii), during a Default, the Administrative Agent may notify the Borrowers that Loans may only be converted into or continued as Loans of certain specified Types and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

          (iv) The applicable Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurocurrency Rate Loans no later than 11:00 a.m. (New York City time) on, in the case of a conversion of Loans made to the Company into Base Rate Loans, the Business Day before, and, in the case of a conversion into or continuation of Eurocurrency Rate Loans, the third Eurocurrency Business Day before, the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify (A)
                                     --------------------
the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurocurrency Rate Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurocurrency Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

          (d)  Maximum Interest Rate.
               ---------------------

          Nothing contained in the Loan Documents shall require either Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate.
If interest payable by either Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received from a Borrower for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans of such Borrower.

     Section 1.04  Repayment.
                   ---------

     The Loans shall mature and become due and payable, and shall be repaid by the applicable Borrower in full, on the Commitment Termination Date.

     Section 1.05  Prepayments.
                   -----------

          (a)  Optional Prepayments.
               --------------------

    Either Borrower may, at any time and from time to time, prepay the Loans made to it in whole or in part, without premium or penalty (but subject to
Section 7.03), except that any partial prepayment of Loans shall be in an aggregate principal amount of, in the case of Loans denominated in Dollars, $1,000,000 or any integral multiple of $1,000,000 in excess thereof and, in the case of Loans denominated in Sterling, (Pounds)500,000 or any integral multiple of (Pounds)500,000 in excess thereof. The applicable Borrower shall give the Administrative Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 11:00 a.m. (New York City time) on, in the case of a prepayment of Base Rate Loans, the Business Day before, and, in the case of a prepayment of Eurocurrency Rate Loans, the third Eurocurrency Business Day before, the date of such prepayment. Each such notice of prepayment shall be in the form of
Schedule 1.05(a) and shall specify (i) the date such prepayment is to be made
----------------
and (ii) the amount and Type and, in the case of Eurocurrency Rate Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurocurrency Rate Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.05(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in
Section 1.03(b). Any Loan that shall have been prepaid prior to the Commitment Termination Date may, subject to the terms and conditions hereof, be reborrowed prior to the Commitment Termination Date.

          (b)  Mandatory Prepayments.
               ---------------------

          If, after giving effect to any partial or total reduction of the Commitments pursuant to Section 1.07, the aggregate unpaid principal amount of the Loans (with the unpaid principal amount of the Loans made to Xpedite UK being, for these purposes, the Dollar Equivalent thereof at such time) exceeds the aggregate Commitments, either or both of the Borrowers shall prepay the Loans on the date of such reduction in an aggregate amount (with the amount of any such prepayment of the Loans made to Xpedite UK being, for these purposes, the Dollar Equivalent thereof at such time) equal to the amount of such excess, together with interest thereon as provided in Section 1.03.

          (c)  Application to Types of Loans.
               -----------------------------

          Amounts prepaid by either Borrower pursuant to this Section 1.05 shall be applied, unless otherwise specified by such Borrower, to prepay (i) in the case of prepayments by the Company, Base Rate Loans of the Company, and (ii) (in the case of the Company, to the extent that the amount of any such prepayment exceeds the then outstanding aggregate principal amount of such Base Rate Loans) the Eurocurrency Rate Loans of such Borrower in the order that the Interest Periods for such Loans end. Amounts to be prepaid pursuant to this Section 1.05 shall be paid on the day specified therefor, whether or not such payment would require a prepayment of Eurocurrency Rate Loans prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 7.03.

     Section 1.06  Limitation on Types of Loans.
                   ----------------------------

     Notwithstanding anything to the contrary contained in this Agreement, the Borrowers shall borrow, prepay, convert and continue Loans in a manner such that
(a) the aggregate principal amount of Eurocurrency Rate Loans of the same Type and having the same Interest Period shall at all times be not less than, in the case of Loans denominated in Dollars, $1,000,000 and, in the case of Loans denominated in Sterling, (Pounds)500,000, (b) there shall not be, at any one time, more than six Interest Periods in effect with respect to Eurocurrency Rate Loans of all Types and (c) no payment of Eurocurrency Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans (subject to Section 1.11(c)) on the date specified in Section 1.04.

     Section 1.07  Reduction of Commitments.
                   ------------------------

          (a)  Mandatory Reductions.
               --------------------

          In the event of any sale or disposition of investment securities by Premiere or any Subsidiary permitted pursuant to Section 4.09(d)(i) (other than any sale or disposition the Net Proceeds of which, together with the Net Proceeds of all other such sales or dispositions since the Restated Agreement Date, are not in excess of $5,000,000) (the Net Proceeds of such sale or disposition in excess of $5,000,000 being hereinafter referred to for the purposes of this Section 1.07(a) as "Recapture Proceeds"), the aggregate Commitments shall, on the first Business Day following such sale or disposition, be automatically reduced by an amount equal to (i) 100% of the first $10,000,000 of Recapture Proceeds and (ii) 50% of all other Recapture Proceeds.

          (b)  Optional Reductions.
               -------------------

          The Company may reduce the Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. (New York City time) on the third Business Day before the requested date of such reduction, except that no reduction may reduce the Commitments to an amount less than the aggregate unpaid principal amount of the Loans at such time (with the amount of the unpaid Loans made to Xpedite UK being, for these purposes, the Dollar Equivalent thereof at such time) and no partial reduction of the Commitments shall be in an aggregate amount other than $1,000,000 or any integral multiple of $1,000,000 in excess thereof. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced. No reduction of the Commitments shall reduce the Sterling Sub-limit except that if, after giving effect to any such reduction of the Commitments, the aggregate amount of the remaining Commitments would be less than the Sterling Sub-limit, the Sterling Sub-limit thenceforth shall be such lesser amount.

     Section 1.08  Fees.
                   ----

          (a)   Commitment Fees.
                ---------------

          The Borrowers shall pay to the Administrative Agent for the account of each Bank a commitment fee on the daily amount of the unused Commitments (with the amount of the utilization thereof consisting of Loans made to Xpedite UK being, for these purposes, the Dollar Equivalent thereof on each such day) for each day from the Restated Agreement Date through the Commitment Termination Date at a rate per annum of 0.375%, payable in arrears on successive Quarterly Dates and on the Commitment Termination Date. To the extent accrued and unpaid prior to the Restated Agreement Date, the commitment fee payable pursuant to this Section 1.08 prior to the amendment and restatement of this Agreement as of the Restated Agreement Date shall be paid on the Restated Agreement Date.

          (b)  Agents' Fees.
               ------------

          The Company or Premiere shall pay the fees payable pursuant to the Agents' Fee Letters. Such fees shall be paid to the Persons, in the amounts and at the times provided therein.

          (c)  Fees Non-Refundable.
               -------------------

          None of the fees payable under this Section 1.08 shall be refundable in whole or in part.

     Section 1.09  Computation of Interest and Fees.
                   --------------------------------

     Interest calculated on the basis of the Eurocurrency Rate or the Federal Funds Rate and the commitment fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest calculated on the basis of the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

     Section 1.10  Evidence of Indebtedness.
                   ------------------------

     Each Bank's Loans and each Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note of each Borrower payable to the order of such Bank. The records of each Bank shall be prima facie evidence of such Bank's Loans, and of accrued interest thereon and of all payments made in respect thereof.

     Section 1.11  Payments by the Borrowers.
                   -------------------------

          (a)  Time, Place and Manner.
               ----------------------

          All payments due to the Administrative Agent under the Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or at such other address as the Administrative Agent may designate by notice to the applicable Borrower. All payments due to any Bank under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the applicable Borrower. All payments due to any Bank under the Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurocurrency Rate Loans, such Bank's Eurocurrency Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars (or, in the case of the principal of and interest on the Loans made to Xpedite UK, in Sterling) in funds immediately available to such Person at such place, no later than 2:00 p.m. (New York City time) on such day.

          (b)  No Reductions.
               -------------

          All payments due to the Administrative Agent or any Bank under the Loan Documents shall be made by the applicable Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim or Tax, except, subject to Section 1.13, for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

          (c)  Extension of Payment Dates.
               --------------------------

          Whenever any payment to the Administrative Agent or any Bank under the Loan Documents would otherwise be due on a day that is not a Business Day, or, in the case of payments of the principal of Eurocurrency Rate Loans, a Eurocurrency Business Day, such payment shall instead be due on the next succeeding Business or Eurocurrency Business Day, as the case may be, unless, in the case of a payment of the principal of Eurocurrency Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurocurrency Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

     Section 1.12  Distribution of Payments by the Administrative Agent.
                   ----------------------------------------------------

          (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States.

          (b) Unless the Administrative Agent shall have received notice from the applicable Loan Party prior to the date on which any payment is due to the Banks under the Loan Documents that such Loan Party will not make such payment in full, the Administrative Agent may assume that such Loan Party has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent such Loan Party shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at, in the case of any such payment denominated in Sterling, the overnight London interbank Sterling rate, as determined by the Administrative Agent, or, in all other cases, the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

     Section 1.13  Taxes.
                   -----

          (a)  Taxes Payable by the Borrowers.
               ------------------------------

     If under Applicable Law any Tax (other than a Bank Tax) is required to be withheld or deducted by either Borrower from, or is otherwise payable by such Borrower in connection with, any payment to the Administrative Agent or any Bank under the Loan Documents, such Borrower shall, subject to Section 1.13(a)(ii), pay to the Administrative Agent or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Administrative Agent, or such Bank with respect to such payment, after withholding or deducting all Taxes (other than Bank Taxes) required to be withheld or deducted by the Borrower, is equal to the full amount payable under the Loan Documents.

               (i) Taxes Payable by the Administrative Agent or any Bank.
                   -----------------------------------------------------

              The applicable Borrower shall, promptly upon request by the Administrative Agent or any Bank for the payment thereof, but subject to
     Section 1.13(a)(ii), pay to the Administrative Agent or such Bank, as the case may be, (A) all Taxes (other than Bank Taxes, payable by the Administrative Agent or such Bank, as the case may be) with respect to any payment due to the Administrative Agent or such Bank under the Loan Documents from such Borrower and (B) all Taxes payable by the Administrative Agent or such Bank as a result of payments made by such Borrower (whether made to a taxing authority or to the Administrative Agent or such Bank) pursuant to this Section 1.13(a)(i).

               (ii)  Limitations.
                     -----------

              Notwithstanding anything to the contrary contained herein, neither Borrower shall be required to pay any additional amount in respect of any Taxes pursuant to this Section 1.13 to any Bank (A) except to the extent such Taxes are required to be withheld as a result of (1) in the case of a Person that is a Bank on the Restated Agreement Date, a Regulatory Change Enacted after the Restated Agreement Date and (2) in the case of a Person that becomes a Bank after the Restated Agreement Date, a Regulatory Change Enacted after such Person becomes a Bank or (B) to the extent such withholding is required because such Bank (including any Person that becomes a Bank or a participant pursuant to Section 10.10) has failed to submit or submitted incorrectly any form or certificate that it is entitled to so submit under Applicable Law or required to submit pursuant to Section 1.13(a)(iii).

               (iii)  Exemption From U.S. Withholding Taxes.
                      -------------------------------------

              There shall be submitted to the Company and the Administrative Agent, (A) on or before the first date that interest or fees are payable to a Bank (including any Person that becomes a Bank or a participant pursuant to Section 10.10) under the Loan Documents, (or at any other time upon the reasonable written request of the Company or the Administrative Agent) (1) if at the time the same are applicable, by each Bank that is not a United States Person, (aa) two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224, entitling such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Bank under the Loan Documents, and (bb) two duly completed and signed copies of Internal Revenue Service Form W-8 establishing a full exemption from U.S. backup withholding in respect of amounts to be received by such Bank under the Loan Documents, or (2) if at the time any of the foregoing are inapplicable, duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law, and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law. Each Bank (including any Person that becomes a Bank or a participant pursuant to Section 10.10) shall promptly notify the Company and the Administrative Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B) payments to it are or will be subject to withholding of United States federal income taxes (or any other Taxes (other than Bank Taxes)) to a greater extent than the extent to which payments to it were previously subject. On or before the first date that interest or fees are payable to a Bank (including any Person that becomes a Bank or a participant pursuant to Section 10/10), or upon the request of the Company or the Administrative Agent, each Bank that is a United States Person shall from time to time submit to the Company and the Administrative Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9. A Borrower shall be entitled to rely upon the accuracy of any such forms, documents, certificates or other information furnished to it by any Bank pursuant to this Section 1.13(a)(iii) and shall have no obligation to make any additional payments or indemnify the Administrative Agent or any Bank for any Taxes under Section 1.13(a)(i) that would not have become payable by such Person had such documentation been accurate.

          (b)  Credits and Deductions.
               ----------------------

          If the Administrative Agent or any Bank (i) is, in its sole, reasonable, good-faith opinion, able to apply for any credit, refund, deduction or other reduction in Taxes in respect of any payment made by a Borrower under
Section 1.13(a)(i), the Administrative Agent or such Bank, as the case may be, shall use reasonable efforts to obtain such credit, refund, deduction or other reduction or, (ii) realizes a Tax benefit (whether by way of credit, deduction or otherwise) in respect of or receives a refund of, or in respect of, any Taxes for which a Borrower has made any payments to or on behalf of such Administrative Agent or Bank pursuant to Section 1.13(a)(i), then, upon receipt or realization thereof, the Administrative Agent or such Bank will pay to such Borrower, as promptly as practicable after the receipt or realization thereof, such amount, not exceeding the increased amount paid by such Borrower, as is equal to the net after-tax value to the Administrative Agent or such Bank, in its sole, reasonable and good-faith opinion, of such part of such credit, deduction or other reduction as it reasonably considers to be allocable to such payment by such Borrower, having regard to all of the Administrative Agent's or such Bank's dealings giving rise to similar credits, refunds, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that (i) the Administrative Agent or such Bank, as
          --------  -------
the case may be, shall not be obligated to disclose to the Borrowers any information regarding its tax affairs or computations and (ii) nothing in this
Section 1.13(b) shall interfere with the right of the Administrative Agent or such Bank to arrange its tax affairs as it deems appropriate.

     Section 1.14  Pro Rata Treatment.
                   ------------------

     Except to the extent otherwise provided herein, (a) Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurocurrency Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable.

                                   ARTICLE 2


                              CONDITIONS TO LOANS
                              -------------------

     Section 2.01  Conditions to Effectiveness of Amendment and Restatement.
                   --------------------------------------------------------

     The effectiveness of the amendment and restatement of this Agreement as of the Restated Agreement Date is subject to the determination of each Bank in its sole and absolute discretion, that each of the following conditions has been fulfilled:

          (a) the Administrative Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii), (iii), (vii), (viii) and (xiv), certified in a manner satisfactory to the Managing Agents:

               (i) a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated the Restated Agreement Date, substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of the
             -------------------
     resolutions and by-laws (or equivalent corporate governing document) referred to in such certificate;

               (ii) a copy of the certificate of incorporation (or other constitutive document) of each Loan Party, certified, as of a recent date, by the Secretary of State or other appropriate official of such Loan Party's jurisdiction of organization;

               (iii) a good standing certificate (or other analogous document) with respect to each Loan Party, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of organization;

               (iv) an opinion of counsel for the Loan Parties, dated the Restated Agreement Date, substantially in the form of Schedule 2.01(a)(iv);
                                                           --------------------

               (v) an opinion of English counsel for Xpedite UK, dated the Restated Agreement Date, substantially in the form of Schedule 2.01(a)(v);
                                                           -------------------

               (vi) an opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Administrative Agent, dated the Restated Agreement Date, substantially in the form of Schedule 2.01(a)(vi);
                                  --------------------

               (vii) a copy of each Governmental Approval and other consent or approval, and each Governmental Registration, listed on Schedule 3.03;
                                                             -------------

               (viii) a certificate of the chief financial officer of Premiere, dated the Restated Agreement Date, with respect to the conditions set forth in Sections 2.02(b) and (c) and setting forth the calculation of the Premiere Leverage Ratio and the Xpedite Leverage Ratio in effect on the Restated Agreement Date (and giving effect to the making of any Loans and the application of the proceeds thereof on such day);

               (ix) duly executed copies of the Security Agreements to which Premiere, Voice-Tel and American Teleconferencing are party;

               (x) either (A) such duly executed UCC-1 financing statements and other documents as the Administrative Agent may request, the filing or recordation of which is necessary or appropriate in the Administrative Agent's reasonable determination to create or perfect a security interest in the Collateral under Applicable Law, or (B) evidence of the filing or recordation of the same in such offices as the Administrative Agent shall have reasonably specified;

               (xi) such instruments and other documents as the Administrative Agent may reasonably request, the execution, delivery, filing or possession of which is necessary or appropriate in the Administrative Agent's determination to create or perfect a security interest in the Collateral under Applicable Law, including but not limited to share certificates and stock powers executed in blank with respect to the Capital Securities subject to the Security Interest;

               (xii) such instruments of termination, release and discharge and other documents, including UCC-3 financing statements, as the Administrative Agent may request, the delivery of which is necessary or appropriate in the Administrative Agent's determination to effect the termination of all Liens other than Permitted Liens;

               (xiii) to the extent not previously delivered to the Banks pursuant to this Agreement certificates of insurance and loss payee endorsements with respect to all insurance policies required under the Security Agreements and the UK Security Agreements.

          (b) all fees payable on or prior to the Restated Agreement Date pursuant to Section 1.08, and all amounts payable pursuant to Section 10.02 for which invoices (in reasonable detail) have been delivered to the Company on or prior to such date, shall have been paid in full or arrangements satisfactory to the Managing Agents shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of the Loans to be made on such date.

     Section 2.02  Conditions to Each Loan.
                   -----------------------

     The obligation of each Bank to make each Loan requested to be made by it is subject to the fulfillment of each of the following conditions:

          (a) the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

          (b) each Loan Document Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made or issued at such time and to the application of the proceeds thereof; and

          (c) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof.

     Except to the extent that the applicable Borrower shall have disclosed in the notice of borrowing or in a subsequent notice given to the Banks prior to 5:00 p.m. (New York City time) on the Business Day before the requested date for the making of the requested Loans, that a condition specified in clause (b) or
(c) above will not be fulfilled as of the requested time for the making of such Loans, such Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time.

                                   ARTICLE 3


                     CERTAIN REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

     In order to induce the Administrative Agent and each Bank to enter into this Agreement and to make each Loan requested to be made by it, Premiere represents and warrants as follows:

     Section 3.01  Organization; Power; Qualification.
                   ----------------------------------

     Premiere and each Subsidiary are Persons duly organized, validly existing and, where applicable, in good standing under the laws of their respective jurisdictions of organization, have the corporate or legal power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and, where applicable, are duly qualified and in good standing as foreign corporations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Materially Adverse Effect on (x) Premiere and its Consolidated Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral.

     Section 3.02  Subsidiaries.
                   ------------

     Schedule 3.02 sets forth, as of the Restated Agreement Date, all of the
     -------------
Subsidiaries, their jurisdictions of organization and the percentages of the various classes of their Capital Securities owned by Premiere or another Subsidiary and indicates which Subsidiaries are Consolidated Subsidiaries of Premiere, which Subsidiaries are Consolidated Subsidiaries of the Company and which Subsidiaries are Significant Subsidiaries. Except as otherwise set forth on Schedule 3.02, Premiere or another Subsidiary, as the case may be, has the
   -------------
unrestricted right to vote, and (subject to limitations imposed by Applicable
Law) to receive dividends and distributions on, all Capital Securities of the Subsidiaries indicated on Schedule 3.02 as owned by Premiere or such Subsidiary.
                          -------------
All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

     Section 3.03  Authorization; Enforceability; Required Consents; Absence of
                   ------------------------------------------------------------
Conflicts.
---------

       Each of the Loan Parties has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents and, in the case of the Company, to borrow hereunder in the amount of the unused Commitments and, in the case of Xpedite UK, to borrow hereunder in the amount of the Sterling Sub-limit. This Agreement has been, and each of the other Loan Documents when delivered to the Administrative Agent will have been, duly executed and delivered by each of the Loan Parties and is, or when so delivered will be, a legal, valid and binding obligation of each such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance in accordance with their respective terms by each Loan Party of the Loan Documents, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of any such Person, to have been obtained or any Governmental Registration to have been made, by any such Person, other than Governmental Approvals and other consents and approvals and Governmental Registrations that have been obtained or made, as the case may be, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Restated Agreement Date, are listed on Schedule
                                                                    --------
3.03, or (b) violate, conflict with, result in a breach of, constitute a default
----
under, or result in or require the creation of any Lien upon any assets of any such Person or any Subsidiary under, (i) any Contract to which any such Person or any Subsidiary is a party or by which any such Person or any Subsidiary or any of their respective properties may be bound or (ii) any Applicable Law binding on such Person.

     Section 3.04  Taxes.
                   -----

     Premiere and each Subsidiary have (a) filed all material Tax returns required to have been filed by it under Applicable Law, (b) paid all Taxes indicated on such returns as due and payable by it or have been assessed against it except for (i) Taxes the failure to have paid which does not contravene Section 4.01; or (ii) Taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles, and (c) to the extent required by Generally Accepted Accounting Principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid.

     Section 3.05  Litigation.
                   ----------

     Except for the Disclosed Matters, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or (to the knowledge of Premiere) threatened against (a) Premiere or any Subsidiary or any of their respective businesses or properties or (b) any Loan Document, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, reasonably be expected to have a Materially Adverse Effect on (x) Premiere and the Consolidated Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral.

     Section 3.06  No Adverse Change or Event.
                   --------------------------

     Except for the Disclosed Matters, since December 31, 1997 no change in the business, assets, Liabilities, financial condition, results of operations or business prospects of Premiere or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or could reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) Premiere and the Consolidated Subsidiaries taken as a whole, (b) any Loan Document or (c) the Collateral.
Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.

     Section 3.07  Additional Adverse Facts.
                   ------------------------

          Except for the Disclosed Matters, no fact or circumstance is known to Premiere, as of the Restated Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or could reasonably be expected to have (so far as Premiere and the Subsidiaries can foresee) a Materially Adverse Effect on (a) Premiere and the Consolidated Subsidiaries taken as a whole, (b) any Loan Document or (c) the Collateral. If a fact or circumstance disclosed on such Schedules or in such notes should in the future have a Materially Adverse Effect on (x) Premiere and the Consolidated Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral, such Materially Adverse Effect shall be a change or event subject to Section 3.06 notwithstanding such disclosure.

     Section 3.08  Investment Company Act.
                   ----------------------

     Neither Premiere nor any Subsidiary is an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

     Section 3.09  Compliance With Applicable Law and Contracts.
                   --------------------------------------------

     Premiere and each Subsidiary is, to the best of Premiere's knowledge, in compliance with all Applicable Law and the terms of all Contracts to which such Person is a party or by which it or any of its properties may be bound, except for non-compliances that, either singly or in the aggregate, would not reasonably be expected to have a Materially Adverse Effect on (a) Premiere and its Consolidated Subsidiaries taken as a whole, (b) any Loan Document or (c) the Collateral.

     Section 3.10  Substance Release and Disposal.
                   ------------------------------

     Except as set forth on Schedule 3.10, there have been no releases or
                            -------------
disposals of hazardous wastes, environmental contaminants or other substances in quantities or locations that, singly or in the aggregate, could result in the incurrence by Premiere or any Subsidiary of remedial obligations under Applicable Law that would reasonably be expected to have a Materially Adverse Effect on Premiere and the Consolidated Subsidiaries taken as a whole. Except as set forth on Schedule 3.10, neither Premiere nor any Subsidiary has received
                -------------
any notice or order advising it that it has or may have any remedial obligation with respect to any such releases or disposals or that it is or may be responsible for the costs of any remedial action taken or to be taken by any other Persons with respect to any such releases or disposals that, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect on Premiere and the Consolidated Subsidiaries taken as a whole.

     Section 3.11  Senior Obligations.
                   ------------------

     The obligations of Premiere under the Loan Documents constitute "Senior Indebtedness" within the meaning and pursuant to the terms of the Indenture dated as of June 15, 1997 between Premiere and IBJ Schroder Bank and Trust Company, as Trustee. The obligations of Premiere under the Loan Documents are hereby designated to constitute "Designated Senior Indebtedness" within the meaning and pursuant to the terms of such Indenture. Premiere hereby agrees to give written notice to such Trustee of such designation, such notice to be given promptly following the Restated Agreement Date and in no event later than December 31, 1998. Premiere shall give a copy of such notice to the Administrative Agent, together with evidence reasonably satisfactory to the Administrative Agent of the giving of such notice to such Trustee.

                                   ARTICLE 4


                               CERTAIN COVENANTS
                               -----------------

     From the Restated Agreement Date and until the Repayment Date,


     A.  Premiere shall and shall cause each Subsidiary to:
         -------------------------------------------------

     Section 4.01  Preservation of Existence and Properties, Scope of Business,
                   ------------------------------------------------------------
Compliance With Law, Preservation of Enforceability.
---------------------------------------------------

     (a) Preserve and maintain its corporate existence (except as contemplated by Section 4.08) and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) engage only in businesses in substantially the same fields as the businesses conducted on the Restated Agreement Date and in businesses directly related thereto, (d) comply with Applicable Law and (e) take all action and obtain all consents and Governmental Approvals and make all Governmental Registrations required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 4.01 (other than clauses (a), insofar as it requires any Loan Party to preserve its corporate existence, (c) and (e)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, will not have a Materially Adverse Effect on

(x) Premiere and the Consolidated Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral.

     Section 4.02  Insurance.
                   ---------

     Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or, if greater in scope or coverage, as may be required by Applicable Law.

     Section 4.03  Additional Significant Subsidiaries.
                   -----------------------------------

     Not later than the tenth day after the date it forms or acquires any new Significant Subsidiary or any Subsidiary becomes a Significant Subsidiary (as determined on the basis of the most recent financial statements of Premiere and the Consolidated Subsidiaries furnished to the Banks pursuant to Section 5.01), deliver to the Administrative Agent (i) certificates representing all (or, in the case of any such new Significant Subsidiary that is not a United States Person and that is not a Subsidiary of Xpedite UK, such lesser amount as is the maximum amount that can be subjected to the Security Interest without, in the reasonable opinion of Premiere, resulting in a material adverse tax consequence to Premiere) of the issued and outstanding shares of capital stock of such new Significant Subsidiary held by Premiere and the Subsidiaries (other than directors' qualifying shares), together with appropriate stock powers, duly endorsed in blank, (ii) if the owner or owners of such shares of capital stock have not executed and delivered a Security Agreement or UK Security Agreement that subjects such shares of capital stock to the Security Interest, a Security Agreement in the form of Exhibit B or a UK Security Agreement in the form of
                         ---------
Exhibit E, as the case may be, duly executed by the owner or owners of such
---------
shares of capital stock, (iii) a Security Agreement in the form of Exhibit B if
                                                                   ---------
such new Significant Subsidiary is a United States Person, or a UK Security Agreement in the form of Exhibit E if such new Significant Subsidiary is
                         ---------
created, incorporated or organized under the laws of the United Kingdom or any jurisdiction therein, or, in any other case, a security agreement substantially similar in purpose and effect as the UK Security Agreements and in form reasonably satisfactory to the Managing Agents, as the case may be, duly executed by such new Significant Subsidiary, (iv) a Subsidiary Guaranty Supplement in the form of Schedule 4.03, duly executed by such new Significant
                          -------------
Subsidiary and (v) such certificates, resolutions, legal opinions, copies of filings and notices, and other materials, relating to such new Significant Subsidiary or such owner or owners, the documents referred to above and the actions required thereunder, as the Administrative Agent may reasonably request; provided however, that so long as Premiere Communications and VoiceCom would be
-------- -------
required to obtain a Governmental Approval in order for it to lawfully execute and deliver a Security Agreement, such Persons shall not be required to execute and deliver a Security Agreement.

     Section 4.04  Use of Proceeds.
                   ---------------

     Use the proceeds of the Loans for general corporate purposes of Premiere and its Subsidiaries, including the payment of transaction fees and expenses. None of the proceeds of any of the Loans shall be used (i) to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock or (ii) for the purpose of reducing or discharging, directly or indirectly, any existing liability of Worldwide in relation to the acquisition of shares in Xpedite UK. If requested by any Bank, the Borrowers shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.

     B.  Premiere shall not, and shall not permit any Subsidiary to, directly or
         -----------------------------------------------------------------------
indirectly:
----------

     Section 4.05  Indebtedness.
                   ------------

     Have any Indebtedness at any time, except that this Section 4.05 shall not apply to (a) the Loans, (b) Guaranties permitted pursuant to Section 4.06(a),
(c) Existing Indebtedness, (d) Intercompany Indebtedness, (e) Indebtedness of Premiere or any Subsidiary owed to Premiere or any Subsidiary and incurred in the ordinary course of business pursuant to customary cash management practices of Premiere and the Subsidiaries, (f) Purchase Money Indebtedness in an aggregate outstanding amount not in excess of $10,000,000 at any time and (g) other Indebtedness in an aggregate outstanding amount not in excess of $15,000,000 at any time.

     Section 4.06  Guaranties.
                   ----------

     Be obligated, at any time, in respect of any Guaranty, except that this
Section 4.06 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

     Section 4.07  Liens.
                   -----

          Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.07 shall not apply to Permitted Liens; provided, however, that if, notwithstanding this Section 4.07,
                 --------  -------
any Lien to which this Section is applicable shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall, to the extent such Lien attaches to any asset that does not constitute Collateral or to any asset with respect to which such Lien would be prior to the Security Interest, automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected; provided further, however, that
                                      -------- -------  -------
notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this Section 4.07.

     Section 4.08  Merger or Consolidation; Acquisitions.
                   -------------------------------------

     Merge or consolidate with any Person, or acquire any assets or business from or Capital Securities of any Person, except that, if after giving effect thereto no Default would exist, this Section 4.08 shall not apply to (a) any merger or consolidation of Premiere or any Subsidiary (other than Xpedite UK or XSL) with Premiere or any Subsidiary (other than Xpedite UK or XSL), provided that, in the case of a merger to which the Company is party, the Company shall be the continuing Person and, in the case of any merger to which any Guarantor that is a United States Person and any Subsidiary that is not a Guarantor or is not a United States Person are party, the Guarantor that is a United States Person shall be the continuing Person, (b) any acquisition of assets in the ordinary course of business, (c) any other acquisition, so long as the aggregate consideration paid or otherwise provided by Premiere and its Subsidiaries for all such other acquisitions since the Restated Agreement Date (excluding any such consideration paid in the form of common stock of Premiere) does not exceed $10,000,000 plus the lesser of (i) $5,000,000 and (ii) the amount by which $35,000,000 exceeds the aggregate consideration actually expended for the acquisitions referred to in clause (d) below, (d) the acquisition of the Capital Securities of Xpedite Systems S.A. or Xpedite International Hong Kong Limited not owned by Premiere or any of its Subsidiaries on the Restated Agreement Date, so long as the aggregate consideration therefor is not in excess of $35,000,000 and (e) acquisitions constituting Investments permitted pursuant to Section 4.13.

     Section 4.09  Disposition of Assets.
                   ---------------------

     Sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 4.09 shall not apply to (a) any disposition of any asset or any interest therein in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or useful in its business, (c) any disposition of any asset or any interest therein to Premiere or a Guarantor that is a United States Person, (d) other dispositions subsequent to the Restated Agreement Date for cash in an aggregate amount with respect to (i) all such dispositions of investment securities listed on Schedule 4.13 not in excess of $30,000,000 or (ii) all other such
   -------------
dispositions not in excess of $10,000,000 and (e) any transaction to which any of the other provisions of this Agreement (other than Section 4.16) is by its express terms inapplicable.

     Section 4.10  Restricted Payments.
                   -------------------

     Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 4.10 shall not apply to any Restricted Payment
(a) made by any Subsidiary in the ordinary course of business pursuant to customary cash management practices of Premiere and the Subsidiaries, (b) consisting of purchases of common stock of Premiere in an aggregate amount not in excess of $1,000,000 for use in connection with Premiere's employee benefit programs or (c) made by any Subsidiary to Premiere or any Guarantor that is a United States Person, so long as, in the case of any such Restricted Payment made by the Company or any of its Subsidiaries pursuant to this clause (c), no Default shall have occurred and be continuing either before or after giving effect to such Restricted Payment.

     Section 4.11  Limitation on Restrictive Covenants.
                   -----------------------------------

     Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Subsidiary to (a) pay dividends or make any other distributions on shares of its capital stock held by Premiere or any other Subsidiary, (b) pay any obligation owed to Premiere or any other Subsidiary, (c) make any loans or advances to or investments in Premiere or in any other Subsidiary, (d) transfer any of its property or assets to Premiere or any other Subsidiary or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom unless such restriction permits the creation of such a Lien to secure the obligations of the Loan Parties with respect to the Loans and all other amounts payable under the Loan Documents, except that this Section 4.11 shall not apply to Permitted Restrictive Covenants.

     Section 4.12  Issuance or Disposition of Capital Securities.
                   ---------------------------------------------

     Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of any Significant Subsidiary, except that this
Section 4.12 shall not apply to (a) any issuance of Capital Securities of a Significant Subsidiary (i) that are subjected to the Security Interest in a manner reasonably satisfactory to the Managing Agents or (ii) for the purpose of effecting a disposition contemplated or permitted by Section 4.09(d), (b) any issuance by Premiere of its capital stock to any present or former employee of Premiere or other Persons pursuant to any stock plan of Premiere in effect on the Restated Agreement Date or (c) any issuance, sale, transfer or other disposition of such Capital Securities as consideration for an acquisition permitted by Section 4.08(c).

     Section 4.13  Investments.
                   -----------

     Make or acquire any Investment or have any Investment outstanding, except that this Section 4.13 shall not apply to (a) Money Market Investments, (b) Investments constituting acquisitions permitted under Section 4.08, (c) Investments by Premiere or any Subsidiary in Premiere or any Guarantor that is a United States Person, (d) Investments existing on the Restated Agreement Date and set forth on Schedule 4.13, (e) Investments by Premiere or any Subsidiary in
                 -------------
Premiere or any Subsidiary made in the ordinary course of business of Premiere or any Subsidiary pursuant to customary cash management practices of Premiere and the Subsidiaries, (f)(i) loans to Mr. Boland Jones to fund tax liabilities incurred by Mr. Jones arising from his exercise of employee stock options in an aggregate amount with respect to all such loans not in excess of $15,000,000 at any time and (ii) other Investments in an aggregate amount with respect to all such Investments not in excess of $15,000,000 at any time, in each case with respect to clause (f)(i) and (f)(ii) for so long as (x) no Default shall have occurred and be continuing or would result therefrom and (y) after giving effect thereto, Premiere and the Company and/or any of their respective Subsidiaries would collectively be entitled to incur not less than $10,000,000 of additional Indebtedness and remain in compliance with Sections 4.19 and 4.22, respectively.

     Section 4.14  Taxes of Other Persons.
                   ----------------------

     (a) File a consolidated, combined, unitary or similar group tax return with any other Person other than, in the case of Premiere, a Consolidated Subsidiary and, in the case of any such Subsidiary, Premiere or a Consolidated Subsidiary, or (b) enter into any tax sharing agreement or similar Contract to pay, or make payments with respect to, any Taxes owing by any Person other than Premiere or a Consolidated Subsidiary.

     Section 4.15  Benefit Plans.
                   -------------

     Have, or permit any of its ERISA Affiliates to have, any Benefit Plan other than an Existing Benefit Plan.

     Section 4.16  Transactions With Affiliates.
                   ----------------------------

     Effect any transaction (or series of related transactions) with any Affiliate (other than Premiere and any Guarantor that is a United States Person) that is on a basis less favorable than would at the time be obtainable with an unrelated third party in a commercially reasonable transaction, except that this
Section 4.16 shall not apply to (a) the provision of customary overhead and corporate managerial services by Premiere or a Subsidiary to Premiere or to any of the Subsidiaries and (b) transactions in the ordinary course of business of Premiere or any Subsidiary pursuant to customary cash management practices of Premiere and the Subsidiaries.

     Section 4.17  Substance Storage and Disposal.
                   ------------------------------

     Permit any hazardous wastes, environmental contaminants or other substances the improper release or disposal of which could result in the incurrence by Premiere or any Subsidiary of remedial obligations under Applicable Law, to be brought onto or stored on the properties owned or leased by it if such remedial obligations could reasonably be expected to have a Materially Adverse Effect on Premiere and the Consolidated Subsidiaries taken as a whole.

     Section 4.18  Capital Expenditures.
                   --------------------

     Make or be obligated at any time to make Capital Expenditures in an amount, together with the aggregate amount of all other Capital Expenditures made or obligated to be made since January 1, 1999, in excess of $70,000,000.

     C.  Premiere shall not:
         ------------------

     Section 4.19  Premiere Leverage Ratio.
                   -----------------------

     Permit the Premiere Leverage Ratio to be greater than 4.10 to 1 at any time prior to June 30, 1999, or 3.25 to 1 at any time on or after June 30, 1999.

     Section 4.20  Premiere Interest Coverage Ratio.
                   --------------------------------

     Permit the Premiere Interest Coverage Ratio to be less than 3.00 to 1 at any time.

     Section 4.21  Minimum Consolidated Revenues.
                   -----------------------------

     Permit Consolidated Revenues to be less than (i) $105,000,000 with respect to the fiscal quarter of Premiere ending December 31, 1998, (ii) $111,000,000 with respect to the fiscal quarter of Premiere ending March 31, 1999, (iii) $117,000,000 with respect to the fiscal quarter of Premiere ending June 30, 1999, and (iv) $125,000,000 with respect to the fiscal quarter of Premiere ending September 30, 1999.


     D.  The Company shall not:
         ---------------------

     Section 4.22  Xpedite Leverage Ratio.
                   ----------------------

     Permit the Xpedite Leverage Ratio to be greater than 3.00 to 1 at any time prior to June 30, 1999, or 2.75 to 1 at any time on or after June 30, 1999.

     Section 4.23  Xpedite Interest Coverage Ratio.
                   -------------------------------

     Permit the Xpedite Interest Coverage Ratio to be less than 3.00 to 1 at any time.

                                   ARTICLE 5


                                  INFORMATION
                                  -----------

     Section 5.01  Information to Be Furnished.
                   ---------------------------

     From the Restated Agreement Date and until the Repayment Date, Premiere and the Company shall furnish to each Bank:

          (a) Quarterly Financial Statements.
              ------------------------------

          As soon as available and in any event within 55 days after the close of each of the first three quarterly accounting periods in each fiscal year of Premiere or the Company, as the case may be, commencing with the quarterly period ending March 31, 1999:

               (i) a consolidated balance sheet of Premiere and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows of Premiere and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year; and

              (ii) a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows of the Company and its Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

          (b) Year-End Financial Statements; Accountants' Certificate.
              -------------------------------------------------------

          As soon as available and in any event within 105 days after the end of each fiscal year of Premiere or the Company, as the case may be, commencing with the fiscal year ending December 31, 1998:

               (i) a consolidated balance sheet of Premiere and the Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of Premiere and the Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

               (ii) a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of the Company and its Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year; and

               (iii) audit reports of Ernst & Young, or other independent certified public accountants of recognized standing reasonably satisfactory to the Required Banks, with respect to the financial statements delivered pursuant to clauses (i) and (ii) above.

          (c)  Monthly Financial Statements.
               ----------------------------

          As soon as available and in any event within 45 days after the end of each month, financial statements and other financial information with respect to Premiere and the Consolidated Subsidiaries satisfactory in form and content to the Managing Agents. The Managing Agents acknowledge that Premiere's current monthly statements are satisfactory in form.

          (d) Officer's Certificate as to Financial Statements and Defaults.
              -------------------------------------------------------------

          At the time that financial statements are furnished pursuant to
Section 5.01(a) or (b), a certificate of the president or chief financial officer of Premiere or the Company, as the case may be, stating that to the best of his or her knowledge after due inquiry, no Default or Event of Default exists or, if one exists, the actions being taken to remedy it. At the time that financial statements are furnished pursuant to Section 5.01(a) and (b), a certificate of the president or chief financial officer of Premiere calculating the Premiere Leverage Ratio and the Xpedite Leverage Ratio.

          (e)  Reports and Filings.
               -------------------

          (i) As soon as practicable upon receipt thereof, copies of all material reports, if any, submitted to Premiere or any Subsidiary, or the Board of Directors of Premiere or any Subsidiary, by its independent certified public accountants, including any management letter; (ii) as soon as practicable, copies of all such financial statements and reports as Premiere or any Subsidiary shall send to its public stockholders, if any, and of all registration statements and all regular or periodic reports that Premiere or any Subsidiary shall file with the Securities and Exchange Commission or any successor commission.

          (f)  Requested Information.
               ---------------------

          From time to time and promptly upon request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets,

Liabilities, financial condition, results of operations or business prospects of Premiere and the Subsidiaries as such Bank through the Administrative Agent may reasonably request.

          (g) Notice of Defaults, Material Adverse Changes and Other Matters.
              --------------------------------------------------------------

          Prompt notice, after a senior officer of any Loan Party shall have become aware thereof, of:

               (i)  any Default,

               (ii) the acquisition or formation of a new Subsidiary and, in the case of each such new Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by Premiere or another Subsidiary and whether or not such new Subsidiary is a Consolidated Subsidiary or a Significant Subsidiary,

               (iii) any change in the name of any Subsidiary, its jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by Premiere or another Subsidiary or its status as a Consolidated or non-Consolidated Subsidiary,

               (iv) the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in
     Section 3.05 to be incorrect if made at such time,

               (v) the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in Section 3.06 or
     Section 3.10 to be incorrect if made at such time,

               (vi) any event or condition referred to in clauses (i) through
     (vi) of Section 6.01(g), whether or not such event or condition shall constitute an Event of Default, and

               (vii) any amendment of the certificate of incorporation or by-laws of Premiere or any Subsidiary that is a Loan Party.

     Section 5.02  Accuracy of Financial Statements and  Information.
                   -------------------------------------------------

          (a)  Financial Statements.
               --------------------

          (i) Premiere hereby represents and warrants that (A) Schedule 5.02(a)
                                                               ----------------
     sets forth a complete and correct list of the financial statements submitted by Premiere to the Banks in order to induce them to execute and deliver this Agreement, (B) such financial statements are complete and correct and fairly present in all material respects, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of Premiere and the Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, changes in financial position or cash flows of Premiere and such Subsidiaries for the respective periods to which such statements relate (except that the interim financial statements included therein may omit footnotes and are subject to year-end adjustments), (C) except for the Disclosed Matters, neither Premiere nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could reasonably be expected to have a Materially Adverse Effect on Premiere and the Consolidated Subsidiaries taken as a whole, and (D) the financial statements furnished pursuant to
     Section 5.01(a)(i) or (b)(i) will fairly present in all material respects, in accordance with Generally Accepted Accounting Principles except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by Premiere's then current independent certified public accountants), the consolidated financial position of Premiere and the Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and (in the case of audited financial statements included therein) cash flows of Premiere and such Subsidiaries for the respective periods to which such statements relate (except that the interim financial statements included therein may omit footnotes and are subject to year-end adjustments) and the furnishing of the same to the Banks shall constitute a representation and warranty by Premiere made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither Premiere nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could reasonably be expected to have a Materially Adverse Effect on Premiere and the Consolidated Subsidiaries taken as a whole.

          (ii) The Company hereby represents and warrants that (A) Schedule
                                                                   --------
     5.02(a) sets forth a complete and correct list of the financial statements
     -------
     submitted by the Company to the Banks in order to induce them to execute and deliver this Agreement, (B) such financial statements are complete and correct and fairly present in all material respects, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, changes in financial position or cash flows of the Company and such Subsidiaries for the respective periods to which such statements relate (except that the interim financial statements included therein may omit footnotes and are subject to year-end adjustments), (C) except as disclosed or reflected in such financial statements, as at September 30, 1998, neither the Company nor any Subsidiary of the Company had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could reasonably be expected to have a Materially Adverse Effect on the Company and its Consolidated Subsidiaries taken as a whole, and (D) the financial statements furnished pursuant to Section 5.01(a)(i) or (b)(i) will fairly present in all material respects, in accordance with Generally Accepted Accounting Principles except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by Premiere's then current independent certified public accountants), the consolidated financial position of the Company and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and (in the case of audited financial statements included therein) cash flows of the Company and such Subsidiaries for the respective periods to which such statements relate (except that the interim financial statements included therein may omit footnotes and are subject to year-end adjustments) and the furnishing of the same to the Banks shall constitute a representation and warranty by the Company made on the date the same are furnished to the Banks to that effect and to the further effect that, except for the Disclosed Matters, neither the Company nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could reasonably be expected to have a Materially Adverse Effect on the Company and its Consolidated Subsidiaries taken as a whole.

          (b)  Other Information.
               -----------------

          Premiere or the Company, as the case may be, hereby represents and warrants that the Information furnished to the Administrative Agent or the Banks by or on behalf of Premiere or the Company, as the case may be, on or prior to the Restated Agreement Date (other than the financial statements referred to in Section 5.02(a)), and the Information furnished to the Administrative Agent or the Banks by or on behalf of Premiere or the Company, as the case may be, after the Restated Agreement Date (other than the financial statements referred to in Section 5.02(a)), in the case of any Information prepared in the ordinary course of business, was or shall be, as the case may be, complete and correct in all material respects in the light of the purpose prepared, and, in the case of any Information the preparation of which was requested by any Bank, was or shall be, as the case may be, complete and correct in all material respects to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof and, in each case, did not or will not, as the case may be, contain any untrue statement of a material fact.

     Section 5.03  Additional Covenants Relating to Disclosure.
                   -------------------------------------------

     From the Restated Agreement Date and until the Repayment Date, Premiere shall and shall cause each Subsidiary to:

          (a) Accounting Methods and Financial Records.
              ----------------------------------------

          Maintain a system of accounting, and keep such books, records and accounts, as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and
(b) and (ii) the determination of the compliance of Premiere and the Subsidiaries with the terms of the Loan Documents.

          (b)  Fiscal Year.
               -----------

          Maintain the same opening and closing date for each fiscal year as for the fiscal year reflected in the Base Financial Statements.

          (c) Visits, Inspections and Discussions.
              -----------------------------------

          Subject to Section 10.06, permit representatives of any Bank, from time to time during normal business hours, as often as may be reasonably requested, upon reasonable prior notice, to (i) visit any of its premises or property, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make copies from its books and records, including management letters prepared by its independent certified public accountants, and (iv) discuss with its senior financial officers its business, assets, Liabilities, financial condition, results of operation and business prospects.

     Section 5.04  Authorization of Third Parties to Deliver Information.
                   -----------------------------------------------------

     Premiere and the Company hereby authorize and direct each Person whose preparation or delivery to the Administrative Agent or the Banks of any opinion, report or other Information is a condition or covenant under the Loan Documents (including under Article 2 or this Article 5) to so prepare or deliver such Information for the benefit of the Administrative Agent and the Banks. Premiere and the Company agree to promptly execute and deliver from time to time such further authorizations to effect the purposes of this Section 5.04 as the Administrative Agent or any Bank may reasonably request.

                                   ARTICLE 6


                                    DEFAULT
                                    -------

     Section 6.01  Events of Default.
                   -----------------

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of Premiere, any Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) Any payment of principal of or interest on any of the Loans or the Notes, or any payment of any fees shall not be made (i) in the case of principal of Loans when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in any case in accordance with the terms of this Agreement and the Notes and (ii) in all other cases, within 5 days of the date on which such payment is due;

          (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

          (c) (i) Premiere or the Company, as the case may be, shall default in the performance or observance of:


               (A) any term, covenant, condition or agreement contained in
     Section 4.01(a) (insofar as such Section requires the preservation of the corporate existence of each of the Loan Parties), 4.01(e), 4.04 through 4.23, 5.01(g)(i) or 11.07; or

               (B) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after notice of such default from the Administrative Agent; or

               (ii) Any Loan Party shall default in the performance or observance of:


               (A) any term, covenant, condition or agreement contained in
     Section 8.01 hereof or in Sections 1.02, 2.01(a)(i), 2.01(a)(iii)(B), 2.01(a)(vii), 2.01(b)(i), 2.01(b)(ii), 2.01(b)(iv) or 2.01(c)(v) of any
     Security Agreement to which such Loan Party is a party, or, in the case of Xpedite UK, Sections 6.1.2(A), 9.1.1(A), 9.1.1(B), 9.1.2, 23.3.1 of the
     Xpedite UK Security Agreement, or, in the case of XSL or any Significant Subsidiary of Xpedite UK other than XSL, Sections 6.1.2(A), 9.1.1(A), 9.1.1(B), 9.1.2, 21.3.1 of the XSL Security Agreement or the UK Security Agreement to which such Significant Subsidiary is a party, as the case may be, or, in the case of any other security agreement executed and delivered pursuant to Section 4.03(iii), the sections thereof directly analogous to such Sections in the UK Security Agreements; or

               (B) any term, covenant, condition or agreement contained in any Loan Document (other than any term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after notice of such default from the Administrative Agent;

          (d) (i) Premiere, any Subsidiary or any other Loan Party shall fail to pay, in accordance with its terms and when due and payable (after giving effect to applicable grace periods), any of the principal of or interest on any of its Indebtedness having a then outstanding principal amount in excess of $2,500,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) any event shall have occurred and be continuing that permits any holder or holders of any Indebtedness of any such Person (other than the Loans), any trustee or Administrative Agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment;

          (e) (i) Premiere, any Subsidiary or any other Loan Party shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of authorizing any of the foregoing;

          (ii) (A) A case or other proceeding shall be commenced against Premiere, any Subsidiary or any other Loan Party seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of Premiere, any Subsidiary or any other Loan Party, or of all or any substantial part of the assets, domestic or foreign, of Premiere, any Subsidiary or any other Loan Party, and, with respect to both clauses (1) and (2), such case or proceeding shall continue undismissed and unstayed for a period of 60 days, or (B) an order granting the relief requested in such case or proceeding against Premiere, any Subsidiary or any other Loan Party (including an order for relief under such Federal bankruptcy laws) shall be entered;

          (f) A judgment or order shall be entered against Premiere, any Subsidiary or any other Loan Party by any court, and shall continue undischarged, unbonded or unstayed for a period of 45 days (i) in which the aggregate amount of all such judgments and orders in excess of Premiere's applicable insurance coverage (so long as the insurer in respect thereof is not disputing, and could not reasonably be expected to dispute, the applicability of such insurance coverage) exceeds $2,500,000 or (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a Materially Adverse Effect on (A) Premiere and the Consolidated Subsidiaries taken as a whole, (B) any Loan Document or (C) the Collateral; or

          (g) (i) any Termination Event shall occur with respect to any Benefit Plan of Premiere, any Subsidiary, any other Loan Party or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) Premiere, any Subsidiary, any other Loan Party or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) Premiere, any Subsidiary, any other Loan Party or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA or (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against Premiere, any Subsidiary, any other Loan Party or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, except that no event or condition referred to in clauses (i) through (vi) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, Premiere, any Subsidiary or any other Loan Party to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $1,000,000; or

          (h) Any Loan Party or any Affiliate of any Loan Party asserts, or any Loan Party or any Affiliate of any Loan Party institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Security Interest is not a valid and perfected first priority security interest in the Collateral subject only to Permitted Liens; or

          (i) (i) Premiere shall at any time cease to own and control all of the Capital Securities of the Company outstanding at such time or (ii) any person or group of persons acting together (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) shall have or acquire at any time after the Agreement Date beneficial ownership (within the meaning of rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of, or the right to exercise voting power with respect to, more than 30% of the Capital Securities of Premiere outstanding at such time.

     Section 6.02  Remedies Upon Event of Default.
                   ------------------------------

     During the continuance of any Event of Default (other than one specified in Section 6.01(e)) and in every such event, the

Administrative Agent may and, if the Required Banks shall so request, shall, upon notice to Premiere, do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, immediately due and payable or (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(e), automatically and without any notice to the Borrower or the Guarantor, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be immediately due and payable and (b) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                                   ARTICLE 7


                     ADDITIONAL CREDIT FACILITY PROVISIONS
                     -------------------------------------

     Section 7.01  Mandatory Suspension and Conversion of Eurocurrency Rate
                   --------------------------------------------------------
Loans.
-----

     A Bank's obligations to make, continue or convert into Eurocurrency Rate Loans of any Type shall be suspended, all such Bank's outstanding Loans of that Type shall be converted (or, in the case of Loans to Xpedite UK, shall be repaid (unless Xpedite UK and such Bank shall have agreed to an alternative interest rate on such Bank's Loans to Xpedite UK, which alternative interest rate they agree to negotiate in good faith)) on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, (or, in the case of Loans to Xpedite UK, shall be repaid) on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans (or, in the case of Loans to Xpedite UK, shall be deemed withdrawn (unless Xpedite UK and such Bank shall have agreed to an alternative interest rate on such Bank's Loans to Xpedite
UK)), if:

          (a) on or prior to the determination of an interest rate for a Eurocurrency Rate Loan of that Type for any Interest Period, the Administrative Agent reasonably determines that for any reason appropriate information is not available to it for purposes of determining the Eurocurrency Rate for such Interest Period;

          (b) on or prior to the first day of any Interest Period for a Eurocurrency Rate Loan of that Type, the Required Banks have informed the Administrative Agent of their determination that the Eurocurrency Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Banks of making, continuing or converting into a Eurocurrency Rate Loan of such Type for such Interest Period; or

          (c) at any time such Bank reasonably determines that any Regulatory Change Enacted after the Restated Agreement Date makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into, or fund, any Eurocurrency Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurocurrency Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan (or, in the case of Loans to Xpedite UK, if such Bank and Xpedite UK have agreed to an alternative interest rate on such Bank's Loans to Xpedite
UK), then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurocurrency Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the applicable Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) or (b) above, and each Bank shall promptly notify the applicable Borrower and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause (c) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

     Section 7.02  Regulatory Changes.
                   ------------------

     If in the reasonable determination of any Bank, (a) any Regulatory Change Enacted after the Restated Agreement Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making, funding or maintaining of, or such Bank's commitment to make or acquire, any Loan, including any reserve requirement, whether under Regulation D or otherwise, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document in respect of its Loans or its obligations to make Loans or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make or acquire any Loan and (b) such reduction, increased cost or payment shall not result from a Tax to which Section 1.13 is applicable, then the applicable Borrower shall pay to such Bank such additional amounts as such Bank reasonably determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the applicable Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to compensation; provided, however, that the applicable Borrower shall not be
              --------  -------
required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the giving of the notice of the determination of such additional amounts (unless such period shall have commenced after the date that such Bank notified the applicable Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change), except, if such Regulatory Change shall have been imposed retroactively, for the period from the effective date of such Regulatory Change to the date that is 90 days after the first date on which such Bank reasonably should have had knowledge of such Regulatory Change.

     Section 7.03  Funding Losses.
                   --------------

     The applicable Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank reasonably determines are necessary to compensate it for any loss, cost or expense (excluding loss of the Applicable Margin) incurred by it as a result of (a) any payment, prepayment or conversion of a Eurocurrency Rate Loan on a date other than the last day of an Interest Period for such Eurocurrency Rate Loan or (b) a Eurocurrency Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from the applicable Borrower under this Agreement (excluding the Applicable Margin) on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar or Sterling market, as the case may be, selected by it for a period equal to such Interest Period or its remaining portion.

     Section 7.04  Certain Determinations.
                   ----------------------

     In making the determinations contemplated by Sections 7.01, 7.02 and 7.03, each Bank may make such estimates, assumptions, allocations and the like that such Person reasonably determines to be appropriate, and such Person's selection thereof in accordance with this Section 7.04, and the determinations made by such Person on the basis thereof, shall be final, binding and conclusive upon the Borrowers, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the applicable Borrower a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 7.02 and 7.03 and the assumptions underlying such computations.

     Section 7.05  Change of Lending Office.
                   ------------------------

     If an event occurs with respect to a Lending Office of any Bank that obligates either Borrower to pay any amount under Section 1.13, makes operable the provisions of clause (c) of Section 7.01 or would, absent this Section 7.05, entitle such Bank to make a claim under Section 1.13(a) or 7.02, such Bank shall, if requested by the applicable Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrowers are so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrowers. Except in the case of a change in Lending Offices made at the request of a Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrowers to pay any amount to such Bank under Section 1.13, make operable the provisions of clause (c) of Section 7.01 or entitle such Bank to make a claim under Section 1.13(a) or 7.02 if such obligation, the operability of such clause or such claim results directly from such designation and not from a Regulatory Change Enacted thereafter.

     Section 7.06  Replacement of Banks.
                   --------------------

     If any Bank requests compensation pursuant to Section 1.13 or 7.02, or such Bank's obligation to make or continue, or to convert Loans of any other Type into, any Type of Eurocurrency Rate Loan shall be suspended pursuant to Section 7.01, Premiere, upon three Business Days' notice, may require that such Bank transfer all of its right, title and interest under this Agreement and such Bank's Notes to any bank or financial institution identified by Premiere with the consent of the Administrative Agent (a) if such proposed transferee agrees to assume all of the obligations of such Bank for consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 7.03 as if all of such Bank's Loans were being prepaid in full on such date) and (b) if such Bank being replaced has requested compensation pursuant to Section 1.13 or 7.02, such proposed transferee's aggregate requested compensation, if any, pursuant to Section 1.13 or 7.02 with respect to such replaced Bank's Loans is lower than that of the Bank replaced. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements of the Borrowers contained in Sections 1.13, 7.02,
7.03 and 10.02) shall survive for the benefit of any Bank replaced under this
Section 7.06 with respect to the time prior to such replacement.

                                   ARTICLE 8


                                    GUARANTY
                                    --------

     Section 8.01  Guaranty of Payment and Performance; Limitation of Guaranty.
                   -----------------------------------------------------------

     (a) Each of the Guarantors hereby (a) absolutely, unconditionally and irrevocably guarantees to the Guaranteed Parties the due and punctual payment and performance of all of the Guaranteed Obligations in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise, but giving effect to any applicable grace period set forth in Section 6.01(a)), or deemed to be due pursuant to Section 8.02, and (b) agrees so to pay the same when so due, or deemed to be due, upon demand.

          (b) It is the intention of the Guarantors and the Guaranteed Parties that the obligations of the Guarantors under this Article 8 shall be in, but not in excess of, the maximum amount permitted by Applicable Law. To that end, but only to the extent such obligations would otherwise be avoidable, the obligations of each Guarantor under this Article 8 shall be limited to the maximum amount that, after giving effect to the incurrence thereof, would not render such Guarantor insolvent or unable to pay its debts as they mature or leave such Guarantor with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, with respect to each Guarantor at the time or times that such Guarantor is deemed, under Applicable Law, to incur obligations thereunder. Any such limitation shall be apportioned amongst the Guaranteed Obligations of the Guaranteed Parties pro rata in accordance with their respective amounts thereof. This Section 8.01(b) is intended solely to preserve the rights of the Guaranteed Parties under this Article 8 to the maximum extent permitted by Applicable Law, and none of the Guarantors or any other Person shall have any right under this
Section 8.01(b) that it would not otherwise have under Applicable Law. For the purposes of this Section 8.01(b), "insolvency", "unreasonably small capital" and "inability to pay debts as they mature" shall be determined in accordance with Applicable Law.

     Section 8.02  Continuance and Acceleration of Guaranteed Obligations Upon
                   -----------------------------------------------------------
Certain Events.  If:
--------------

          (a) any Event of Default resulting in the automatic acceleration of any Guaranteed Obligations shall occur;

          (b) any injunction, stay or the like that enjoins any acceleration, or demand for the payment of any Guaranteed Obligations that would otherwise be required or permitted under the Loan Documents shall become effective; or

          (c) any Guaranteed Obligations shall be or be determined to be or become discharged (other than by payment or performance in full), disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any court or governmental agency) against the applicable Borrower;

then (i) such Guaranteed Obligations shall, for all purposes hereunder, be deemed (A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof against the applicable Borrower and (B) if such is not already the case, to have thereupon become immediately due and payable and to have commenced bearing interest at the Post-Default Rate and (ii) the Guaranteed Parties may exercise all of the rights and remedies hereunder that would be available to them during an Event of Default.

     Section 8.03  Recovered Payments.
                   ------------------

     The Guaranteed Obligations shall be deemed not to have been paid, observed or performed, and the Guarantor's obligations hereunder in respect thereof shall continue and not be discharged, to the extent that any payment thereof by either Borrower or any Guarantor, or out of the proceeds of any collateral, is recovered from or paid over by or for the account of the Guaranteed Parties for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Guaranteed Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by the Guaranteed Parties (whether or not consented to by either Borrower, any of the Guarantors or any other guarantor) of any claim for any such recovery or payment over. Each of the Guarantors hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable hereunder whenever such a recovery or payment over occurs.

     Section 8.04  Nature of Guarantors' Obligations.
                   ---------------------------------

     The Guarantors' obligations under the Loan Documents (a) are absolute and unconditional, (b) constitute a guaranty of payment and not a guaranty of collection, (c) are as primary obligor and not as a surety only, (d) shall be a continuing guaranty of all present and future Guaranteed Obligations and all promissory notes and other documentation given in extension or renewal or substitution for any of the Guaranteed Obligations and (e) shall be irrevocable.

     Section 8.05  No Release of Guarantors.
                   ------------------------

     THE OBLIGATIONS OF EACH OF THE GUARANTORS HEREUNDER SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL ANY GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than, subject to Sections 8.03, the payment, observance and performance of the Guaranteed Obligations and except in the event such Guarantor is not a Significant Subsidiary and is disposed of in accordance with Section 4.09(d)), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not any Guarantor shall have received notice thereof):

          (a) (i) any increase in the principal amount of, or interest rate applicable to, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or
(vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Guaranteed Obligations;

          (b) (i) any failure to obtain, (ii) any release, composition or settlement of, (iii) any amendment or modification of any of the terms and provisions of, (iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any other guaranties of the Guaranteed Obligations;

          (c) (i) any failure to obtain or any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of any Lien or intended Lien upon, any collateral now or hereafter securing the Guaranteed Obligations or any other guaranties thereof;

          (d) any termination of or change in any relationship between any Guarantor and any other Loan Party including any such termination or change resulting from a change in the ownership of any Guarantor or any other Loan Party or from the cessation of any commercial relationship between any Guarantor and any other Loan Party;

          (e) any exercise of, or any election not to exercise or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to the Guaranteed Parties, including (i) any election not to exercise or failure to exercise any right of setoff, recoupment or counterclaim, (ii) any election of remedies effected by the Guaranteed Parties, including the foreclosure upon any real estate constituting election of remedies effected by the Guaranteed Parties, including the foreclosure upon any real estate constituting collateral, whether or not such election affects the right to obtain a deficiency judgment, and (iii) any election by the Guaranteed Parties in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of such Bankruptcy Code; and

          (f) ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF ANY GUARANTOR HEREUNDER OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF ANY GUARANTOR HEREUNDER OR DISCHARGE ANY GUARANTOR FROM ANY THEREOF.

     Section 8.06  Certain Waivers.
                   ---------------

     Each of the Guarantors waives:

          (a) any requirement, and any right to require, that any right or power be exercised or any action be taken against either Borrower or any collateral for the Guaranteed Obligations;

          (b) all defenses to, and all setoffs, counterclaims and claims of recoupment against, the Guaranteed Obligations that may at any time be available to any other Guarantor (and agrees that payments due from such Guarantor hereunder shall be made without any reduction or deduction whatsoever, including any reduction or deduction for any setoff, counterclaim or claim of recoupment otherwise available to such Guarantor or to either Borrower);

          (c) (i) notice of acceptance of and intention to rely hereunder, (ii) notice of the making or renewal of any Loans or other extensions of credit hereunder and of the incurrence or renewal of any other Guaranteed Obligations,
(iii) notice of any of the matters referred to in Section 8.05 and (iv) all other notices that may be required by Applicable Law or otherwise to preserve any rights against any Guarantor hereunder, including any notice of default, demand, dishonor, presentment and protest;

          (d)  diligence;

          (e) any defense based upon, arising out of or in any way related to
(i) any claim that any sale or other disposition of any collateral for the Guaranteed Obligations was not conducted in a commercially reasonable fashion or that a public sale, should the Guaranteed Parties have elected so to proceed, was, in and of itself, not a commercially reasonable method of sale, (ii) any claim that any election of remedies by the Guaranteed Parties, including the exercise by the Guaranteed Parties of any rights against any collateral, impaired, reduced, released or otherwise extinguished any right that any Guarantor might otherwise have had against either Borrower or against any collateral, including any right of subrogation, exoneration, reimbursement or contribution or right to obtain a deficiency judgment, (iii) any claim based upon, arising out of or in any way related to any of the matters referred to in
Section 8.06 and (iv) any claim that the Loan Documents should be strictly construed against the Guaranteed Parties; and

          (f) ALL OTHER DEFENSES UNDER ANY APPLICABLE LAW THAT WOULD, BUT FOR THIS CLAUSE (f), BE AVAILABLE TO ANY GUARANTOR AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS LIABILITIES AND OBLIGATIONS HEREUNDER.

     Section 8.07  Subordination of Rights Against the Borrowers and Collateral.
                   ------------------------------------------------------------

     All rights that any Guarantor may at any time have against either Borrower or any collateral for the Guaranteed Obligations (including rights of subrogation, exoneration, reimbursement and contribution and whether arising under Applicable Law or otherwise), and all obligations that either Borrower may at any time have to any Guarantor, arising by virtue of such Guarantor's obligations to pay principal, interest or other amounts payable to Guaranteed Parties hereunder, any payment made pursuant thereto or the exercise by the Guaranteed Parties of their rights with respect to any collateral are hereby expressly subordinated to the prior payment, observance and performance in full of the Guaranteed Obligations. No Guarantor shall enforce any of the rights, or attempt to obtain payment or performance of any of the obligations, subordinated pursuant to this Section 8.07 until the Guaranteed Obligations have been paid, observed and performed in full, except that such prohibition shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights. If any amount shall be paid to or recovered by any Guarantor (whether directly or by way of setoff, recoupment or counterclaim) on account of any right or obligation subordinated pursuant to this Section 8.07, such amount shall be held by such Guarantor for the benefit of the Guaranteed Parties.

                                   ARTICLE 9


                                   THE AGENTS
                                   ----------

     Section 9.01  Appointment and Powers.
                   ----------------------

     Each Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as the Administrative Agent for such Bank under the Loan Documents with such powers as are delegated to the Administrative Agent and the Secured Party by the terms thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Administrative Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Administrative Agent shall not, by reason of its serving as the Administrative Agent, be a trustee or other fiduciary for any Bank. NationsBank, N.A., as Documentation Agent, shall have no rights or duties under, and no liability arising out of, the Loan Documents in its capacity as Documentation Agent.

     Section 9.02  Limitation on Administrative Agent's Liability.
                   ----------------------------------------------

     Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. The Administrative Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or the value or sufficiency of the Collateral or (c) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Administrative Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the

Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

     Section 9.03  Defaults.
                   --------

     The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Administrative Agent has received notice from a Bank or a Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in clauses (a) and (b) of the first sentence of Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

     Section 9.04  Rights as a Bank.
                   ----------------

     Each Person acting as the Administrative Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Administrative Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as the Administrative Agent, and such Person and its Affiliates may accept fees and other consideration from the Loan Parties and their Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

     Section 9.05  Indemnification.
                   ---------------

     The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent (a) they are subject to the indemnity contemplated by the last sentence of Section 10.10(b) or (b) they arise from gross negligence or willful misconduct by the Administrative Agent.

     Section 9.06  Non-Reliance on Administrative Agent and Other Banks.
                   ----------------------------------------------------

     Each Bank agrees that it has made and will continue to make, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, the Administrative Agent shall have no obligation to provide any Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof or the Loan Documents that may come into the possession of the Administrative Agent or any of its Affiliates.

     Section 9.07  Resignation of the Administrative Agent.
                   ---------------------------------------

     The Administrative Agent may at any time give notice of its resignation to the Banks and the Borrowers. Upon receipt of any such notice of resignation, the Required Banks may, with the consent of Premiere (which consent shall not be unreasonably withheld), appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and with the consent of Premiere (which consent shall not be unreasonably withheld), appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

     Section 9.08  Execution and Amendment of Loan Documents on Behalf of the
                   ----------------------------------------------------------
Banks.
-----

     Each Bank hereby authorizes the Administrative Agent to (a) execute and deliver, in the name of and on behalf of such Bank, (i) the Security Agreements and the UK Security Agreements, (ii) all UCC financing and continuation statements and other documents the filing or recordation of which are, in the determination of the Administrative Agent, necessary or appropriate to create, perfect or maintain the existence or perfected status of the Security Interest and (iii) any other Loan Document requiring execution by or on behalf of such Bank, and (b) release Collateral from the Security Interest to the extent that such Collateral has been disposed of in accordance with Section 4.09. The Administrative Agent shall consent to any amendment of any term, covenant, agreement or condition of the Security Agreements and the UK Security Agreements, or to any waiver of any right thereunder, if, but only if, the Administrative Agent is directed to do so in writing by the Required Banks; provided, however, that (i) the Administrative Agent shall not be required to
--------  -------
consent to any such amendment or waiver that affects its rights or duties and
(ii) the Administrative Agent shall not, unless directed to do so in writing by each Bank, (A) consent to any assignment by any Loan Party of any of its rights or obligations under any such agreement or (B) release any Collateral from the Security Interest, except as specified in clause (b) above.

                                   ARTICLE 10


                                 MISCELLANEOUS
                                 -------------

     Section 10.01  Notices and Deliveries.
                    ----------------------

     Except as otherwise expressly provided, all notices, communications and materials to be given or delivered pursuant to the Loan Documents shall be given or delivered in writing (which shall include telecopy transmissions) at the following respective addresses and telecopier numbers and to the attention of the following individuals or departments or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify:

          (a) if to Premiere, or the Company, to Premiere at:

               3399 Peachtree Road NE
               Lenox Building, Suite 600
               Atlanta, Georgia  30326


               Telephone No.:
               Telecopier No.:

               Attention:  Mr. Harvey A. Wagner


          (b) if to any other Loan Party, to it at:

               c/o Premiere Technologies, Inc.

               3399 Peachtree Road NE
               Lenox Building, Suite 400
               Atlanta, Georgia  30326



               Telephone No.:
               Telecopier No.:

               Attention:  Mr. Harvey A. Wagner

          (c) if to the Administrative Agent, to it at:

               One Wall Street
               New York, NY  10286

               Telephone No.:  (212) 635-8607
               Telecopier No.: (212) 635-8595

               Attention:  Cindy Rogers

               with a copy to:

               The Bank of New York
               One Wall Street
               New York, NY  10286

               Telephone No.:  (212) 635-4695
               Telecopier No.: (212) 635-6365 (6,7)

               Attention:  Geneveso Caviness, AFA, 18th Floor

          (d) if to any Bank, to it at the address or telecopier number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that
                                      -------
becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrowers and the Administrative Agent with respect to such assignment.

     Notices, communications and materials shall be deemed given or delivered when delivered or received at the appropriate address or telecopy number to the attention of the appropriate individual or department except that notices to be given or items of Collateral to be delivered to the Administrative Agent or any Bank pursuant to Sections 1.02, 1.03(c), 1.05, 1.07 and 1.12(b) or pursuant to any Collateral Document shall not be deemed given or delivered until received by the officer of the Administrative Agent or, in the case of such notices, such Bank responsible, at the time, for the administration of the Loan Documents.

     Section 10.02  Expenses; Indemnification.
                    -------------------------

     Whether or not any Loans are made hereunder, Premiere shall:

          (a) pay or reimburse the Administrative Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

          (b) pay or reimburse the Administrative Agent for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Administrative Agent) incurred by the Administrative Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and
(B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents, including (A) the protection or preservation of the Collateral, (B) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent or the Banks in, under or related to the Collateral or the Loan Documents or (C) the performance of any of the obligations of the Administrative Agent or the Banks under or related to the Loan Documents, (iii) protecting or preserving the Collateral or (iv) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent or the Banks in, under or related to the Collateral or the Loan Documents, including defending the Security Interest as a valid, perfected, first priority security interest in the Collateral subject to Permitted Liens;

          (c) pay or reimburse each of the Banks for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Bank) incurred by such Bank after the occurrence of an Event of Default in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing any of its rights in, under or related to the Collateral or the Loan Documents; and

          (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person, a Borrower, any Guarantor or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the applicable Borrower and such Indemnified Person, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) gross negligence or (y) willful misconduct.

     Section 10.03  Amounts Payable Due Upon Request for Payment.
                    --------------------------------------------

     All amounts payable by the Borrowers under Section 10.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be due within five Business Days following written request for the payment thereof.

     Section 10.04  Remedies of the Essence.
                    -----------------------

     The various rights and remedies of the Administrative Agent and the Banks under the Loan Documents are of the essence of those agreements.

     Section 10.05  Rights Cumulative.
                    -----------------

     Each of the rights and remedies of the Administrative Agent, and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

     Section 10.06  Confidentiality and Disclosures.
                    -------------------------------

     The Administrative Agent and each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Borrowers or any Guarantor in connection with any Loan Document, provided that the Administrative Agent and
                                   --------
the Banks may disclose to, and exchange and discuss with, any other Person who has agreed (to the extent that obtaining such agreement is reasonably practicable) to be bound by the provisions of this Section 10.06 (the Administrative Agent, the Banks and each such other Person being hereby authorized to do so) any information concerning Premiere or any Subsidiary (whether received by the Administrative Agent, the Banks or such other Person in connection with or pursuant to the Loan Documents or otherwise) (a) if such Person is an Affiliate of the Administrative Agent or such Bank or (b) for the purpose of (i) complying with Applicable Law, (ii) protecting or preserving the Collateral or protecting, preserving, exercising or enforcing any of their rights in, under or related to the Collateral or the Loan Documents, (iii) performing any of their obligations under or related to the Loan Documents or
(iv) consulting with respect to any of the foregoing matters.

     Section 10.07  Amendments; Waivers.
                    -------------------

     Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by (a) in the case of an amendment or waiver with respect to the Loan Documents referred to in Section 9.08(a), the Administrative Agent, (b) in the case of an amendment or waiver with respect to any other Loan Document, the Required Banks and, if the rights and duties of the Administrative Agent are affected thereby, by the Administrative Agent and (c) in the case of an amendment with respect to any Loan Document, by the Borrowers and, if such amendment amends Article 8 hereof, the Guarantors; provided, however, that no amendment or waiver shall be
                --------  -------
effective, unless in writing and signed by each Bank affected thereby, to the extent it (i) changes the amount of such Bank's Commitment, (ii) reduces the principal of or the rate of interest on such Bank's Loans or Notes or any fees payable to such Bank hereunder, (iii) postpones any date fixed for any payment of principal of or interest on such Bank's Loans, Notes or any fees payable to such Bank hereunder, (iv) releases any Guarantor from its obligations under
Section 8.01 or releases any Collateral from the Security Interest except to the extent that such Collateral has been disposed of in accordance with Section 4.09, or (v) amends Section 1.01(b), Section 1.14, this Section 10.07, the definition of "Required Banks" contained in Section 11.01 or any other provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent or any Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent or any Bank under the Loan Documents or Applicable Law. Upon any disposition of assets (including Capital Securities) permitted by Section 4.09, the Administrative Agent shall, and the Banks hereby so direct it to, release its Lien in such assets and shall execute and record, at Premiere's expense, such release documents as Premiere shall reasonably request.

     Section 10.08  Set-Off; Suspension of Payment and Performance.
                    ----------------------------------------------

     The Administrative Agent and each Bank are hereby authorized by the Borrowers, at any time and from time to time, without notice, during any Event of Default under Section 6.01(a) or at any time after amounts payable hereunder shall have been declared immediately due and payable pursuant to Section 6.02, to set off against, and to appropriate and apply to the payment of, the Liabilities of any Loan Party under the Loan Documents (whether owing to such Person or to any other Person that is the Administrative Agent or a Bank and whether matured or unmatured, fixed or contingent) any and all Liabilities owing by such Person or any of its Affiliates to any Loan Party (whether payable in Dollars, Sterling or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States).

     Section 10.09  Sharing of Recoveries.
                    ---------------------

     Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right,
(ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a "debt" under Section 101(11) of the Bankruptcy Code owed by it to any Loan Party, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or any Loan Party in a manner contrary to the provisions of
Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of any Loan Party from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). Each of the Borrowers and the Guarantors expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 10.09 shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02,
10.02 and 10.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Loan Parties were directly indebted to the holder of such participation for Loans in the amount of such participation.

     Section 10.10  Assignments and Participations.
                    ------------------------------

          (a)  Assignments.
               -----------

          (i) None of the Loan Parties may assign any of its rights or obligations under the Loan Documents without the prior written consent of each Bank, and no assignment of any such obligation shall release such Loan Party therefrom unless each Bank shall have consented to such release in a writing specifically referring to the obligation from which such Loan Party is to be released.

          (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents to one or more Persons, provided that,
                                                                 --------
except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction) no such assignment shall be effective unless (A) the assignment is consented to by

Premiere (unless an Event of Default exists at such time or such assignment is to an Affiliate of such Bank) and the Administrative Agent, (B) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrowers and the Administrative Agent and (C) except in the case of an assignment by the Bank that is the Administrative Agent, the Administrative Agent shall have been paid an assignment fee of $3,500. Upon any effective assignment, (1) the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Loans and Commitment, shall cease to be a Bank and (2) the assignee shall have all of the rights and shall be obligated to perform all of the obligations of a Bank; provided, however, that no assignee shall be entitled
                           -----------------
to any amounts that would otherwise be payable to it with respect to its assignment under Section 1.13 or 7.02 unless (x) such amounts are payable in respect of a Regulatory Change Enacted after the date the applicable assignment agreement became effective or (y) such amounts would have been payable to the Bank that made such assignment if such assignment had not been made. In the event of any effective assignment by a Bank, each of the Borrowers shall, against (except in the case of a partial assignment) receipt of the existing Note of the assignor Bank, issue a new Note to the assignee Bank.

          (b)  Participations.
               --------------

     Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of the Borrowers, any Guarantor, the Administrative Agent or any other Bank. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Loan Parties, the Administrative Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. Each holder of a participation in any rights under the Loan Documents, except to the extent the applicable participation agreement provides to the contrary, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.13, 7.02, 7.03, 10.02(d) and 10.07 (subject to any conditions imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.13(a)(iii)) and may exercise any rights of set-off with respect to such participation as fully as though the Loan Parties were directly indebted to the holder of such participation for Loans in the amount of such participation; provided, however,
                                                             --------  -------
that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Section 1.13 or 7.02 unless such amounts would have been payable to the Bank that granted such participation if such participation had not been granted. In connection with the sale of any participation hereunder, each participant (i) shall represent to the granting Bank for the benefit of the Administrative Agent and the Borrowers that under Applicable Law and treaties no Taxes (other than Bank Taxes) will be required to be withheld by the Administrative Agent or any Borrower with respect to any payments to be made with respect to such participant under this Agreement, (ii) shall furnish to the granting Bank (which Bank shall promptly forward to the Borrowers and the Administrative Agent) all of the forms and statements required by Section 1.13(a)(iii), and (iii) shall covenant to comply with all of the requirements of Section 1.13(a)(iii), provided that any required forms and statements shall be provided to the granting Bank, which Bank shall promptly forward such required forms and statements to the Administrative Agent and the Borrowers. Notwithstanding the above, in the event any Taxes are required to be withheld or deducted by any taxing authority from any payment made to any participant, the Bank that grants such participation shall (A) withhold or deduct from each payment to the participant the amount of any Tax required under applicable law to be withheld or deducted from such payment, and (B) pay any Tax so withheld or deducted by it to the appropriate taxing authority in accordance with Applicable Law. Each Bank selling or granting a participation shall indemnify the Loan Parties and the Administrative Agent for any Taxes (including without limitation, any interest, penalties, additions to tax and additional amounts incurred in connection therewith) and Liabilities that they may sustain as a result of such Bank's failure to withhold and pay any Taxes applicable to payments by such Bank to its participant in respect of such participation.

     Section 10.11  Governing Law.
                    -------------

     The rights and duties of the Borrowers, the Guarantors, the Administrative Agent and the Banks under this Agreement and the Notes shall, pursuant to New York General Obligations Law, Section 5-1401, be governed by the law of the State of New York.

     Section 10.12  Judicial Proceedings; Waiver of Jury Trial.
                    ------------------------------------------

     Any judicial proceeding brought against a Borrower or any Guarantor with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, each of the Borrowers and the Guarantors (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Each of the Borrowers and the Guarantors hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 10.01, and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail so long as such service is also delivered to Premiere by overnight courier. Nothing herein shall affect the right of any Administrative Agent, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of any Administrative Agent, any Bank or any other Indemnified Person to bring proceedings against a Borrower or any Guarantor in the courts of any other jurisdiction. To the extent permitted in accordance with Applicable Law relating to jurisdiction and venue, any judicial proceeding by a Borrower or any Guarantor against the Administrative Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

     Section 10.13  Reference Bank.
                    --------------

     The Reference Bank shall furnish to the Administrative Agent timely information for the purpose of determining the applicable Eurocurrency Rate. If the Reference Bank shall notify the Administrative Agent that thenceforth it shall not be able to furnish such information in a timely manner or shall assign all of its Loans or Commitment to a Person that is not an Affiliate of the Reference Bank, the Administrative Agent shall, with the consent of the Required Banks and Premiere, appoint another Bank as the Reference Bank in place of such Reference Bank.

     Section 10.14  Severability of Provisions.
                    --------------------------

     Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of the Borrowers and the Guarantors hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

     Section 10.15  Counterparts.
                    ------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     Section 10.16  Survival of Obligations.
                    -----------------------

     Except as otherwise expressly provided therein, the rights and obligations of the Borrowers, the Guarantors, the Administrative Agent, the Banks and the other Indemnified Persons under the Loan Documents shall survive the Repayment Date and the termination of the Security Interest.

     Section 10.17  Entire Agreement.
                    ----------------

     This Agreement, the Notes and the other Loan Documents embody the entire agreement among the Borrowers, the Guarantors, the Administrative Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     Section 10.18  Successors and Assigns.
                    ----------------------

     All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 10.19  No Fiduciary Relationship Established by Loan Documents.
                    -------------------------------------------------------

     The relationship between each Borrower and the Banks is that of debtor and creditor. The Loan Documents are not intended to, and do not, establish a fiduciary relationship, nor does a fiduciary relationship otherwise exist, between the Loan Parties, on the one hand, and the Administrative Agent and the Banks, on the other hand. The parties hereto have acted at arm's-length in negotiating the Loan Documents.

     Section 10.20  Judgment Currency.
                    -----------------

     If in connection with determining the amount of a judgment to be rendered in a currency (a "Judgment Currency") other than the currency in which the
                  -----------------
relevant amount was due under this Agreement or a Note, it is necessary to convert a sum payable by a Borrower or any other Loan Party under this Agreement, the Notes or any other Loan Document in a currency other than such Judgment Currency into such Judgment Currency, then, unless another rate of exchange is required under Applicable Law, the rate of exchange used shall be the Administrative Agent's spot rate of exchange in New York City on the Business Day preceding the day on which final judgment is to be rendered. The obligations of the applicable Loan Party in respect of any such sum payable by it under the Loan Documents in a currency other than such Judgment Currency shall, notwithstanding any such judgment in such Judgment Currency, be discharged only to the extent that on the Business Day following actual receipt by the Administrative Agent or Banks of the amount of the judgment in such Judgment Currency, such Person is able to purchase the relevant currency in New York City with such sum of Judgment Currency, whether or not at the Administrative Agent's spot rate of exchange. As a separate obligation and notwithstanding any such judgment, the applicable Loan Party shall pay such Person on demand in the relevant currency any difference between the amount originally payable by such Loan Party to such Person in the relevant currency and the amount of the relevant currency that may be so purchased. In the event that the amount that may be so purchased exceeds the amount originally payable, such Person shall promptly remit such excess to the applicable Loan Party.

     Section 10.21  Worldwide UK Security Agreement.
                    -------------------------------

     Notwithstanding anything to the contrary in the Worldwide UK Security Agreement, the Administrative Agent and the Banks hereby agree that no more than 65% (or such other percentage as is the maximum amount that can be subjected to the Security Interest without, in the reasonable opinion of the Company, resulting in any adverse tax consequence to the Company) of the shares of capital stock of Xpedite UK pledged by Worldwide pursuant thereto shall secure the liabilities of the Company or any Subsidiary that is a United States Person under the Loan Documents.

                                   ARTICLE 11


                                 INTERPRETATION
                                 --------------

     Section 11.01  Defined Terms.
                    -------------

     For the purposes of this Agreement:

     "Accumulated Funding Deficiency" has the meaning ascribed to that term in
      ------------------------------
Section 302 of ERISA.

     "Additional Sterling Cost" means, with respect to Eurocurrency Rate Loans
      ------------------------
made to Xpedite UK, for any Interest Period, the rate per annum for such Interest Period determined in accordance with Schedule 11.01(c).
                                              -----------------

     "Administrative Agent" means The Bank of New York, as Administrative Agent
      --------------------
for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 9.07.

     "Administrative Agent's Office" means the address of the Administrative
      -----------------------------
Agent specified in or determined in accordance with the provisions of Section 10.01.

     "Affiliate" means, with respect to a Person, any other Person that,
      ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of Premiere.

     "Agents' Fee Letters" means the letter agreements providing for the payment
      -------------------
of certain fees in connection with this Agreement among Premiere and the Company and (i) The Bank of New York and BNY Capital Markets, Inc., and (ii) NationsBank, N.A. and NationsBanc Montgomery Securities LLC, respectively.

     "Agreement" means this Credit Agreement, including all schedules, annexes
      ---------
and exhibits hereto.

     "American Teleconferencing" means American Teleconferencing Services, Ltd.,
      -------------------------
a Missouri corporation.

     "Annualized Consolidated EBITDA" means, with respect to any Person, at any
      ------------------------------
time, Consolidated EBITDA of such Person for the fiscal quarter ending on, or most recently ended prior to, such date of determination, times four; provided
                                                                      --------
however, that any non-recurring cash charge included in such Consolidated EBITDA
-------
shall not be multiplied by four in determining Annualized Consolidated EBITDA unless such annualization properly reflects the relevant circumstances in the judgement of the Managing Agents.

     "Applicable Law" means, anything in Section 10.11 to the contrary
      --------------
notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and Governmental Registrations and (iii) orders, decisions, judgments and decrees.

     "Bank" means (a) any Person listed on the signature pages hereof following
      ----
the Administrative Agent and (b) any Person (other than the Borrower or any of it's Affiliates) that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 10.10(a).

     "Bank Tax" means any income (including net income), franchise, gains or
      --------
profits Taxes (or similar Taxes imposed in lieu of such Taxes) that are imposed by any taxing authority in any jurisdiction (including any political subdivision thereof) in which the relevant Bank (or its Lending Office) or the Administrative Agent (as the case may be) is organized, managed or controlled or doing business or would not otherwise be subject to such Taxes but for a present or former connection between such jurisdictions or the taxing authority imposing such Taxes and the Bank or any Person affiliated with such Bank (including, without limitation, a connection arising from such Bank or affiliated Person being or having been a citizen or resident of such jurisdiction, or being or having been, organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place or business in such jurisdiction).

     "Bankruptcy Code" means Title 11 of the United States Code.
      ---------------

     "Base Financial Statements" means the most recent, audited, consolidated
      -------------------------
balance sheet of Premiere and the Consolidated Subsidiaries referred to in
Section 5.02(a)(i) and the related statements of income, retained earnings and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

     "Base Rate" means, for any day, a rate per annum equal to the higher of (i)
      ---------
the Prime Rate in effect on such day and (ii) the sum of the Federal Funds Rate in effect on such day plus 1/2%.
                      ----

     "Base Rate Loan" means any Loan the interest on which is, or is to be, as
      --------------
the context may require, computed on the basis of the Base Rate.

     "Benefit Plan" of any Person, means, at any time, any employee benefit plan
      ------------
(including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

     "Borrower" has the meaning ascribed thereto in the preamble hereof.
      --------

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which banks in New York City are authorized to close.

     "Capital Expenditures" means any expenditures in respect of the purchase or
      --------------------
other acquisition (by way of the acquisition of securities of a Person or otherwise) of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations or acquired with proceeds of insurance for the purpose of replacement thereof) and excluding Investments to which Section 4.13 is by its express terms inapplicable.

     "Capital Security" means, with respect to any Person, (a) any share of
      ----------------
capital stock of such Person or (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral" means all property in which a Lien is created pursuant to the
      ----------
Collateral Documents.

     "Collateral Documents" means the Security Agreements, the UK Security
      --------------------
Agreements and any other Loan Documents evidencing, governing or perfecting the Security Interest.

     "Commitment" of any Bank means (a) the amount set forth opposite such
      ----------
Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case, as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 10.10(a), or (b) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

     "Commitment Termination Date" means the 364th day following the Restated
      ---------------------------
Agreement Date.

     "Company" has the meaning ascribed thereto in the preamble hereof.
      -------

     "Consolidated EBITDA" means, with respect to any Person for any period, the
      -------------------
sum of (a) Consolidated Net Income of such Person for such period and (b) to the extent deducted in determining such Consolidated Net Income for such period, interest expense, income tax expense, depreciation expense, amortization expense, non-cash charges relating to Premiere's relationship with Digitek, Premiere Network and WorldCom arising from write-offs and other non-cash charges, if any, as agreed to by the Managing Agents. Notwithstanding the foregoing, Consolidated EBITDA for any period shall be calculated after giving effect on a pro forma basis for the period of such calculation to (x) the sale or other disposition of any Subsidiary or of all or substantially all of the assets of any Subsidiary during such period and up to and including the date of determination (the "Reference Period") and (y) the acquisition by Premiere or any Subsidiary during the Reference Period of any other Person which, as a result of such acquisition, becomes a Subsidiary, or the acquisition of assets during the Reference Period from any Person which constitutes all or substantially all of an operating unit or business of such Person, as if such sale or disposition or acquisition occurred on the first day of the period of such calculation.

     "Consolidated Indebtedness" means, with respect to any Person, at any time,
      -------------------------
the consolidated Indebtedness of such Person and its Consolidated Subsidiaries as of such time.

     "Consolidated Net Income" means, with respect to any Person, for any
      -----------------------
period, the amount of consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period (taken as a cumulative whole) provided that there shall be excluded: (a) any net income (or net loss) of a Consolidated Subsidiary (i) for any period during which it was not a Consolidated Subsidiary or (ii), in case of any such net income, to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary is not at the time permitted by operation of the terms of any Contract or Applicable Law; (b) any net income (or net loss) of any Person (other than a Consolidated Subsidiary) in which such first Person or any Consolidated Subsidiary has an ownership interest, except to the extent that any such income has actually been received by such first Person or such Subsidiary in the form of cash dividends or similar distributions or, in the case of any Person not less than 50% of the Capital Securities or other ownership interests of which is owned by such first Person or such Subsidiary, to the extent that such first Person or such Subsidiary has the contractual right to cause such Person to pay or declare such dividends or other distributions; (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period; (d) any net gains or losses on the sale or other disposition of investments and other capital assets other than in the ordinary course of business, provided that there shall also be excluded any related charges for taxes thereon; (e) any net gains or losses resulting from the extinguishment or defeasance of any Indebtedness; (f) any earnings from discontinued businesses; (g) any extraordinary gains or losses;
(h) any interest income; and (i) all cash and non-cash nonrecurring charges or gain related to an acquisition by such first Person and the Consolidated Subsidiaries for such period and recorded on such first Person's consolidated statements of operations.

     "Consolidated Revenues" means, with respect to Premiere and the
      ---------------------
Subsidiaries, for any period, the consolidated revenue of Premiere and the Subsidiaries for such period.

     "Consolidated Subsidiary" means, with respect to any Person at any time,
      -----------------------
any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of Premiere.

     "Contract" means (a) any agreement, including an indenture, lease or
      --------
license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

     "Default" means any condition or event that constitutes an Event of Default
      -------
or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Disclosed Matters" means the facts and circumstances expressly disclosed
      -----------------
in Premiere's filings with the Securities and Exchange Commission listed on
Schedule 11.01(b); provided, however, that material adverse developments
-----------------  --------  -------
relating to any such facts or circumstances subsequent to such disclosure thereof, or any ancillary effects thereof occurring subsequent to such disclosure that could have a Material Adverse Effect on (x) Premiere and the Consolidated Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral, shall not constitute Disclosed Matters.

     "Dollar Equivalent" means, on any date, with respect to an amount of
      -----------------
Sterling, the amount of Dollars that the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) could then be purchased by it, on a spot basis and in accordance with its customary banking practices, with such amount of Sterling.

     "Dollars" and the sign "$" mean lawful currency of the United States of
      -------                -
America.

     "Domestic Lending Office" of any Bank means (a) the branch or office of
      -----------------------
such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an
           -------
assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

     "Enacted", as applied to a Regulatory Change, means the date such
      -------
Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise.

     "ERISA" means the Employee Retirement Income Security Act of 1974.
      -----

     "ERISA Affiliate" means, with respect to any Person, any other Person,
      ---------------
including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c),
(m) or (o) of which such first Person is a member.

     "Eurocurrency Business Day" means any Business Day on which dealings in
      -------------------------
Dollar and Sterling deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar and Sterling deposits) in London, England.

     "Eurocurrency Lending Office" of any Bank means (a) the branch or office of
      ---------------------------
such Bank set forth below such Bank's name under the heading "Eurocurrency Lending Office" on Annex A or, in the case of a Bank that becomes a Bank
                   -------
pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurocurrency Lending Office" in the Notice of

Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurocurrency Rate Loans are to be made or maintained.

     "Eurocurrency Rate" means, for any Interest Period, the sum of (i) the rate
      -----------------
per annum determined by the Administrative Agent to be the rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) at which the Reference Bank offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars or Sterling, as the case may be, in amounts comparable to the Eurocurrency Rate Loan of the Reference Bank to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurocurrency Business Day (or such other day as is customary for eurocurrency loans denominated in Sterling) before the first day of such Interest Period plus (ii) in the case of Eurocurrency Rate
                                      ----
Loans made to Xpedite UK, the Additional Sterling Cost for such Interest Period.

     "Eurocurrency Rate Loan" means any Loan the interest on which is, or is to
      ----------------------
be, as the context may require, computed on the basis of the Eurocurrency Rate.

     "Event of Default" means any of the events specified in Section 6.01.
      ----------------

     "Existing Benefit Plan" means any Benefit Plan listed on Schedule 4.15.
      ---------------------                                   -------------

     "Existing Guaranty" means (a) any Guaranty outstanding on the Restated
      -----------------
Agreement Date, to the extent set forth on Schedule 4.06, and (b) any Guaranty
                                           -------------
that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced at the time of such renewal, extension or replacement and (iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

     "Existing Indebtedness" means (a) any Indebtedness of Premiere or any
      ---------------------
Subsidiary outstanding on the Restated Agreement Date, to the extent set forth on Schedule 4.05, and (b) any Indebtedness of Premiere or such Subsidiary
   -------------
constituting a renewal, extension or refunding of any Existing Indebtedness of Premiere or such Subsidiary, but only if (i) at the time such Indebtedness is incurred and immediately after giving effect thereto, no Default would exist,
(ii) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness so renewed, extended or refunded (plus accrued interest, fees and transaction costs) and (iii) such Indebtedness bears interest at a rate per annum not exceeding the rate borne by the Indebtedness so renewed, extended or refunded except for any increase that is commercially reasonable at the time such Indebtedness is incurred.

     "Federal Funds Rate" means, for any day, the weighted average of the rates
      ------------------
on overnight Federal funds transactions with members of the Federal

Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The Bank of New York from three Federal funds brokers of recognized standing selected by such bank.

     "Generally Accepted Accounting Principles" means (a) in the case of the
      ----------------------------------------
Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (b) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements.

     "Governmental Approval" means any authority, consent, approval, license (or
      ---------------------
the like) or exemption (or the like) of any governmental unit.

     "Governmental Registration" means any registration or filing (or the like)
      -------------------------
with, or report or notice (or the like) to, any governmental unit.

     "Guaranteed Obligations" means all Liabilities of the Borrowers and the
      ----------------------
other Loan Parties (including in its capacity as a "debtor in possession" under the Bankruptcy Code) due or owing to, or in favor or for the benefit of, the Guaranteed Parties under the Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, and whether or not (a) due or owing to, or in favor or for the benefit of, Persons that are Guaranteed Parties as of the Restated Agreement Date or that become Guaranteed Parties by reason of any succession or assignment at any time thereafter, (b) ARISING OR ACCRUING BEFORE OR AFTER THE FILING BY OR AGAINST ANY LOAN PARTY OF A PETITION UNDER THE BANKRUPTCY CODE OR (c) ALLOWABLE UNDER SECTION 502(b)(2) OF THE BANKRUPTCY CODE; provided, however, that (i) the Guaranteed Obligations of the Company in its
--------  -------
capacity as a Guarantor shall not include any of such Liabilities of the Company in its capacity as a Borrower and (ii) solely with respect to the obligations of XSL as a Guarantor hereunder or any other Guarantor that is not a United States Person, Guaranteed Obligations shall not include any such Liabilities of the Company or any Subsidiary that is a United States Person under the Loan Documents.

     "Guaranteed Parties" means all Persons that are, or at any time were, the
      ------------------
Administrative Agent, or a Bank.

     "Guarantor" means Premiere, the Company, all Subsidiaries listed on
      ---------
Schedule 11.01(a) and all Subsidiaries that shall have executed and delivered a
-----------------
Subsidiary Guaranty Supplement pursuant to Section 4.03 at any time after the Restated Agreement Date.

     "Guaranty" of any Person means any obligation, contingent or otherwise, of
      --------
such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a
                                                     ---------
verb has the correlative meaning.

     "Indebtedness" of any Person means (a) any obligation of such Person for
      ------------
borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person, (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any obligation, whether or not contingent, of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person, (h) any Indebtedness of others secured by a Lien on any asset of such Person and (i) any Indebtedness of others Guaranteed by such Person.

     "Indemnified Person" means any Person that is, or at any time was, the
      ------------------
Administrative Agent, a Bank, an Affiliate of the Administrative Agent or a Bank or a director, officer, employee or Administrative Agent of any such Person.

     "Information" means data, certificates, reports, statements (including
      -----------
financial statements), documents and other information.

     "Intellectual Property" means (a) (i) patents and patent rights, (ii)
      ---------------------
trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

     "Intercompany Indebtedness" means Indebtedness owed by Premiere or any
      -------------------------
other Guarantor to Premiere or any other Guarantor.

     "Interest Expense" means, with respect to any Person, for any period,
      ----------------
without duplication, the sum of all interest expense of such Person and its Consolidated Subsidiaries.

     "Interest Payment Date" means the last day of each month of each year.
      ---------------------

     "Interest Period" means a period commencing, in the case of the first
      ---------------
Interest Period applicable to a Eurocurrency Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day, so long as such day is not later than the Commitment Termination Date, in the first, second, third or sixth calendar month thereafter or, in the case of Eurocurrency Rate Loans made to Xpedite UK, or made previously and which have an Interest Period ending, on any day that is less than one month prior to the Commitment Termination Date, ending on the Commitment Termination Date, except that (a) any Interest Period that would otherwise end on a day that is not a Eurocurrency Business Day shall be extended to the next succeeding Eurocurrency Business Day unless such Eurocurrency Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurocurrency Business Day and
(b) any Interest Period that begins on the last Eurocurrency Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurocurrency Business Day of a calendar month.

     "Investment" of any Person means (a) any Capital Security, evidence of
      ----------
Indebtedness or other security or instrument issued by any other Person or (b) any loan, advance or extension of credit to, or any contribution to the capital of, any other Person.

     "Lending Office" of any Bank means the Domestic Lending Office or the
      --------------
Eurocurrency Lending Office of such Bank.

     "Liability" of any Person means (in each case, whether with full or limited
      ---------
recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

     "Lien" means, with respect to any property or asset (or any income or
      ----
profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise), any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means any amount advanced by a Bank pursuant to Section 1.01.
      ----

     "Loan Document Related Claim" means any claim or dispute (whether arising
      ---------------------------
under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Restated Agreement Date or before or after the Repayment Date.

     "Loan Document Representation and Warranty" means any "Representation and
      -----------------------------------------
Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under any Loan Document.

     "Loan Documents" means (a) this Agreement, the Notes, the Security
      --------------
Agreements and the UK Security Agreements and (b) all other agreements, documents and instruments executed or delivered under or in connection with (i) any agreement, document or instrument referred to in clause (a), (ii) any other agreement, document or instrument referred to in this clause (b) or (iii) any of the transactions contemplated by any agreement, document or instrument referred to in clause (a) or in this clause (b).

     "Loan Party" means any Person (other than the Administrative Agent or a
      ----------
Bank) that is a party to a Loan Document.

     "Managing Agents" means The Bank of New York and NationsBank, N.A.
      ---------------

     "Mandatorily Redeemable Stock" means, with respect to any Person, any share
      ----------------------------
of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

     "Materially Adverse Effect" means, (a) with respect to a group of Persons
      -------------------------
"taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on a consolidated basis in accordance with Generally Accepted Accounting Principles, (b) with respect to any Loan Document, any materially adverse effect, on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto and (c) with respect to any Collateral, or any category of Collateral, pledged by any Loan Party, a materially adverse effect on the validity, perfection, priority or enforceability of the Security Interest therein.

     "Maximum Permissible Rate" means, with respect to interest payable on any
      ------------------------
amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

     "Money Market Investment" means (a) any security issued or directly and
      -----------------------
fully guaranteed or insured by the United States government or any agency or instrumentality thereof having a remaining maturity of not more than one year,
(b) any certificate of deposit, eurodollar time deposit and bankers' acceptance with remaining maturity of not more than one year, any overnight bank deposit, and any demand deposit account, in each case with any Bank or with any United States or United Kingdom commercial bank having capital and surplus in excess of $500,000,000 or (Pounds)500,000,000, (c) any repurchase obligation with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (b) above, (d) any commercial paper issued by any Bank or the parent corporation of any Bank and any other commercial paper rated A-1 or higher by Standard & Poor's, a division of the McGraw Hill Companies, Inc., or Prime-1 by Moody's Investors Service, Inc. and in any case having a remaining maturity of not more than one year, (e) any money market fund that invests solely in any or all of the Money Market Investments described in clauses (a) through (d) of this definition and (f) foreign currency investments of credit quality similar to the foregoing by any Subsidiary that is not a United States Person made in the ordinary course of business and reasonably related to the business needs of such Subsidiary.

     "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer
      --------------------------
plan as defined in Section 4001(a)(3) of ERISA.

     "Net Consolidated Indebtedness" means, at any time, Consolidated
      -----------------------------
Indebtedness of Premiere at such time less the amount of cash and cash-equivalents owned and held by Premiere and the Consolidated Subsidiaries at such time in excess of $10,000,000.

     "Net Proceeds" means proceeds received by Premiere or any of its
      ------------
Subsidiaries in cash from the sale or other disposition of any investment security in any calendar year permitted pursuant to Section 4.09(d)(i), net of the amount of (i) brokers' and advisors' fees and commissions payable in connection with such sale or other disposition, (ii) all Federal, state and local taxes payable as a direct consequence of such sale or other disposition and (iii) the fees and expenses attributable to such sale or other disposition, to the extent not included in clause (i), except to the extent payable to any Affiliate of Premiere.

     "Note" means any promissory note in the form of Exhibit A.
      ----                                           ---------

     "Notice of Assignment" means any notice to the Borrowers and the
      --------------------
Administrative Agent with respect to an assignment pursuant to Section 10.10(a) in the form of Schedule 10.10(a).
               -----------------

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Permitted Guaranty" means any Guaranty that is (a) an endorsement for
      ------------------
deposit or collection in the ordinary course of business, (b) a Guaranty of and only of the obligations of the Loan Parties under the Loan Documents, (c) a Guaranty of obligations of Premiere or any Subsidiary not constituting Indebtedness of such Person and not otherwise prohibited by this Agreement, (d) a Guaranty of Indebtedness permitted pursuant to Section 4.05 (other than Premiere's 5-3/4% Convertible Subordinated Notes due 2004) or (e) Guaranties by Premiere of obligations and Indebtedness of its Subsidiaries (including real property leases and other ordinary course obligations) not prohibited to be incurred hereunder.

     "Permitted Lien" means (a) with respect to any asset that does not
      --------------
constitute Collateral, (i) any Lien existing on the Restated Agreement Date, to the extent set forth on Schedule 4.07; (ii) any Lien existing on any asset of
                        --------------
any Person at the time such Person becomes a Subsidiary or on any asset at the time such asset is acquired by Premiere or a Subsidiary, but only, in either case, if such Lien was not created in contemplation of such Person becoming a Subsidiary or such asset being acquired and such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such asset is acquired; (iii) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or
            --------
within 30 days after the acquisition thereof; (iv) any Lien arising out of the refinancing, extension, renewal or refunding of any Liability secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Liability is not increased and is
                         --------
not secured by any additional assets; (v) Liens on the assets of Premiere or any Subsidiary incidental to conduct of its business or the ownership of its assets that do not secure Indebtedness; (vi) any Lien securing and only securing the obligations of the Loan Parties under the Loan Documents; (vii) Liens securing Indebtedness of Premiere or any Subsidiary under a capital lease to the extent that such Liens attach solely to the assets subject to such capital lease or acquired with the proceeds of such Indebtedness; (viii) other Liens securing Indebtedness of Premiere and its Subsidiaries not prohibited by this Agreement in an aggregate principal amount outstanding at any time not in excess of $1,000,000 and (b) with respect to any asset that constitutes Collateral, any Lien that constitutes a "Permitted Lien" under the applicable Security Agreement or UK Security Agreements; and (ix) any Liens for Taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles.

     "Permitted Restrictive Covenants" means (a) any covenant or restriction
      -------------------------------
contained in any Loan Document, (b) any covenant or restriction described in
Schedule 4.11, but only to the extent that such covenant or restriction is there
-------------
identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, or (c) any covenant or restriction that
(i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

     "Person" means any individual, sole proprietorship, corporation,
      ------
partnership, limited liability company, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

     "Post-Default Rate" means the rate otherwise applicable under Section
      -----------------
1.03(a)(i) plus 2.00%.

     "Premiere" means Premiere Technologies, Inc., a Georgia corporation.
      --------

     "Premiere Communications" means Premiere Communications, Inc., a Florida
      -----------------------
corporation.

     "Premiere Interest Coverage Ratio" means, at any time, the ratio of (x)
      --------------------------------
Consolidated EBITDA of Premiere for the fiscal quarter of Premiere ending on, or most recently ended prior to, such date of determination to (y) Interest Expense of Premiere minus interest income and minus, to the extent included in Interest
            -----                     -----
Expense, amortization of financing costs of Premiere and the Consolidated Subsidiaries for such period.

     "Premiere Leverage Ratio" means, at any time, the ratio of Net Consolidated
      -----------------------
Indebtedness of Premiere at such time to Annualized Consolidated EBITDA of Premiere at such time.

     "Prime Rate" means the prime commercial lending rate of The Bank of New
      ----------
York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

     "Prohibited Transaction" means any transaction that is prohibited under
      ----------------------
Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

     "Purchase Money Indebtedness" means (a) Indebtedness that is incurred to
      ---------------------------
finance part or all of (but not more than) the purchase price of a tangible asset, provided that (i) neither Premiere nor any Subsidiary had at any time
       --------
prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase, or (b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b) and (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred.

     "Quarterly Date" means the last day of each March, June, September and
      --------------
December of each year.

     "Reference Bank" means The Bank of New York and any replacement Reference
      --------------
Bank appointed pursuant to Section 10.13.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulatory Change" means any Applicable Law, interpretation, directive,
      -----------------
request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that is Enacted after the Restated Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

     "Repayment Date" means the later of (a) the termination of the Commitments
      --------------
(whether as a result of the occurrence of the Commitment Termination Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (b) the payment in full of all principal of and interest on the Loans and all other amounts payable or accrued hereunder.

     "Reportable Event" means, with respect to any Benefit Plan of any Person,
      ----------------
(a) the occurrence of any of the events set forth in ERISA Sections 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code

Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

     "Representation and Warranty" means any representation or warranty made
      ---------------------------
pursuant to or under (a) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement.

     "Required Banks" means, at any time, Banks having more than 75% of the
      --------------
aggregate amount of the Commitments or, if the Commitments shall have expired or been terminated, Banks having more than 75% of the aggregate amount of the Loans outstanding.

     "Restated Agreement Date" means the date set forth as such on the signature
      -----------------------
pages hereof, which date is the date the executed copies of this Agreement, as amended and restated, were delivered by all parties hereto and, accordingly, this Agreement, as amended and restated, became effective. If no such date is there set forth, the Restated Agreement Date shall be the date as of which this Agreement is dated.

     "Restricted Payment" means (a) any payment with respect to or on account of
      ------------------
any of Premiere's or any Subsidiary's Capital Securities, including any dividend or other distribution on any such Capital Securities or (b) any payment on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any such Capital Security, other than any such payment with respect to Premiere's 5-3/4% Convertible Subordinated Notes due 2004 required to be made in accordance with the terms thereof as in effect on the Restated Agreement Date. For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any capital stock of Premiere or any Subsidiary other than Mandatorily Redeemable Stock.

     "Secured Party" has the meaning ascribed to such term in the Security
      -------------
Agreements and to the term "Agent" in the UK Security Agreements and to any analogous term in any other security agreement executed and delivered pursuant to Section 4.03(iii).

     "Security Agreements" means collectively (a) each of the Security
      -------------------
Agreements between Premiere and the Administrative Agent, American Teleconferencing and the Administrative Agent, Voice-Tel and the Administrative Agent, Worldwide and the Administrative Agent and the Company and the Administrative Agent, in each case in substantially the form of Exhibit B and
                                                                ---------
(b) any other security agreement entered into by a Significant Subsidiary and the Administrative Agent pursuant to Section 4.03, in each case in substantially the form of Exhibit B.
            ---------

     "Security Interest" means the Liens created, or purported to be created, by
      -----------------
the Loan Documents.

     "Significant Subsidiary" means, at any time, any Subsidiary whose assets
      ----------------------
(after elimination of intercompany items) equal or exceed [5%] of the total consolidated assets of Premiere and the Consolidated Subsidiaries, or whose revenues (after elimination of intercompany items) equal or exceed [5%] of the total consolidated revenues of Premiere and the Consolidated Subsidiaries, in each case as shown on the most recent financial statements of Premiere and its Consolidated Subsidiaries furnished to the Banks pursuant to Section 5.01.

     "Sterling" and the sign "(Pounds)" mean lawful currency of the United
      --------                --------
Kingdom.

     "Sterling Sub-limit" means $70,000,000, as such amount may be decreased
      ------------------
from time to time pursuant to Section 1.07.

     "Subsidiary"  means, with respect to any Person, any other Person (a)
      ----------
securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (b) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of Premiere.

     "Tax" means any Federal, State or foreign tax, assessment or other
      ---
governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

     "Termination Event" means, with respect to any Benefit Plan, (a) any
      -----------------
Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

     "Type" means, with respect to Loans, any of the following, each of which
      ----
shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurocurrency Rate Loans having a one-month Interest Period, Eurocurrency Rate Loans having a two-month Interest Period, Eurocurrency Rate Loans having a three-month Interest Period, and Eurocurrency Rate Loans having a six-month Interest Period. Any Eurocurrency Rate Loan having an Interest Period that differs from the duration specified for a Type of Eurocurrency Rate Loan listed above solely as a result of the operation of clauses (a) and (b) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

     "UK Security Agreements" means  collectively (a) the Worldwide UK Security
      ----------------------
Agreement, (b) the Xpedite UK Security Agreement, (c) the XSL Security Agreement and (d) any other security agreement entered into by a Subsidiary of Xpedite UK that is a Significant Subsidiary and the Administrative Agent pursuant to
Section 4.03, in each case in substantially the form of Exhibit E.
                                                        ---------

     "United States Person" means a corporation, partnership or other entity
      --------------------
created, organized or incorporated under the laws of the United States of America or a State thereof (including the District of Columbia).

     "VoiceCom" means VoiceCom Systems, Inc., a Washington corporation.
      --------

     "Voice-Tel" means Voice-Tel Enterprises, Inc., a Delaware corporation.
      ---------

     "Worldwide" means Xpedite Systems Worldwide, Inc.
      ---------

     "Worldwide UK Security Agreement" means the Deed of Charge over Shares and
      -------------------------------
Securities dated December 17, 1997 between Worldwide, as Chargor, and The Bank of New York, as Agent.

     "Xpedite Interest Coverage Ratio" means, at any time, the ratio of (x)
      -------------------------------
Consolidated EBITDA for the fiscal quarter of the Company ending on, or most recently ended prior to, such date of determination to (y) Interest Expense of the Company minus interest income and minus, to the extent included in Interest
            -----                     -----
Expense, amortization of financing costs of the Company and its Consolidated Subsidiaries for such period.

     "Xpedite Leverage Ratio" means, at any time, the ratio of Consolidated
      ----------------------
Indebtedness of Xpedite at such time to Annualized Consolidated EBITDA of Xpedite at such time.

     "Xpedite UK" has the meaning ascribed thereto in the preamble hereto.
      ----------

     "Xpedite UK Security Agreement" means the Fixed and Floating Charge dated
      -----------------------------
December 17, 1997 between Xpedite UK and The Bank of New York, as Agent.

     "XSL" means Xpedite Systems Limited., an English corporation.
      ---

     "XSL Security Agreement" means the Fixed and Floating Charge dated December
      ----------------------
17, 1997 between XSL and The Bank of New York, as Agent.

     Section 11.02  Other Interpretive Provisions.
                    -----------------------------
          (a) Except as otherwise specified herein, all references herein or in any other Loan Document (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

          (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

          (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

          (e) Except as otherwise specified herein, all references herein to the Agent, any Bank or any Loan Party shall be deemed to refer to such Person however designated in Loan Documents, so that (i) a reference to rights or duties of the Administrative Agent under the Loan Documents shall be deemed to include the rights or duties of such Person as the Security Party under the Security Agreements and the UK Security Agreements, (ii) a reference to costs incurred by a Bank in connection with the Loan Documents shall be deemed to include costs incurred by such Person as a Principal under (and as defined in) the Security Agreements and the UK Security Agreements, and (iii) a reference to the obligations of the Borrowers or any other Loan Party under the Loan Documents shall be deemed to include the obligations of such Person in any capacity under the Loan Documents.

     Section 11.03  Accounting Matters.
                    ------------------

     All accounting determinations hereunder and all computations utilized by Premiere or the Company in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for changes in Generally Accepted Accounting Principles that may from time to time be approved by a significant segment of the accounting profession.

     Section 11.04  Representations and Warranties.
                    ------------------------------

     All Representations and Warranties shall be deemed made (a) in the case of any Representations and Warranties contained in this Agreement at the time of its initial execution and delivery, at and as of the Restated Agreement Date and
(b) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

     Section 11.05  Captions.
                    --------

     Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

     Section 11.06  Interpretation and Related Documents.
                    ------------------------------------

     Except as otherwise specified therein, terms that are defined herein that are used in Notes, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 11.


     Section 11.07  Undertaking by Premiere.
                    ------------------------

     Notwithstanding the provisions of Section 2.01(a) hereto, the amendment and restatement of this Agreement as of the Restated Agreement

Date shall be effective notwithstanding that the Administrative Agent shall not have received the following, and Premiere agrees to deliver or cause to be delivered each of the following to the Administrative Agent, no later than the date that is, in the case of items (i) and (ii) below, 30 days and, in the case of item (iii) below, 10 days, after the Restated Agreement Date:

            (i) opinions of local counsel for the Loan Parties in Florida, Missouri, Washington and each other state, if any, in which the chief executive office of any Loan Party or any substantial portion of Collateral is located or deemed located, in form and substance reasonably satisfactory to the Managing Agents;

            (ii) Uniform Commercial Code, tax and judgement lien searches for each of the Loan Parties that are United States Persons, in such jurisdictions as shall have been reasonably requested by the Administrative Agent; and

            (iii) the items referred to in Section 2.01(a)(x).

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Restated Agreement Date.


                              PREMIERE TECHNOLOGIES, INC.



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:



                              XPEDITE SYSTEMS, INC.



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:



                              XPEDITE SYSTEMS HOLDINGS (UK) LIMITED



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:



                              XPEDITE SYSTEMS WORLDWIDE, INC.



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:

                              XPEDITE SYSTEMS LIMITED



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:



                              AMERICAN TELECONFERENCING
                              SERVICES, LTD.



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:



                              PREMIERE COMMUNICATIONS, INC



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:



                              VOICECOM SYSTEMS, INC.



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:

                              VOICE-TEL ENTERPRISES, INC.



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:

                              THE BANK OF NEW YORK,
                                as Administrative Agent and as a Bank



                              By /s/
                                 ------------------------------------
                                Name:
                                Title:


                              NATIONSBANK, N.A.,
                              as Documentation Agent and as a Bank


                              By /s/
                                 ------------------------------------
                                Name:
                                Title:


                              Agreement Date:

                                                                         ANNEX A
                                                                         -------

BANKS, LENDING OFFICES
 AND NOTICE ADDRESSES                    COMMITMENTS
---------------------                    -----------

THE BANK OF NEW YORK                     $50,000,000


Domestic Lending Office:

The Bank of New York
One Wall Street, 16th Floor
New York, NY 10286


Eurocurrency Lending Office:

The Bank of New York
One Wall Street, 16th Floor
New York, NY 10286



Notice Address:

The Bank of New York
One Wall Street, 16th Floor
New York, NY 10286


Telephone:  (212) 635-8607
Telecopy No.:  (212) 635-8595

Attention:  Ms. Cindy Rogers

BANKS, LENDING OFFICES
 AND NOTICE ADDRESSES                    COMMITMENTS
---------------------                    -----------

NATIONSBANK, N.A.                       $100,000,000


Domestic Lending Office:

NationsBank, N.A.
101 North Tryon Street
NC1-001-15-03
Charlotte, NC  28255


Eurocurrency Lending Office:

NationsBank, N.A.
101 North Tryon Street
NC1-001-15-03
Charlotte, NC  28255


Notice Address:

NationsBank, N.A.
101 North Tryon Street
NC1-001-15-03
Charlotte, NC  28255

Telephone:  (704) 386-8389
Telecopy No.:  (704) 386-8694

Attention:

                                                                   Schedule 1.02
                                                                   -------------

                         NOTICE OF BORROWING FOR LOANS


[Name and address
of Administrative Agent in accordance with
Section 10.01]


Date:


Ladies and Gentlemen:

     Reference is made to the Amended and Restated Credit Agreement, dated as of December 16, 1998, among Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited, as Borrowers, the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby gives notice pursuant to Section 1.02 of the Credit Agreement of its request to have the following Loans made to it on [insert requested date of borrowing or issuance]:


               Type of Loan/1/                         Amount
               ------------                            ------

     _________________________________              ______________

     _________________________________              ______________

     _________________________________              ______________


     [Please disburse the proceeds of the Loans by [insert requested method of disbursement].]/2/

     The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of Section 1.02 of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]/3/ (i) each Loan Document Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loans) will be true and correct at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the

Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loans) no Default will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.



                              [XPEDITE SYSTEMS, INC.]
                              [XPEDITE SYSTEMS HOLDINGS (UK) LIMITED]


                              By                            ,
                                 ---------------------------
                                 Name:
                                 Title:


_____________________

1. Be sure to specify the duration of the Interest Period in the case of Eurocurrency Rate Loans (e.g., one-month Eurocurrency Rate).
                              ----

2. Include and complete this sentence if the proceeds of the requested Loans are to be disbursed in a manner other than by credit to an account of the Borrower at the Administrative Agent's Office.

3. If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                            Schedule 1.03(c)(iv)
                                                            --------------------

                      NOTICE OF CONVERSION OR CONTINUATION

[Name and address
of Administrative Agent in accordance with
Section 10.01]

Date:

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Credit Agreement, dated as of December 16, 1998, among Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited, as Borrowers, the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.03(c)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:


Loans to be Converted or Continued                           Converted or Continued Loans
--------------------------------------------------       ----------------------------------------
Type          Last Day of Current                              Type
of Loan/1/      Interest Period         Amount               of Loan/1/              Amount
------------  -------------------  ---------------       -------------------   -------------------

------------  -------------------  ---------------       -------------------   -------------------

------------  -------------------  ---------------       -------------------   -------------------

------------  -------------------  ---------------       -------------------   -------------------

     The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of the Credit Agreement.


                                    [XPEDITE SYSTEMS, INC.]
                                    [XPEDITE SYSTEMS HOLDINGS (UK) LIMITED]

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

______________
/1/ Be sure to specify the duration of the Interest Period in the case of Eurocurrency Rate Loans (e.g., one-month Eurocurrency Rate).

                                                                Schedule 1.05(a)
                                                                ----------------

                              NOTICE OF PREPAYMENT


[Name and address
 of Administrative Agent in accordance with
 Section 10.01]

Date:

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Credit Agreement, dated as of December 16, 1998, among Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited, as Borrowers, the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.05(a) of the Credit Agreement that it will prepay the Loans specified below on [insert date of prepayment]:


                                         [Last Day of
                                           Current
Type of Loan/1/                        Interest Period]                     Amount
----------------------------    ------------------------------   -----------------------------

----------------------------    ------------------------------   -----------------------------

----------------------------    ------------------------------   -----------------------------

----------------------------    ------------------------------   -----------------------------

            The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of the Credit Agreement.

                              [XPEDITE SYSTEMS, INC.]
                              [XPEDITE SYSTEMS HOLDINGS (UK) LIMITED]

                              By
                                ---------------------------------
                                  Name:
                                  Title:

-----------------
/1/ Be sure to specify the duration of the Interest Period in the case of Eurocurrency Rate Loans (e.g., one-month Eurocurrency Rate).
                               ----

                                                             Schedule 2.01(a)(i)
                                                             -------------------
                          [INSERT NAME OF LOAN PARTY]

                      CERTIFICATE AS TO RESOLUTIONS, ETC.

     I, __________, [Assistant] Secretary of [insert name of loan party], a [__________] corporation (the "Company"), hereby certify, pursuant to Section 2.01(a)(i) of the Amended and Restated Credit Agreement, dated as of December 16, 1998, among Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited, as Borrowers, the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement"), that:

     1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


         Name                Office                  Signature
         ----                ------                  ---------

[Insert names and offices                  _______________________________

of persons authorized to sign              _______________________________

the Loan Documents to which                ______________________________

the Company is a party                     _______________________________

and any related documents]                 _______________________________

     2. (a) Attached as Annex A is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the Board of Directors of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

      [(b) Attached as Annex A-1 is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the stockholders of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.]/1/

     3. The loan documents to which the Company is a party, in each case as executed and delivered on behalf of the Company, are in the forms thereof approved by [unanimous written consent of] the Board of Directors of the Company.

     4. There has been no amendment to the Certificate of Incorporation of the Company since __________, 19__./2/

     5. Attached as Annex B is a true and correct copy of the By-laws of the Company as in effect on __________, 19__/3/ and at all subsequent times to and including the date hereof.


     IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 1997.



                         ___________________________
                          [Assistant] Secretary

     I, __________, [title] of the Company, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Company, and the signature in paragraph 1 above is his genuine signature.


     IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.



                         ___________________________
                              [Title]

____________________

1.   Omit if not applicable.
2. Insert date of the Secretary of State's Certificate of Incorporation required by Section 2.01(a)(ii).
3. Insert date of the Board of Directors' meeting adopting the resolutions referred to in paragraph 2(a).

                                                            Schedule 2.01(a)(iv)
                                                            --------------------

                           FORM OF OPINION OF COUNSEL
                              FOR THE LOAN PARTIES


Schedule 2.01(a)(iv)

FORM OF OPINION OF COUNSEL FOR THE LOAN PARTIES

December 16, 1998

To the Persons Listed on the Schedule A hereto

Re: $150,000,000 Amended and Restated Credit Agreement to Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited

Ladies and Gentlemen:

     We have acted as special counsel to Premiere Technologies, Inc. ("Premiere"), a Georgia corporation, Xpedite Systems, Inc. ("Xpedite"), a Delaware corporation, Xpedite Systems Holdings (UK) Limited ("Xpedite UK"), an English corporation, Xpedite Systems Limited ("Xpedite Systems"), an English corporation, Xpedite Systems Worldwide, Inc. ("Worldwide"), a Delaware corporation, Premiere Communications, Inc. ("Premiere Communications"), a Florida corporation, Voice-Tel Enterprises, Inc. ("Voice-Tel"), a Delaware corporation, VoiceCom Systems, Inc. ("VoiceCom"), a Washington corporation, and American Teleconferencing Services, Ltd., ("American Teleconferencing"), a Missouri corporation in connection with the execution and delivery of that certain Credit Agreement dated as of December 17, 1997, as Amended and Restated as of December 16, 1999 (the "Credit Agreement"), by and among Xpedite and Xpedite UK , as Borrowers, Xpedite Systems, Worldwide, Premiere, Premiere Communications, Voice-Tel, VoiceCom and American Teleconferencing, as Guarantors, the signatory banks thereto (collectively, the "Banks"), and The Bank of New York, as administrative agent (the "Administrative Agent") for the Banks, and NationsBank, N.A., as documentation agent, pursuant to which and subject to the terms and conditions of which the Banks agree to make Loans to the Borrowers on the terms and conditions set forth therein. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered pursuant to Section 2.01(a)(iv) of the Credit Agreement.

     In our capacity as special counsel to the Borrowers and Guarantors, we have examined originals, or copies identified to our satisfaction as being true copies of such originals of the following:

     (a) The Certificate of Incorporation of each of Xpedite, Worldwide, Premiere, Premiere Communications, Voice-Tel, VoiceCom and American Teleconferencing (collectively, the "Domestic Credit Parties"), as amended to date;

     (b) The Bylaws of each of the Domestic Credit Parties, as amended to date;

     (c) Certificates of the Secretary of State of the respective states of incorporation for each of the Domestic Credit Parties, of recent date, certifying as to the good standing of each of the Domestic Credit Parties,

     (d) Resolutions of the Boards of Directors of each of the Domestic Credit Parties relating to the Credit Agreement, the other Loan Documents (as defined below) and the transactions contemplated thereby;

     (e)  The Credit Agreement;

     (f)  The Notes;

     (g) A Security Agreement dated as of December 17, 1997 between Xpedite and The Bank of New York, as Secured Party;

     (h) A Security Agreement dated as of December 17, 1997 between Worldwide and The Bank of New York, as Secured Party;

     (i) Security Agreements dated as of the date hereof by each of Premiere, Voice-Tel and American Teleconferencing in favor of The Bank of New York, as Secured Party (the Security Agreements referred to in subparagraphs (g), (h) and
(i) referred to herein as the "Security Agreements");

     (j) A Deed of Charge over Shares and Securities dated as of December 17, 1997 between Worldwide and The Bank of New York, as Agent (the "Deed of Charge"); and

     (k) Form of financing statements on Form UCC-1 naming each of the Domestic Credit Parties, as debtors, and the Administrative Agent, as secured party (the "Financing Statements").

     The documents set forth in clauses (e) through (k) are hereinafter referred to collectively as the "Loan Documents".

     In rendering this opinion we have assumed (i) that the signatures on all documents examined by us are genuine, (ii) that any individual executing such documents had the legal capacity to execute such documents, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all documents submitted to us as photostatic or certified copies, (v) the authenticity of such copies, and (vi) that the rights set forth in the Loan Documents have been granted for adequate consideration, and that the grants of such rights were not made with the intent to hinder, delay or defeat any of the rights of any creditors of the Loan Parties. As to certain factual matters which were not independently established, we have relied to the extent we have deemed proper, on certificates and other information of the Loan Parties or public officials.

     We have also assumed, without independent investigation, that and relied upon the fact that: (i) the representations and warranties set forth in the Loan Documents are true and correct as to factual matters; (ii) each of the parties to the Loan Documents (other than the Domestic Credit Parties) has been duly organized and is validly existing and in good standing under the jurisdiction of its incorporation or organization; (iii) the execution and delivery of? and performance by, each party to the Loan Documents (other than the Domestic Credit Parties) are within its power and authority; (iv) the execution, delivery and performance of the Loan Documents by each of the parties thereto (other than the Domestic Credit Parties) do not conflict with or violate such Person's organizational documents or bylaws or any provision of any order, writ, judgment, injunction, decree, determination or award applicable to such Person;
(v) the execution, delivery and performance of the Loan Documents by each of the parties thereto (other than the Domestic Credit Parties and, as to Xpedite UK and Xpedite Systems, New York and Federal law) do not violate any applicable law with respect to such Person; (vi) each of the parties to the Loan Documents (other than the Domestic Credit Parties) has duly authorized, executed and delivered the Loan Documents; (vii) each of the Loan Documents is a legal, valid and binding obligation of each party thereto, enforceable in accordance with their respective terms against the parties thereto (other than, under New York, Georgia and Federal law, with respect to the Domestic Credit Parties, Xpedite
UK and Xpedite Systems); (viii) all authorizations, approvals or other actions by, and all notices to or filings with, any governmental authority, regulatory body or other Person that are required for the due execution, delivery and performance by the respective parties thereto (other than the Domestic Credit Parties), if required, have been duly obtained or made and are in full force and effect; (ix) there is no agreement or course of prior dealing between any of the parties which would supplement the relationships set forth in the Loan Documents; (x) the pledgors under the Security Agreements own, legally and beneficially, the Shares, (as hereinafter defined) and otherwise have and continue to have rights in such Collateral within the meaning of Section 9-203
(1) (c) of the Uniform Commercial Code, as adopted in the State of Georgia (the "UCC"); and (xi) that there has not been any fraud, duress, undue influence or material mistake of fact.

     We have also examined such corporate records, certificates of corporate and governmental representatives, and such questions of law and other matters as we have considered necessary or appropriate for the purpose of enabling us to express this opinion.

     Based on the foregoing, and subject to all of the qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

     1. Each of the Domestic Credit Parties is validly existing and in good standing under the laws of their respective jurisdictions of incorporation, with full corporate power and authority to enter into and perform its respective obligations under the Loan Documents and to consummate the transactions contemplated thereby.

     2. The execution and delivery by each of the Domestic Credit Parties of each of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action by the Domestic Credit Parties.

     3. The execution and delivery by each of the Domestic Credit Parties of each of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not violate any provision of the Certificate of Incorporation or By-laws of such Domestic Credit Party, as the case may be. The execution and delivery by the Domestic Credit Parties of the Loan Documents do not require any such Person to obtain any authorization, approval or consent of any Georgia or United States Governmental Authority for the legality, validity, or binding effect of the Loan Documents or violate any law, rule or regulation of the State of Georgia or the United States applicable to the Domestic Credit Parties; provided, however, that, notwithstanding the foregoing, we express no opinion as to (i) the necessity of obtaining any authorization, approval or consent from any Governmental Authority having specific jurisdiction over the regulation of Persons engaged in the telecommunications business or (ii) whether the execution and delivery of the Loan Documents violate any law, rule or regulation specifically relating to the regulation of Persons engaged in the business of telecommunications.

     4. Each of the Loan Documents to which any of the Domestic Credit Parties is a party has been duly executed and delivered by such Domestic Credit Party.

     5. The Loan Documents (other than any Loan Document governed by the laws of the United Kingdom as to which we express no opinion) constitute the legal, valid and binding obligation of each such Loan Party, as applicable, enforceable against such applicable party in accordance with their respective terms.

     6. To our knowledge, the execution and delivery by the Domestic Credit Parties of each of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not (a) cause any Domestic Credit Party to violate any material order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or governmental commission, board, bureau or agency to which any Domestic Credit Party is a party or is bound or (b) require any consent or approval under, or otherwise breach, any material agreement to which any Domestic Credit Party is a party or is bound.

     7. To our knowledge, there are no legal actions, suits or proceedings pending or threatened against any Domestic Credit Party before any court, arbitrator or governmental commission, board, bureau or agency which question the validity of the Loan Documents to which any Domestic Credit Party is a party.

     8. Each of the Security Agreements is in proper form to create a valid security interest under the UCC in favor of The Bank of New York, as Secured Party thereunder (the "Secured Party") in such portion of the Collateral, a lien or security interest in which is governed by, and subject to, the UCC, to secure the Secured Obligations (as defined in the Security Agreements) purported to be secured thereby.

     9. Assuming the Secured Party is holding and continues to hold the certificates representing the shares listed on Schedule 2.01(c) (v) to each of the Security Agreements (the "Shares"), endorsed in blank or endorsed to the Secured Party, in the State of New York and assuming that the Secured Party and each Bank have taken such Shares in good faith and without notice of an adverse claim the Security Agreements create a perfected security interest in such Shares under the UCC. Please note, however, that, without limitation, perfection of the applicable security interests will be terminated if the Secured Party no longer has possession of any collateral described above as being in its possession.

     For purposes of the opinion set forth in paragraph 1 hereof we have relied solely on certificates of existence or good standing issued by the secretary of state of the jurisdiction of each of the Domestic Credit Parties and our opinion is limited to, or qualified by, the substance of the certifications of such certificates.

     We note that we are admitted to practice only in the States of Georgia, North Carolina and the District of Columbia and express no opinions other than the laws of such jurisdictions, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. We note that Premiere Communications, Voice-Com and American Teleconferencing are corporations organized under the laws of Florida, Washington and Missouri, respectively. Accordingly, with respect to these entities, for purposes of paragraph 1 hereof relating to the opinion regarding corporate power, for purposes of paragraph 2 hereof, and for purposes of the opinion set forth in paragraph 4 hereof with respect to the due execution of the Loan Documents, we have assumed that the corporation. Laws of the States of Florida, Washington and Missouri are the same as the General Corporation Law of the State of Delaware. We understand that you will obtain local counsel opinions with respect to these matters after the date hereof However, to our knowledge, we have no reason to believe that our opinions with respect to these entities is not correct.

     This opinion is limited to the specific opinions set forth above and is further limited as follows:

     (a) The opinions expressed herein are subject to the qualification that enforceability of the Loan Documents may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer and other laws of general application affecting the rights and remedies of creditors and by general principles of equity (whether applied in a proceeding at law or in equity), including, without limitation, principles of materiality, reasonableness and good faith, and the application of equitable principles to limit the availability of equitable remedies, such as specific performance of remedies granted under the Loan Documents.

     (b) We express no opinion with respect to "proceeds" (within the meaning of Section 9-306 of the UCC) of any Collateral. Notwithstanding any provision of any Security Agreement, any enforcement of any security interest in the Collateral purported to be created by any Security Agreement must be effected in a "commercially reasonable manner: as prescribed by the UCC. Further, we express no opinion as to the creation of any security interest in any of the Collateral where federal law may have preempted the UCC including, but not limited to, the Assignment of Claims Act of 1940, as amended.

     (c) We express no opinion with respect to perfection of any security interests (except as expressly set forth in Paragraph 10 above) and, in particular, we express no opinion on the provisos contained in Section 4.07 of the Credit Agreement, or the priority of the security interests of the Secured Party in, or as to the ownership (including intellectual property) of, or as to the absence of any Liens on, any of the Collateral. We express no opinion as to the accuracy or adequacy of the description of any intellectual property purported to be covered by the Security Agreements.

     (d) We express no opinion with respect to any documents, agreements, or instruments executed and delivered in connection with the loan transaction evidenced by the Notes other than the Loan Documents.

     (e) We note that the UCC provides that perfection, the effect of perfection and non-perfection, and priority of security interests are governed by the laws of the jurisdiction in which collateral or the debtor is located and we are not opining as to whether Georgia substantive law would apply in any such other jurisdiction. Further, we express no opinion s to where the debtor, other than Premiere, is located. For purposes of the UCC, Premiere is located in Fulton County, Georgia. In this connection, we advise you to file Financing Statements for each Domestic Credit Party with the Clerk of the Superior Court of Fulton County, Georgia, with the appropriate filing office in each jurisdiction where a Domestic Credit Party has represented such jurisdiction to be the location of its chief executive office (if different from Fulton County, Georgia) and with the appropriate filing office in each jurisdiction where any tangible Collateral is located. Further, we have assumed that none of the Collateral constitutes "farm products", "minerals" or accounts arising therefrom or constitutes "fixtures", as each is defined in the UCC. Further, we have assumed that the name of each debtor appearing on each Financing Statement is the exact corporate name of each such debtor, that the taxpayer identification number for each debtor set forth on each Financing Statement is correct, that the address of the secured party for each Financing Statement is an address where information regarding the security interest may be obtained, that each Financing Statement has been signed by the applicable debtor, that any and all attachments to each Financing Statement are so attached and filed and that each Financing Statement adequately describes the Collateral.

     (f) We express no opinion with respect to the effect of any amendments supplements, renewals, extensions or modifications of the Loan Documents which may be made at any time or from time to time, or with respect to the lien of the Security Agreements with respect to any advances made pursuant to the Credit Agreement following any such amendments, supplements, renewals, extensions or modifications.

     (g) We express no opinion as to the effect of the laws of any jurisdiction other than the State of New York, the State of Georgia, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America in effect on the date hereof (but exclusive of (i) Federal and state securities, tax, banking and antitrust laws, (ii) ERISA and (iii) criminal laws), and we do not undertake any obligation to advise you of any changes therein subsequent to the date hereof.

     (h) We express no opinion as to the effect of compliance by the Administrative Agent or any Bank with any state or Federal laws, rules or regulations applicable to the transactions because of the nature of any such Person's business or facts relating specifically to any of them, or as to the effect of any such non-compliance on the opinions set forth above.

     (i) Without limiting the qualifications set forth in paragraph (a) above, certain of the provisions contained in the Loan Documents may be limited or rendered unenforceable under applicable laws and judicial decisions including, but not limited to (i) waivers of notices, defenses, remedies or demands (or the delay or omission of enforcement thereof), including waiver of notice of set-off or actions with respect to the Collateral, (ii) exculpation clauses in your favor, (iii) clauses providing for recovery of attorneys' fees, (iv) provisions for late payment fees and additional interest after default, (v) liability limitations with respect to third parties or liquidated damages, (vi) indemnification provisions, (vii) provisions appointing you as attorney-in-fact for various purposes or similar provisions similar to Section 11.02(e) of the Credit Agreement, (viii) remedial provisions of the Security Agreements, (ix) provisions that purport to establish evidentiary standards, (x) waivers of trial by jury and the defense of inconvenient forum, (xi) clauses regarding the specification of methods of service of process; (xii) clauses relating to the exercise of right of set-off other than in accordance with applicable law; and
(xiii) various waivers of rights of guarantors. Nevertheless, subject to compliance with applicable procedural requirements and subject to the qualifications in paragraph (a) above, such laws and decisions would not, in our opinion, make the remedy of acceleration afforded by the Credit Agreement or the remedies provided in the Security Agreement inadequate for the practical realization of the essential benefit of enforcement of the obligations of the Domestic Credit Parties upon a material default by such Loan Parties.

     We express no opinion on the jurisdiction of or the acceptance of jurisdiction by, a Federal court located in the State of Georgia with respect to disputes arising under the Loan Documents.

     (k) We express no opinion on the rights or obligations of third parties, and, in particular, we express no opinion on the provisos contained in Section
4.07 of the Credit Agreement in this regard.

     (l) As used herein, the phrase "to our knowledge" or any similar references means that, while we have made no inquiry or other investigation or examination of the Loan Parties, their records, our records, public records or otherwise, whether in connection with the transaction contemplated by the Loan Documents, the rendering of this opinion or otherwise, to determine the existence or absence of matters as to which reference is made (and no inference as to our knowledge of the existence or absence of such matters should be drawn from our representation of the Loan Parties), we have obtained no actual knowledge to the contrary in our representation of the Loan Parties in connection with their execution and delivery of the Loan Documents. Moreover, "knowledge" of this Firm is limited to the knowledge of the individual attorneys in the Firm who have represented the Loan Parties in connection with the execution and delivery of the Loan Documents.

     We express no opinion as to the enforceability of any provision of the Agreements which requires that amendments or waivers be in writing.

     The opinion in paragraph 5 regarding the enforceability of the Agreements is also subject to the following:

     (i) the effect of course of dealing, course of performance, or the like, that would modify the terms of such agreements or the respective rights or obligations of the parties under such agreements;

     (ii) the possible unenforceability of provisions that enumerated remedies are not exclusive or that a party has the rigid to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative;

     (iii) the possible unenforceability of provisions that determinations by a party or a party's designee are conclusive;

     (iv) the possible unenforceability of provisions that the provisions of an agreement are severable, and

     (v)   the effect of laws requiring mitigation of damages.

     The opinions expressed herein are valid only as of the date of this opinion. We have no obligation to update this letter as to any subsequent matters, facts or events coming to our attention.

     Opinions are as expressly set forth herein and no opinion is implied, or may be inferred, other than the express language of such opinion.

     This opinion may be relied upon only by you, and is solely for your benefit in connection with the transactions contemplated by the Loan Documents and is not to be relied upon by any other Person or be used, circulated, quoted or otherwise referred to for any other purpose without our prior written consent.

     Very truly yours,

     ALSTON & BIRD LLP

     By:
         -----------------------------

                                                             Schedule 2.01(a)(v)
                                                             -------------------

  FORM OF OPINION OF ENGLISH COUNSEL FOR XPEDITE SYSTEMS HOLDINGS (UK) LIMITED



     16 December 1998

     To: The Bank of New York as Administrative Agent and Security Agent for itself and for the financial institutions for whom the Bank of New York is agent as at the date hereof.

     Dear Sirs,

     1.  We have acted as English legal advisers to Xpedite Systems Holdings
(UK) Limited ("Holdings") and Xpedite Systems Limited ("Systems") in connection with an amendment and restatement of a credit agreement (the "Credit Agreement") originally dated 17 December 1997 made between Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited as Borrowers, the Guarantors party thereto, the Banks party thereto, Nationsbank, N.A. as Documentation Agent and The Bank of New York as Administration Agent.

     Terms defined in the Finance Documents shall have the same meanings herein.

     2. We have examined copies of the following documents in the form signed by the parties thereto:

     (i) an amended and restated credit agreement (the "Amended Credit Agreement") dated 16 December 1998 made between Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited as Borrowers, the Guarantors party thereto, the Banks party thereto, Nationsbank, N.A. as Documentation Agent and The Bank of New York as Administration Agent;

     (ii) a fixed and floating charge (the "Holdings Charge") dated 17 December 1997 and made between Holdings and The Bank of New York;

     (iii) a fixed and floating charge (the "Systems Charge") dated 17 December 1997 and made between Systems and The Bank of New York;

     (iv) the deed of charge over shares and securities (the "Share Charge") dated 17 December 1997 and made between Xpedite Systems Worldwide, Inc. and The Bank of New York;

and such other documents as we considered it necessary or desirable to examine in order that we may give this opinion.

     The Holdings Charge, the Systems Charge and the Share Charge are hereinafter referred to as the "English Documents". The English Documents and the Amended Credit Agreement are referred to as the "Finance Documents".

     3. The opinion relates only to English law as it exists at the date hereof and assumes:

     (i)    the genuineness of all signatures;

     (ii) the completeness and conformity to originals of all documents supplied to us as certified or photostatic copies and the authenticity of the originals of such documents:

     (iii) the capacity, power and authority of each of the parties other than Holdings and Systems respectively to the Finance Documents;

     (iv) the due execution and delivery of the Finance Documents by each of the parties thereto (other than Holdings and Systems) on the date thereof;

     (v) that there have been no amendments to the Memorandum and Articles of Association of either Holdings or Systems in the form certified as being in force by a duly authorised officer thereof;

     (vi) that the resolutions of the board of directors of each of Holdings and Systems certified by a duly authorised officer of Holdings and Systems were duly passed at properly convened meetings of duly appointed directors of each such company and have not been amended or rescinded and are in full force and effect and that due disclosure (if any) had been made by each director of any interest he might have in the Finance Documents in accordance with the provisions of Section 317 of the Companies Act 1985 (the "Act") and such company's Articles of Association and that no director of either of the companies had any interest in the Finance Documents except to the extent permitted by the relevant company's Articles of Association;

     (vii) that neither of Holdings or Systems have passed a voluntary winding-up resolution, no petition has been presented or order made by a Court for the winding-up, dissolution or administration of either of Holdings or Systems and no receiver, trustee, administrator or similar officer has been appointed in relation to either of Holdings or Systems or any of its assets or revenues;

     (viii) that the execution and delivery of each of the Finance Documents to which they are a party by each of Holdings and Systems and the exercise of its rights thereunder and the performance of its respective obligations thereunder will materially benefit it;

     (ix) there is no matter under the laws of any jurisdiction (other than England) which would or might affect the opinions herein expressed:

     (x) that the information disclosed by our enquiry of 16 December 1998 of the Central Registry of Winding-up Petitions in relation to each of Holdings and Systems was then accurate and has not since been altered;

     (xi) that for the purposes of Section 155(2) of the Act, each of Holdings and Systems had, at the time it gave any financial assistance (if any) under or pursuant to or in connection with any Finance Document (other than the Share Charge), net assets (as defined in Section 154(2) of the Act) which were not thereby reduced or, to the extent that they were reduced, that the relevant financial assistance was provided out of distributable profits;

     (xii) that when Systems gave any financial assistance under or pursuant to or in connection with any Finance Document (other than the Share Charge) it was not at any relevant time a subsidiary of a public company if that public company was itself a subsidiary of the company in respect of the acquisition of whose shares such financial assistance was given;

     (xiii) that the statutory declaration made on or about 17 December 1997 by the director of Systems under Section 155(6) of the Act was duly made by the sole director of that company (and that there were no other directors of the company), that in forming his opinion for the purpose of Section 156(2) of the Act the director has complied with the provisions of Section 156(3) of the Act and that the statutory declaration and accompanying auditors report was, within the prescribed time period, duly delivered by such company to the registrar of companies in accordance with Section 156(5) of the Act; and

     (xiv) that the statements of fact in the statutory declaration were correct and that the statements of opinion in the statutory declaration and the auditors' report were reasonable.

     4. Our opinion is confined to and given on the basis of English law as currently applied by the English courts and we have made no investigation of the laws of any country other than England and we do not express or imply any opinion on any such law. Furthermore. our opinion is to be construed in accordance with and is governed by English law.

     5. On the above assumptions and subject to the reservations set out below, we are of the opinion that:

     (i) each of Holdings and Systems is a company duly incorporated as a private limited company in England with power to enter into the Amended Credit Agreement and to exercise its rights and perform its obligations thereunder and all corporate action required to authorise the execution and delivery by it of the Amended Credit Agreement and the performance by it of its obligations thereunder have been duly taken;

     (ii) the Amended Credit Agreement will be duly executed if signed by any director (or in the case of a deed) if signed by any two directors or any director and the secretary;

     (iii) the amendment and restatement of the Credit Agreement will not affect the legality, validity and enforceability of the English Documents;

     (iv) save for the registration of the English Documents with the Registrar of Companies pursuant to Section 395 of the Companies Act 1985 and the registration with the relevant office of H.M. Land Registry in relation to such of the property as is described in the English Documents as being registered land from time to time as appropriate, no further acts, conditions and things were or, as the case may be, are required by English law to be done, fulfilled and performed in order to enable either of Holdings or Systems lawfully to enter into, exercise its rights under and perform the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party to ensure that the obligations expressed to be assumed by each of Holdings and Systems in the Finance Documents to which it is a party are or continue to be legal, valid and binding and to make or ensure that each such Finance Document is admissible in evidence in England;

     (v) in any proceedings taken in England neither Holdings or Systems shall be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process;

     (vi) under English law, the claims of the Security Agent and the Banks against either of Holdings or Systems under the Finance Documents to which it is a party will rank at least pari passu with the claims of all its other unsecured creditors other than those whose claims are preferred by any administration, bankruptcy, insolvency or other similar laws of general application;

     (vii) in any proceedings taken in England for the enforcement of the English Documents, the choice of English law as the governing law of the English Documents and any judgment on or in respect thereof obtained in England will be recognised and enforced; and

     (viii) the performance by either of the Holdings or Systems of its obligations under the Finance Documents to which it is a party will not violate any provision of any law or regulation of England or the Memorandum and Articles of Association of such company.

     6.  The opinion set forth above is subject to the following reservations:

     (i) provisions in the Finance Documents as to severability may not be binding under English law and the question of whether or not provisions relating to invalidity on account of illegality may be severed from other provisions in order to save such other provisions would be determined by an English court at its discretion;

     (ii) undertakings and indemnities contained in the Finance Documents as to the payment of any stamp duties may be void in respect of stamp duties payable in the United Kingdom:

     (iii) the English Documents together with prescribed particulars of the charges constituted thereby must, as a matter of English law, be delivered to or received by the Registrar of Companies for registration within 21 days after the date of creation of the charges constituted thereby if such charges are not to be void against the liquidator or administrator or any creditor of the company creating the security constituted thereby. The English Documents were so delivered to the Registrar of Companies within 21 days of the creation of the charges constituted thereby;

     (iv) under English law, any additional interest imposed upon either Holdings or Systems by Clause 2.2.2 of each of the Holdings Charge and the Systems Charge might be held to be irrecoverable on the grounds that they are penalties and thus void but the fact that they were held to be void would not of itself prejudice the legality or validity of any other provision of such Finance Documents;

     (v) there is some possibility that an English court would hold that a judgment on the Finance Documents, whether given in an English court or elsewhere, would supersede the Finance Documents to all intents and purposes so that the obligations set forth in Clause 2.2.2 of the Holdings Charge and the Systems Charge would not be held to survive such a judgment;

     (vi) the power of the English courts to order specific performance of any obligation or to order any other equitable remedy is discretionary and, accordingly, an English court might make an award of damages where specific performance of an obligation or any other equitable remedy was sought;

     (vii) the enforcement of the rights and obligations of the parties to the English Documents may be limited by the provision of English law applicable to contracts held to have been frustrated by events happening after their execution;

     (viii) where any party to a Finance Document is vested with a discretion or may determine a matter in its opinion, English law may require that such discretion is exercised reasonably or that such opinion is based upon reasonable grounds;

     (ix) any provision in any Finance. Document providing that any calculation or certification is to be conclusive and binding will not be effective if such calculation or certification is fraudulent and will not necessarily prevent judicial enquiry into the merits of any claim by any party thereto;

     (x) our opinion as regards the binding effect of the obligations of each of Holdings and Systems under the Finance Documents to which it is expressed to be a party is subject to any limitations arising from administration, bankruptcy, insolvency, liquidation, reorganisation, moratoria and other laws and general equitable principles relating to or affecting the enforcement of creditors' rights (including, but without limitation, the effect of the appointment of an administrator or administrative receiver within the meaning of the Insolvency Act 1986);

     (xi) the exercise by the Security Agent of the powers and remedies conferred on it by any of the English Documents or otherwise vested in it by law will be subject to general equitable principles regarding the enforcement of security and the general supervisory powers and discretion of the English courts in the context thereof and we express no opinion as to the efficacy of any powers conferred upon the Security Agent or any receiver appointed under any of the English Documents insofar as these powers go beyond those conferred by statute or by common law;

     (xii) an English court may refuse to give effect to a purported contractual obligation to pay costs imposed upon another party in respect of the costs of any unsuccessful litigation brought against that party and such a court might not award by way of costs all of the expenditure incurred by a successful litigant in proceedings brought before that court;

     (xiii) claims may become barred pursuant to the provisions the Limitation Acts or may be or become subject to defences of set-off or counterclaim;

     (xiv) we express no opinion as to, whether any provision in the English Documents conferring a right of set-off or similar right would be effective against a liquidator or a creditor of a company in liquidation;

     (xv) the opinion expressed in paragraph 5(i) above that each of Holdings and Systems is a company duly incorporated under English law and the fact that the English documents were delivered to the Registrar of Companies within 21 days of the date thereof is based solely upon our examination of the company microfiche of each of Holdings and Systems obtained from the Registrar of Companies. It should be noted that:

          (a) a search at Companies Registry is not capable of revealing whether or not a winding-up petition or a petition for the making of an administration order has been presented; and

          (b) notice of a winding-up order or resolution, notice of an administration order and notice of the appointment of a receiver may not be filed at the Companies Registry immediately and there may be delay in the relevant notice appearing on the file of the relevant party;

     (xvi) We express no opinion as to whether the English Courts would recognise any of the security constituted by the English Documents which are expressed to be by way of fixed or specific charge as a fixed charge since they may hold security to be by way of floating charge for example, to the extent that each of the Holdings and Systems is given liberty to deal with the sums standing to the credit of any accounts which are charged, it may be that the security constituted in respect of those accounts will be construed by the courts as being of a floating rather than a fixed nature since it is of the essence of a fixed security that the person creating the security does not have liberty to deal with the assets which are the subject of the security;

     (xvii) We express no opinion as to the priority of any of the security created by the English Documents (in particular you should note that the security constituted by any floating charge will rank after preferential debts afforded priority under Section 175(2) of the Insolvency Act 1986) and whether such constitutes a legal or equitable security interest and whether any charge over future property is a fixed or floating charge;

     (xviii) We express no opinion as to the existence of any property or assets purporting to be comprised in any security expressed to be created by the English Documents, whether any such property or assets is owned by either of Holdings or Systems or Xpedite Systems Worldwide Inc. whether the same is now or may hereafter become subject to any equities, liens, rights or interests in favour of any other person ranking in priority to or free from such security or whether the same could be transferred to any other person free of such security in particular you should note that a company is not required to file notice of all charges and mortgages with the Companies Registry including security afforded over shares and accordingly it is not possible to verify whether the security comprised in the English Documents is subject to any prior existing encumbrances;

     (xix) We express no opinion as to the efficacy of the English Documents in relation to any property or assets situated outside England and Wales;

     (xx) We express no opinion as to whether the English Documents will constitute effective security over any cash deposited or credit balances maintained with the Security Agent for the purposes of securing the obligations expressed to be secured thereby by a charge in favour of the Security Agent;

     (xxi) Under English law, the provision of a guarantee and/or security by a company in respect of the obligations of its parent, or other subsidiary of its parent, is only valid and binding upon the guaranteeing company if it can be shown that (a) such company is duly authorised to provide guarantees and/or security of that nature in its Memorandum of Association or other constitutive documents (which each of Holdings and Systems are so authorised) and (b) that it has derived some benefit from so doing. In the case of (b), this is a question of fact in each case, relating to the nature of each of Holdings and Systems and its business and operations and we do not express any opinion as to whether the English courts would determine that either of the companies actually derived a benefit from the transaction concerned and accordingly that it is valid and binding under English law:

     (xxii) This opinion is not to be taken to imply that any obligation would necessarily be capable of enforcement in all circumstances in accordance with its terms. Also, the term "enforceability" assumes that the obligations assumed by the companies under the English Documents are of the type which an English court enforces. In particular:

          (a) enforcement of obligations of a party to be performed after the date hereof may be limited by bankruptcy, insolvency, liquidation, administration moratoria, reorganisation and other laws of general application relating to or affecting the rights of creditors as such law may be applied in the event of bankruptcy, insolvency, liquidation administration, moratoria, reorganisation or other similar proceedings with respect to such party;

          (b) an English court will not necessarily grant any remedy, the availability of which is subject to equitable considerations or which is otherwise in the discretion of the court. In particular, orders for specific performance and injunctions are, in general, discretionary remedies under English law and specific performance is not available where damages are considered by the court to be an adequate alternative remedy;

          (c) claims may become barred under the Limitation Act 1980 or the Foreign Limitation Periods Act 1984 or may be or become subject to the defence or rights of set-off and notwithstanding provisions in the English Documents purporting to exclude such defences or rights;

          (d) where obligations are to be performed in a jurisdiction outside England, they may not be enforceable in England to the extent that performance would be illegal under the laws, or contrary to the exchange control regulations of the other jurisdiction; and

          (e) the enforcement of the obligations of the parties to the English Documents may be limited by the provisions of English law applicable to agreements held to have been frustrated by events happening after their execution;

     (xxiii) The opinion expressed in paragraph 5(iii) above is subject also to the following provisions of the Insolvency Act 1986:

          (a) under Section 238 of the Insolvency Act 1986 a gift given or transaction entered into by either of Holdings or Systems with a person on terms that provide for either of Holdings or Systems to receive either no consideration or a consideration the value of which, in money or money's worth, is significantly less than the value, in money or money's worth of the consideration provided by Holdings or Systems may be set aside in the event of either of Holdings or Systems subsequent insolvency;

          (b) under Section 245 of the Insolvency Act 1986 a floating charge created by either of Holdings or Systems within twelve months of the commencement of the winding-up of either of Holdings or Systems may be held to be invalid unless it is proved that either of Holdings or Systems immediately after the creation of the charge was solvent, and except to the amount of any cash paid to either of Holdings or Systems at the time of or subsequently to the creation of, and in consideration for the charge;

          (c) under Sections 239 or 240 of the Insolvency Act 1986 a charge created by either of Holdings or Systems within six months of the commencement of the winding-up of either of Holdings or Systems will be subject to review as a preference. The charge will be liable to be set aside if at the time the charge was given that such either of Holdings or Systems was insolvent and the charge has the effect of putting any person in a better position, in the event of either of Holdings or Systems going into insolvent liquidation, than he would have been in if the charge had not been created in his favour. However, no order will be made to set aside the charge in such a case unless the company which gave the preference was influenced in deciding to give it by a desire to obtain a preference; and

          (d) under Sections 178 (Power to disclaim onerous property) and
     Section 186 (Recissions of contracts by courts) of the Insolvency Act;

     (xxiv) Where any obligations of any person are to be performed in any jurisdiction outside England, such obligations may not be enforceable under English law to the extent that such performance thereof would be illegal or contrary to public policy under the laws of such jurisdiction; and

     (xxv) we express no opinion as to any agreement, instrument or other document other than as specified in this letter, or as to any liability to tax which may arise or be suffered as a result of or in connection with the Finance Documents.

     7. This opinion is addressed to The Bank of New York as Security Agent and Administrative Agent for itself and for the Banks and it may not be relied upon by any other firm person or corporation whatsoever.

     Yours faithfully

     Clifford Chance

                                                           Schedule 2.01 (a)(vi)
                                                           ---------------------

                               FORM OF OPINION OF
                      WINTHROP, STIMSON, PUTNAM & ROBERTS


                              [WSP&R LETTERHEAD]




                               December 16, 1998



To the Administrative Agent and each Bank party to the Credit Agreement referred to below


Ladies and Gentlemen:

     We have acted as counsel to The Bank of New York, as Administrative Agent, and NationsBank, N.A., as Documentation Agent, in connection with the negotiation, execution and delivery of the Credit Agreement, dated as of December 17, 1997 as amended and restated as of December 16, 1998, among Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited, as Borrowers, the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit
                           ----------------
Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them.

     For the purposes of rendering the opinions contained in this letter, we have examined executed counterparts of the Credit Agreement, the Notes delivered on the date hereof, and the Security Agreements (collectively, the "Loan
                                                                    ----
Documents").
---------

     For the purposes of this opinion, we have assumed (i) the authenticity of all such documents submitted to us as originals, (ii) the due authorization, execution and delivery by the Administrative Agent and the Banks of the Loan Documents to which they are parties, (iii) that each of the Loan Parties has the corporate power, and has taken all necessary corporate action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party, (iv) that the Loan Documents have been duly executed and delivered by each of the Loan Parties and (v) that the execution, delivery and performance in accordance with their respective terms by each of the Loan Parties of the Loan Documents to which it is a party do not and will not (A) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents or approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or
(B) violate or conflict with, result in a breach of, or constitute a default under (1) any Contract to which any of the Loan Parties is a party or by which it or its properties may be bound or (2) any Applicable Law referred to in clause (ii)(B) or (C) of the definition thereof contained in the Credit Agreement.

     Based upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that the Loan Documents are legal, valid and binding obligations of the Loan Parties party thereto, enforceable against such Loan Parties in accordance with their respective terms.

     Our opinion above is subject to the following qualifications and limitations:

          (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws affecting the enforcement of creditors' rights generally and to the effect of general equitable principles (whether considered in a proceeding in equity or at law). Such principles applied by a court might include a requirement that a creditor act with reasonableness and good faith. Furthermore, a court may refuse to enforce a covenant where a court deems such covenant to be violative of applicable public policy.

          (b) Our opinions are limited to the law of the State of New York and the Federal law of the United States. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Bank may be located or wherein enforcement of the Loan Documents may be sought that limits the rates of interest legally chargeable or collectable.

          (c) Certain remedial provisions of the Security Agreements may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of any of the Security Agreements, and each of the Security Agreements taken as a whole contains adequate provisions for enforcing the obligations of the Loan Parties pursuant thereto and for the practical realization of the benefits created thereby. In addition, certain remedial provisions of the Security Agreements may be subject to procedural requirements not set forth therein.

          (d) Our opinion (to the extent it relates to the Security Agreements) is also subject to the limitation that we express no opinion with respect to:

               (i)   the perfection or priority of the Security Interest;

               (ii) each Loan Party's rights in or title to or legal or beneficial ownership of any of the Collateral; and

               (iii) the validity or enforceability of the Security Interest except to the extent that the creation thereof is governed by Article 8 or 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     This opinion is intended for the sole benefit of the Administrative Agent and the Banks and no other Person shall be entitled to rely hereon for any purpose.

                              Very truly yours,

                                 Schedule 3.02

                              SUBSIDIARIES LISTING


         Existing Subsidiaries of Premiere Technologies, Inc. ("PTEK")



                             Jurisdiction of      % Ownership by Premiere or
Subsidiary                    Organization            Another Subsidiary        Consolidated     Significant
--------------------------------------------------------------------------------------------------------------
Premiere                  Florida, US            100% owned by PTEK                  Yes             Yes
 Communications, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite Systems, Inc.     Delaware, US           100% owned by PTEK                  Yes             Yes
--------------------------------------------------------------------------------------------------------------
Xpedite Systems           Delaware, US           100% owned by Xpedite               Yes             Yes
 Worldwide, Inc.                                 Systems, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite Systems           United Kingdom         100% owned by Xpedite               Yes             Yes
 Holdings (UK) Limited                           Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite Systems Limited   United Kingdom         100% owned by Xpedite               Yes             Yes
                                                 Systems Holdings (UK)
                                                 Limited
--------------------------------------------------------------------------------------------------------------
Voice-Tel Enterprises,    Delaware, US           100% owned by PTEK                  Yes             Yes
 Inc.
--------------------------------------------------------------------------------------------------------------
VoiceCom Systems, Inc.    Washington, US         100% owned by PTEK                  Yes             Yes
--------------------------------------------------------------------------------------------------------------
American                  Missouri, US           100% owned by PTEK                  Yes             Yes
 Teleconferencing
 Services, Ltd.
--------------------------------------------------------------------------------------------------------------
Xpedite Systems Canada,   Canada, New Brunswick  100% owned by Xpedite               Yes              No
 Inc.                                            Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Vitel Scandinavia A/S     Denmark                100% owned by Xpedite               Yes              No
                                                 Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
PT Transtelindo Tritamo   Indonesia              80% owned by Xpedite                Yes              No
                                                 Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite Holdings GmbH     Germany                100% owned by Xpedite               Yes              No
                                                 Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite Systems           Switzerland            99.9% owned by Xpedite              Yes              No
 Switzerland AG                                  Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite International     Australia              72% owned by Xpedite                Yes              No
 Australia Pty Limited                           Systems Worldwide, Inc.
                                                 28% owned by Comwave AG
--------------------------------------------------------------------------------------------------------------



                             Jurisdiction of      % Ownership by Premiere or
Subsidiary                    Organization            Another Subsidiary        Consolidated     Significant
--------------------------------------------------------------------------------------------------------------
Xpedite Systems Korea     South Korea            100% owned by Xpedite               Yes              No
 Ltd.                                            Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite International     New Zealand            100% owned by Xpedite               Yes              No
 New Zealand Pty Limited                         Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite Systems Japan,    Japan                  100% owned by Xpedite               Yes              No
 Inc.                                            Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Xpedite Taiwan Ltd.       Taiwan                 99.9% owned by Xpedite              Yes              No
                                                 Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Comvave GmbH              Germany                100% owned by Comwave AG            Yes              No
                                                 but no shares outstanding
--------------------------------------------------------------------------------------------------------------
Xpedite Systems SA        France                 18.8% owned by Xpedite              No               No
                                                 Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Comwave UK Ltd.           United Kingdom         100% owned by Comwave AG            Yes              No
--------------------------------------------------------------------------------------------------------------
Vitel Limited             United Kingdom         100% owned by Xpedite               Yes              No
                                                 Systems Holdings (UK)
                                                 Limited
--------------------------------------------------------------------------------------------------------------
Xpedite International     Hong Kong              99.9% owned by Vitel                Yes              No
 (HK) Ltd.                                       Limited*
--------------------------------------------------------------------------------------------------------------
Xpedite Malaysia Sdn Bhd  Malaysia               99.9% owned by Xpedite              Yes              No
                                                 International (HK) Ltd.*
--------------------------------------------------------------------------------------------------------------
Xpedite Global            Singapore              50% owned by Xpedite                No               No
 Communications Pte.                             International (HK) Ltd.
--------------------------------------------------------------------------------------------------------------
Xpedite Systems GmbH      Germany                41% owned by APA Expert             Yes              No
                                                 Beteiligungsgesellschaft
                                                 mbH; 59% owned by
                                                 Xpedite Systems
                                                 Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Transmit International    United Kingdom         100% owned by Xpedite               Yes              No
 Limited                                         Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Connaught Commercial      United Kingdom         100% owned by Xpedite               Yes              No
 Services Limited                                Systems Worldwide, Inc.
--------------------------------------------------------------------------------------------------------------
Voice-Tel Canada Limited  Canada                 100% owned by PTEK                  Yes              No
--------------------------------------------------------------------------------------------------------------


                             Jurisdiction of      % Ownership by Premiere or
Subsidiary                    Organization            Another Subsidiary        Consolidated     Significant
--------------------------------------------------------------------------------------------------------------
Voice-Tel Pty Ltd.        Australia, New         100% owned by Voice-Tel             Yes              No
                          Zealand                Enterprises, Inc.
--------------------------------------------------------------------------------------------------------------
Voice Partners Company    Ohio, US               General Partnership -               Yes              No
                                                 Premiere Communications,
                                                 Inc. and Voice-Tel
                                                 Enterprises, Inc.,
                                                 General Partners
------------------------------------------------------------------------------------------------------------
Voice-Tel Network         Delaware, US           PTEK and Voice-Tel                  Yes              No
 Limited Partnership                             Enterprises, Inc. Limited
                                                 Partners
------------------------------------------------------------------------------------------------------------
Orchestrate.com, Inc.     Georgia, US            100% owned by PTEK                  Yes              No
------------------------------------------------------------------------------------------------------------
PCI Acquisition Corp.     Georgia, US            100% owned by PTEK                  No               No
------------------------------------------------------------------------------------------------------------
EBIS Communications,      Georgia, US            100% owned by PTEK                  No               No
 Inc.
------------------------------------------------------------------------------------------------------------
Charp-Tel Enterprises,    Rhode Island, US       100% owned by PTEK                  No               No
 Inc.
------------------------------------------------------------------------------------------------------------

*  Shares not owned by local directors for statutory reasons.

                                 Schedule 3.03

                  REQUIRED CONSENTS AND GOVERNMENT APPROVALS

None.

                                 Schedule 3.05

                              Material Litigation

See attached listing.

                                                                 Schedule 3.10
                                                                 -------------

                       Schedule of Environmental Matters


     None.

                                                            Schedule 4.03
                                                            -------------

                     FORM OF SUBSIDIARY GUARANTY SUPPLEMENT

     Amended and Restated Credit Agreement, dated as of December 16, 1998,
     ----------------------------------------------------------------------
         among Xpedite Systems, Inc. and Xpedite Systems Holdings (UK)
         -------------------------------------------------------------
      Limited, as Borrowers, the Guarantors party thereto, the Banks party
      --------------------------------------------------------------------
      thereto, NationsBank, N.A., as Documentation Agent, and The Bank of
      -------------------------------------------------------------------
           New York, as Administrative Agent (the "Credit Agreement")
           ----------------------------------------------------------

          Reference is made to the Credit Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The undersigned hereby agrees that, upon delivery hereof to the Administrative Agent referred to above, the undersigned Subsidiary shall be and become a Guarantor for all purposes of the Credit Agreement as fully and to the same extent as if it were an original signatory thereto and, without limiting the foregoing, shall be deemed to have made on the date hereof the representations and warranties set forth in Article 3 of the Credit Agreement.

                                         [Name of Subsidiary]


                                         By:
                                            ----------------------------
                                            Name:
                                            Title:

Dated:
      ---------------------------        Notice Address:



                                         Attention:
                                         Telephone:
                                         Telecopy:

                                 Schedule 4.05

                             Existing Indebtedness


Xpedite International Pty Limited has an overdraft facility of approximately $38,000 with no outstanding value as of November 30, 1998.

Xpedite Systems, Inc. certain third party debt as shown on the attached Third Party Debt Analysis.

Premiere Technologies, Inc. has $172,500,000 in 5 3/4% convertible bond debt @ $33.00/share.

Voice-Tel Enterprises, Inc., Voice-Tel network, L.P., Voice-Tel Pty Limited and Voice-Tel of Canada, Ltd. have certain third party indebtedness as shown on the attached schedule.

Expedite Systems, Inc. September 30, 1998
-----------------------------------------

Third Party Debt Analysis

                                                                                  Int.
Obligor Guarantor     Lender                 US$         Local      Due Date      Rate         Commitment        Comments
-------------------------------------------------------------------------------------------------------------------------------
XSI        XSWW    BONY/Nations           62,000,000                 12/16/98     L+1%       150,000,000
XSH        XSL     BONY/Nations           62,903,774  37,000,000(1)  12/16/98  (Pounds)L+1%                   Submit - (Pounds)
                                                                                                              equivalent of $70M
Japan      XSWW    Mitsubishi Trust BK             -           -      9/30/98   2.8% - 3.6%   30,000,000
Commit             Hypo Bank, Munich         120,726     201,564      2/28/99          7.0%
                                         -----------
                   Total current         125,024,500
                                         -----------

Commit             Hypo Bank, Munich       2,198,356   3,670,375      5/30/00          6.5%
Commit             Hypo Bank, LFA            404,288     675,000      6/30/02          7.5%
Commit             Stadtsparkasse, Munich    718,735   1,200,000      3/30/07         4.75%
Commit             Stadtsparkasse, Munich    278,510     465,000      4/30/02         8.00%
XSG                Hypo Bank, Munich       1,796,838   3,000,000      4/30/01          4.8%
                                         -----------
                   Total long-term         5,396,727
                                         -----------

Other 3rd Party Notes (included in Acquisition liabilities)

Commit             TBG-Bonn                2,153,210   3,595,000     12/31/05         6.00%
Commit             Baypern Kapital         1,602,180   2,675,000      6/30/06         6.75%
Singapore          Michael Tan             1,237,356   2,089,276      5/31/99         6.00%
                                         -----------
                                           4,992,746
                                         -----------

Cap. Leases

Japan              PBX (Nihon Lease)          21,773   2,975,427     12/27/00         2.47%
XSI                Various                   294,755
Singapore          Hitachi leasing           158,496
                                         -----------
                                             475,024
                                         -----------

                                         -----------
Grand Total                              135,888,997
                                         ===========


(1)  As of December 14, 1998, local amount 35,000,000.

                                 Schedule 4.06

                                  Guarantees


A.   Leased Properties:
     ------------------

     1. Location:  40 University Avenue, Toronto, Ontario, Canada
        ---------------------------------------------------------
        a. Landlord:  MRC Properties
        b. Tenant:  Premier Communications, Inc.
        c. Guarantor:  Premier Technologies, Inc.
        d. Square Footage:  4,500
        e. Annual Rent:  $36,000 (plus estimated operating expenses of 150% of annual rent)
        f. Commencement:  2/1/98 (Term:  5 years)

     2. Location:  165 Halsey Street, 7th Floor, Newark, New Jersey
        -----------------------------------------------------------
        a.    Landlord:  Market Halsey Urban Renewal
        b.    Tenant:  Premier Communications, Inc.
        c.    Guarantor:  Premier Technologies, Inc.
        d.    Square Footage:  21,180
        e.    Annual Rent:  $189,000
        f.    Commencement:  3/1/99 (Term:  20 years)

     3. Location:  100 South Biscayne Boulevard, Suite 470, Miami, Florida
        ------------------------------------------------------------------
        a.    Landlord:  Northwestern Capital Corporation
        b.    Tenant:  Premier Communications, Inc.
        c.    Guarantor:  Premier Technologies, Inc.
        d.    Square Footage:  8,673
        e.    Annual Rent:  $158,282.28
        f.    Commencement:  11/1/98 (Term:  20 years)

     4. Location:  Level 5 and Part Level 3, 55 Clarence Street, Sydney,
        ----------------------------------------------------------------
        Australia (Pending)
        -------------------
        a. Landlord:  CIC Insurance Ltd.
        b. Tenant: :  Xpedite Systems, Inc.
        c. Guarantor:  Premier Technologies, Inc.
        d. Square Footage:  1,300
        e. Annual Rent:  $500,000
        f. Commencement:  2/1/99 (Term:  6 years)

     5. Location:  Canary Warf, One Canada Square, London E14, England (Pending)
        -----------------------------------------------------------------------
        a. Landlord:  CWE SPVc Ltd.
        b. Tenant:  Premier Communications, Inc.
        c. Guarantor:  Premier Technologies, Inc.
        d. Square Footage:  8,803
        e. Annual Rent:  (Pounds) 198,465 (plus estimated operating expenses of 33% of annual rent)
        f. Commencement:  11/1/98 (Term:  15 years)

     6. Location:  Cranberry Office Commons, 446 Highway 35, Eatontown, New
        -------------------------------------------------------------------
        Jersey
        ------
        a.   Landlord:  WHMBL Real Estate Ltd. Partners
        b.  Tenant:  Xpedite Systems, Inc.
        c.  Guarantor:  Premier Technologies, Inc.
        d.  Square Footage:  4,500
        e.  Annual Rent:  $183,910.68 (plus estimated operating expenses of
                          33% of annual rent)
        f.  Commencement:  10/1/98 (Term:  3 years and 1 month)

B.   Contracts:
     ----------

     1. Type of Agreement:  Carrier Services (Guaranty for Payment for
        --------------------------------------------------------------
        services to be rendered)
        ------------------------
        a.   Provider:  Frontier Communications, Inc., d/b/a West Coast
                        Telecommunications, Inc.
        b.  Customer:  Premiere Communications, Inc.
        c.  Guarantor:  Premiere Technologies, Inc.
        d.  Annual Payment:  $720,000 (estimated)
        e.  Commencement:  10/6/98 (Term:  Annual/Evergreen)

                                 SCHEDULE 4.07


                                 Existing Liens

Customary restrictions contained in equipment leases entered into in the ordinary course of business.

Liens in the form of capital leases or purchase money security interests in various equipment of Premiere Technologies, Inc. and its subsidiaries not to exceed $3,765,000.

                                 Schedule 4.11

                             Restrictive Covenants


None.

                                 Schedule 4.13

                              Existing Investments


Premiere Technologies, Inc. has investments in its subsidiaries (see Schedule 3.02).

Xpedite Systems, Inc. has investments in its subsidiaries (See Schedule 3.02).

Premiere Technologies, Inc. has investments as listed on the attached Schedule of Existing Investments at 11/30/98.

Premiere Technologies, Inc. has a 1% ownership interest in Prado Aviation, LLC. Premiere Technologies, Inc. loan to Prado Aviation, LLC in the amount of $450,000.

Loans or advances outstanding on the date hereof or to be made after the date hereof by Premiere Technologies, Inc. to various officers (or trusts or family partnerships controlled by such officers) pursuant to employment agreements existing on the date hereof between Premiere Technologies, Inc. and such officers, the proceeds of which shall be used by such officers to finance the exercise of various stock options. (Such advances made after the date hereof pursuant to existing employment agreements shall be deemed to be existing Investments for purposes of Section 4.13(d).) Such loans or advances are not cash loans or advances.

Premiere Technologies, Inc. is currently in negotiations with VerticalOne in anticipation of investing $700,000 in VerticalOne within the next 30 days.

Approximately $900,000 loan from Premiere Technologies, Inc. to Boland T. Jones.

                                 Schedule 4.13

                          Premiere Technologies, Inc.



     Schedule of Existing Investments at 11/30/98


Equity Investments

WebMD                    common stock  (less than) 20%  $ 4,200,000
USA Net                  common stock  (less than) 20%    5,999,999
Imaging Technology       common stock  (less than) 20%      101,259
DigiTec 2000             common stock  (less than) 20%    6,255,638
Intellivoice             common stock  (less than) 20%    2,000,000
Webforia                 common stock  (less than) 20%    1,034,000
                                                        -----------

           Total                                        $19,590,896

                                 Schedule 4.15

                             Existing Benefit Plans


Premiere Technologies, Inc.
Premiere Communications, Inc.
Voice-Tel Enterprises, Inc.
VoiceCom Systems, Inc.
                Major Medical - CIGNA HealthCare
                Dental - CIGNA Dental
                Group Life Insurance - Phoenix Home Life Insurance Company Voluntary Life AD&D - UNUM Insurance Company
                Vision - CIGNA
                Long Term Disability - UNUM Insurance Company
                Short Term Disability - UNUM Insurance Company

Xpedite Systems, Inc.
                Major Medical - Guardian Insurance Company
                Dental - Guardian Insurance Company
                Group Life Insurance - Paul Revere Insurance Company Long Term Disability - Paul Revere Insurance Company Short Term Disability - Paul Revere Insurance Company

American Teleconferencing Services, Ltd.
                Major Medical - CIGNA Healthcare
                Dental - Delta Dental
                Group Life Insurance - Phoenix Home Life Insurance Company Voluntary Life and AD&D - Life Insurance Company of
                   North America

Premiere Technologies, Inc. 401(k) Plan
Various 401(k) plans assumed by Premiere Technologies, Inc. in the acquisitions of Xpedite Systems, Inc., Voice-Tel Enterprises, Inc. and VoiceCom Systems, Inc.

Premiere Technologies, Inc. 1994 Stock Plan
Premiere Technologies, Inc. 1995 Amended and Restated Stock Plan
Premiere Technologies, Inc. 1998 Stock Plan
Xpedite Systems, Inc. 1993 Incentive Stock Option Plan
Xpedite Systems, Inc. 1996 Incentive Stock Option Plan
VoiceCom Holdings, Inc. 1985 Stock Option Plan
VoiceCom Holdings, Inc. 1995 Stock Option Plan
Non-Qualified and Incentive Stock Option Plan of Voice-Tel Enterprises, Inc. Non-Qualified and Incentive Stock Option Plan of VTN, Inc.
Premiere Technologies, Inc. Stock Option Agreements with certain employees

Schedule 5.02(a)

                              Financial Statements

Premiere Technologies, Inc. Audited Financial Statement for the year ended December 31, 1997.

Xpedite Systems, Inc. Audited Financial Statement for the year ended December 31, 1997.

Premiere Technologies, Inc. Form 10-Q, filed on November 16, 1998
Premiere Technologies, Inc. Form 10-Q, filed on August 14, 1998
Premiere Technologies, Inc. Form 10-Q, filed on May 15, 1998

Monthly financial statements for August 1998 for the following business segments: Voice Messaging, Xpedite (US), ATS, and PTEK Enhanced Calling Card Services.

Management projections for October dated September 29, 1998, October 12, 1998 and November 9, 1998.

Xpedite Systems, Inc. compliance packages for the period ending December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998.

                                                               Schedule 10.10(a)
                                                               -----------------

                              NOTICE OF ASSIGNMENT



[Name and address
 of each Borrower in accordance
 with Section 10.01]

[Name and address
 of each Guarantor in accordance
 with Section 10.01]

[Name and address
 of Administrative Agent in accordance with
 Section 10.01]

Date:

Ladies and Gentlemen:

       Reference is made to the Amended and Restated Credit Agreement, dated as of December 16, 1998, among Xpedite Systems, Inc. and Xpedite Systems Holdings
(UK) Limited, as Borrowers, the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement"). The undersigned hereby give notice pursuant to Section 10.10(a) of the Credit Agreement that [name of Assignor] [(the "Assignor")]/1/ has made the following assignment to [name of Assignee] [(the "Assignee")]/2/:

       Rights and Obligations
        Assigned:



       Effective Date of
        Assignment:

       [The Assignee's Lending Offices and address for notices are as follows:

       Domestic Lending Office:



       Eurocurrency Lending Office:



       Notice Address:]/3/



       [The Assignor hereby requests that [each Borrower] [each Guarantor] [and the Administrative Agent] consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall release the Assignor from all of the obligations described above as having been assigned to the Assignee.]/4/

                                 [NAME OF ASSIGNOR]

                                 By
                                   --------------------------------
                                    Name:
                                    Title:


                                 [NAME OF ASSIGNEE]

                                 By
                                   --------------------------------
                                    Name:
                                    Title:

Assignment and release consented to:/4/

XPEDITE SYSTEMS, INC.

By
  -------------------------------
  Name:
  Title:

XPEDITE SYSTEMS HOLDINGS (UK) LIMITED

By
  --------------------------------
  Name:
  Title:

[GUARANTORS]

By
  -------------------------------
  Name:
  Title:


THE BANK OF NEW YORK,
 as Administrative Agent


By
  -------------------------------
  Name:
  Title:



---------------

1. Include definition if Footnote 4 material is to be included.

2. Include definition if Footnote 3 or Footnote 4 material is to be included.

3. Omit if the Assignee is a Bank.

4. Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrowers and/or the Guarantors and/or the Administrative Agent is required for such release and (iii) the Assignor has not otherwise obtained such consents.

                                   NOTE GRID



                    Amount of            Amount of
                    Notation
Date                  Loan           Principal Repaid
----                  ----           ----------------
                    Made By
                    -------


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Schedule 11.01(a)

                             Subsidiary Guarantors


Subsidiaries of Premiere Technologies, Inc. that are Guarantors as of the Agreement Date:

Premiere Communications, Inc.
Xpedite Systems, Inc.
Xpedite Systems Worldwide, Inc.
Xpedite Systems Holdings (UK) Limited
Xpedite Systems Limited
Voice-Tel Enterprises, Inc.
VoiceCom Systems, Inc.
American Teleconferencing Services, Ltd.

                               Schedule 11.01(b)

                   Securities and Exchange Commission Filings

Premiere Technologies, Inc. has filed the following reports with the Securities and Exchange Commission:

Form 10-Q, filed on November 16, 1998
Form 10-Q, filed on August 14, 1998
Rule 424B3 Prospectus, filed on August 7, 1998
Form 8-K, filed on July 31, 1998
Schedule 13G/A, filed on July 31, 1998
Schedule 14A Definitive Proxy, filed on July 8, 1998
Form 8-A12G, filed on June 26, 1998
Form 8-K, filed on June 26, 1998
Schedule 13G/A, filed June 22, 1998
Form 8-K, filed on June 11, 1998
Rule 424B3 Prospectus, filed on June 5, 1998
Rule 424B3 Prospectus, filed on May 27, 1998
Rule 424B3 Prospectus, filed on May 18, 1998
Form 10-Q, filed on May 15, 1998
Form 8-K, filed on May 15, 1998
Form S-3 Registration Statement, filed on May 11, 1998
Form S-8 Registration Statement, filed on May 11, 1998
Form 8-K, filed on April 28, 1998
Form 10-K/A, filed on April 22, 1998
Form S-3 Registration Statement, filed on April 22, 1998
Form 8-K/A, filed on April 13, 1998
Form S-3 Registration Statement, filed on April 13, 1998
Rule 424B3 Prospectus, filed on April 9, 1998
Form 10-K, filed on March 31, 1998
Form 8-K, filed on March 13, 1998
Rule 424B3 Prospectus, filed on March 6, 1998
Form 8-K, filed on February 20, 1998
Schedule 13G, filed on February 12, 1998
Rule 424B3 Prospectus, filed on February 26, 1998
Form S-4 Registration Statement, filed on January 28, 1998
Form 8-K/A, filed on January 27, 1998
Rule 424B3 Prospectus, filed on January 15, 1998
Rule 424B3 Prospectus, filed on January 2, 1998

Xpedite Systems, Inc. has filed the following reports with the Securities and Exchange Commission:

Schedule 13D/A, filed on April 2, 1998
Form 15-12G, filed on March 4, 1998

Schedule 13D, filed on February 17, 1998
Schedule 13D/A, filed on February 6, 1998
Schedule 13D/A, filed on January 12, 1998

                                                               Schedule 11.01(c)
                                                               -----------------


                    CALCULATION OF ADDITIONAL STERLING COST
                    ---------------------------------------


1 The Additional Sterling Cost for any period shall (subject to paragraph 5 below) be calculated in accordance with the following formula:

               BY + L(Y-X) + S(Y-Z)        per cent per annum
               --------------------
                  100 - (B+S)

     where on the day of application of the formula:

     B is the percentage of the Administrative Agent's eligible liabilities which the Bank of England then requires the Administrative Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

     Y is the rate at which Sterling deposits are offered by the Administrative Agent to leading banks in the London Interbank Market at or about 11 a.m. on that day for the relevant period;

     L is the percentage of eligible liabilities which (as a result of the requirements of the Bank of England) the Administrative Agent maintains as secured money with members of the London Discount Market Association or in certain marketable or callable securities approved by the Bank of England, which percentage shall (in the absence of evidence that any other figure is appropriate) be conclusively presumeed to be 5 per cent;

     X is the rate at which secured Sterling investments may be placed by the Administrative Agent with members of the London Discount Market Association at or about 11 a.m. on that day for the relevant period or, if greater, the rate at which Sterling bills of exchange (of a tenor equal to the duration of the relevant period) eligible for rediscounting at the Bank of England can be discounted in the London Discount Market at or about 11 a.m. on that day;

     S is the percentage of the Administrative Agent's eligible liabilities which the Bank of England requires the Administrative Agent to place as a special deposit; and

     Z is the interest rate expressed as a percentage per annum allowed by the Bank of England on special deposits.

2    For the purposes of this schedule 5:

     (a) "eligible liabilities" and "special deposits" have the meanings given to them at the time of application of the formula by the Bank of England; and

     (b) "relevant period" in relation to each period for which Additional Sterling Cost falls to be calculated means:

          (i) if it is 3 months or less, that period; or

          (ii) if it is more than 3 months, 3 months.

3 In the application of the formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5 per cent and Y = 15 per cent BY is calculated as 0.5 x 15.

4 The formula shall be applied on the first day of each relevant period. Each amount shall be rounded up to the nearest four decimal places.

5 If the Administrative Agent (acting reasonably) determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Administrative Agent (after consultation with the Banks) shall notify the Borrowers of the manner in which the Additional Cost will subsequently be calculated. The manner of calculation so notified by the Administrative Agent shall, in the absence of manifest error, be binding on all parties.

                                                                       EXHIBIT A

        [XPEDITE SYSTEMS, INC.]/[XPEDITE SYSTEMS HOLDINGS (UK) LIMITED]



                                      NOTE

                                              _______________, 19__

     FOR VALUE RECEIVED, [NAME OF BORROWER] (the "Borrower") hereby promises to pay to the order of __________ (the "Bank"), for the account of its applicable Lending Office, the unpaid principal amount of each Loan made by such Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the amounts specified in Section 1.04 of such Credit Agreement, and to pay interest on the principal amount of each such Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

     Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Loan of the Bank and each payment, with respect thereto, provided that the failure of the Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Credit Agreement.

     Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

     This Note evidences Loans made under, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of December 16, 1998, among the Borrower, [Xpedite Systems, Inc.][Xpedite Systems Holdings (UK) Limited], the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent, as the same may be amended from time to time (the "Credit Agreement"). Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

     This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.



                                 [XPEDITE SYSTEMS, INC.]
                                 [XPEDITE SYSTEMS HOLDINGS (UK) LIMITED]

                                 By
                                   ------------------------------------
                                    Name:
                                    Title:

                                                                       Exhibit B


================================================================================


                               SECURITY AGREEMENT

                         Dated as of ___________, 199_


                                    Between


                                   [PLEDGOR]


                                      and


                             THE BANK OF NEW YORK,
                                as Secured Party






================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                               SECURITY INTEREST

Section 1.01 Grant of Security Interest.....................................  1
Section 1.02 Validity and Priority of Security Interest; Authorized Action..  1
Section 1.03 Pledgor Remains Obligated; Secured Party and Other Principals
             Not Obligated..................................................  2
Section 1.04 Proceeds of Collateral.........................................  2
Section 1.05 Limitation of Pledgor's Obligations............................  2

                                   ARTICLE II

               CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01  Collateral....................................................  3
              (c)...........................................................  4
Section 2.02  Consent to Pledge; Control Letters............................  5
Section 2.03  New Accounts..................................................  5
Section 2.04  Change of Jurisdiction........................................  5
Section 2.05  Jurisdictions of Securities and Commodity Intermediaries......  6
Section 2.06  Requirement of Materially Adverse Effect......................  6

                                  ARTICLE III

                               EVENT OF DEFAULT

Section 3.01  Application of Proceeds.......................................  6
Section 3.02  ..............................................................  7
              (a)  Use of Premises and Intellectual Property................  7
              (b)  Directors, Officers and Employees........................  7
              (c)  Power of Sale............................................  7
              (d)  Foreclosure..............................................  7
              (e)  Receiver.................................................  7
              (f)  Collection of Collateral Proceeds by Pledgor.............  7
              (g)  Notification.............................................  8
              (h)  Secured Party's Rights with Respect to Proceeds and
                   Other Collateral.........................................  8
              (i)  Enforcement by Secured Party.............................  8
              (j)  Adjustments..............................................  8
              (k)  Warehousing..............................................  8
Section 3.03  Securities and Instrument Collateral..........................  8
              (a)  Registration and Indemnification.........................  8
              (b)  Restricted Offering Dispositions.........................  9

                                   ARTICLE IV

                                 MISCELLANEOUS

Section 4.01  Expenses of Pledgor's Agreements and Duties..............................   9
Section 4.02  Secured Party's Right to Perform on Pledgor's Behalf.....................   9
Section 4.03  Secured Party's Right to Use Agents and to Act in Name of Pledgor........   9
Section 4.04  No Interference, Compensation or Expense.................................   9
Section 4.05  Limitation of Obligations with Respect to Collateral.....................   9
Section 4.06  Rights of Secured Party under Uniform Commercial Code and Applicable Law.  10
Section 4.07  Waivers of Rights Inhibiting Enforcement.................................  10
Section 4.08  Power of Attorney........................................................  10
Section 4.09  Termination of Security Interest.........................................  11
Section 4.10  Notices and Deliveries...................................................  11
              (a) Notices and Materials Other than Collateral..........................  11
              (b) Collateral...........................................................  13
Section 4.11  Governing Law............................................................  13
Section 4.12  LIMITATION OF LIABILITY..................................................  13
Section 4.13  Counterparts.............................................................  14
Section 4.14  Entire Agreement.........................................................  14
Section 4.15  Successors and Assigns...................................................  14
Section 4.16  Delivery of Opinions Authorized..........................................  14

                                   ARTICLE V

                                INTERPRETATION

Section 5.01  Definitional Provisions..................................................  14
              (a) Certain Terms Defined by Reference...................................  14
              (b) Other Defined Terms..................................................  14
Section 5.02  Other Interpretive Provisions............................................  19
Section 5.03  Representations and Warranties...........................................  21
Section 5.04  Captions.................................................................  21
Schedule 1.02         Schedule of Required Action
Schedule 1.02(a)      Form of UCC-1 Financing Statement
Schedule 1.02(c)      Form of Financial Intermediary Agreement
Schedule 1.02(d)-A    Memorandum of Security Agreement; Patents
Schedule 1.02(d)-B    Memorandum of Security Agreement; Trademarks
Schedule 1.02(d)-C    Memorandum of Security Agreement; Copyrights
Schedule 1.02A        Schedule of Permitted Liens
Schedule 2.01(c)(v)   Schedule of Initial Securities and Instrument Collateral
Schedule 2.01(c)(vi)  Form of Security Agreement Questionnaire
Schedule 5.01(a)-1    Securities Account Control Agreement
Schedule 5.01(a)-2    Commodity Account Control Agreement

                                       2

                               SECURITY AGREEMENT

                         Dated as of December 16, 1998

     In consideration of the execution and delivery of the Credit Agreement, dated as of December 17, 1997, as amended and restated as of the date hereof, by the Banks listed on the signature pages thereof and The Bank of New York, as Administrative Agent, [PLEDGOR], a [JURISDICTION] corporation, hereby agrees with THE BANK OF NEW YORK, as Secured Party, as follows (with certain terms used herein being defined in Article 5):

                                   ARTICLE 12

                               SECURITY INTEREST
                               -----------------

     Section 12.01  Grant of Security Interest.
                    --------------------------

     To secure the payment, observance and performance of the Secured Obligations, the Pledgor hereby mortgages, pledges and assigns the Collateral to the Secured Party, and grants to the Secured Party a continuing security interest in, and a continuing lien upon, the Collateral.

     Section 12.02  Validity and Priority of Security Interest; Authorized
                    ------------------------------------------------------
Action.
------

     (a) The Pledgor agrees that the Security Interest shall, and that the Pledgor shall take all action necessary or desirable, or that the Secured Party may reasonably request, including the actions specified on Schedule 1.02, (a) to
                                                           -------------
ensure that the Security Interest shall, at all times be valid, perfected and enforceable against the Pledgor and all third parties, in accordance with the terms hereof, as security for the Secured Obligations, and that neither the Collateral, including, if the Collateral includes any securities accounts or commodity accounts, any financial asset or commodity contract carried therein, nor, if the Collateral includes any securities entitlements, any financial asset subject thereto, shall at any time be subject to (x) control by any Person other than the Secured Party or (y) any Lien, other than a Permitted Lien, that is prior to, on a parity with or junior to such Security Interest, except that, unless an Event of Default exists, this Section 1.02, shall not require the continuation of the perfection of the Security Interest in Collateral that the Pledgor is entitled to, and does, receive or retain pursuant to Section 1.04,
(b) to protect and preserve the Collateral and (c) to protect and preserve, and to enable the exercise or enforcement of, the rights of the Secured Party therein and hereunder and under the other Collateral Documents.

     (b) (i) The Secured Party is hereby authorized to file one or more financing or continuation statements or amendments thereto with respect to the Collateral without the signature of or in the name of the Pledgor. A carbon, photographic or other reproduction of this Agreement or of any financing statement filed in connection with this Agreement shall be sufficient as a financing statement.

          (ii) Each (A) issuer of an uncertificated security registered in the name of the Pledgor, (B) each securities intermediary maintaining a security account for the Pledgor and (C) each commodity intermediary maintaining a commodity account for the Pledgor, in each case to the extent it constitutes Collateral, is hereby authorized and directed by the Pledgor to disclose to the Secured Party, at any time and from time to time, all agreements pursuant to which any such issuer, securities intermediary or commodity intermediary has agreed, without further consent by the Pledgor, to (1) comply with, (aa) in the case of any such issuer, instructions with respect to such a security originated by a Person other than the Pledgor and (bb) in the case of any such securities intermediary, entitlement orders originated by a Person other than the Pledgor and (2) apply, in the case of any such commodity intermediary, any value distributed on account of any commodity contract carried in such commodity account as directed by the Secured Party.

     Section 12.03  Pledgor Remains Obligated; Secured Party and Other
                    --------------------------------------------------
Principals Not Obligated.
------------------------

     The grant by the Pledgor to the Secured Party of the Security Interest shall not (a) relieve the Pledgor of any Liability to any Person under or in respect of any of the Collateral or (b) impose on the Secured Party or the other Principals any such Liability or any Liability for any act or omission on the part of the Pledgor relative thereto.

     Section 12.04  Proceeds of Collateral.
                    ----------------------

          (a) Except during an Event of Default, the Pledgor shall be entitled to receive and retain all Account Proceeds, Ordinary Distributions and proceeds of dispositions of Collateral not prohibited under Section 4.09 of the Credit Agreement.

          (b) Subject to the Pledgor's rights under Section 1.04(a), the Secured Party shall be entitled to receive and retain all proceeds of Collateral and all Distribution Collateral. The Secured Party is hereby irrevocably authorized, upon the occurrence and continuation of an Event of Default, either in the name and on behalf of the Pledgor or in its own name, to endorse and deposit, or cause to be deposited, for collection, present, draw upon or under, or otherwise take action to realize upon, all instruments, chattel paper, securities, letters of credit and documents constituting part of the Collateral for the purpose of holding and disposing of the proceeds thereof in accordance with the terms hereof.

     Section 12.05  Limitation of Pledgor's Obligations.
                    -----------------------------------

     It is the intention of the Pledgor and the Secured Party that the obligations of the Pledgor under this Agreement shall be in, but not in excess of, the maximum amount permitted by Applicable Law. To that end, but only to the extent such obligations would otherwise be avoidable, the obligations of the Pledgor under this Agreement shall be limited to the maximum amount that, after giving effect to the incurrence thereof, would not render the Pledgor insolvent or unable to pay its debts as they mature or leave the Pledgor with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, at the time or times that the Pledgor is deemed, under Applicable Law, to incur obligations thereunder. This Section 1.05 is intended solely to preserve the rights of the Secured Party under this Agreement to the maximum extent permitted by Applicable Law, and neither the Pledgor nor any other Person shall have any right under this Section 1.05 that it would not otherwise have under Applicable Law. For the purposes of this Section 1.05, "insolvency", "unreasonably small capital" and "inability to pay debts as they mature" shall be determined in accordance with Applicable Law.



                                   ARTICLE 13

               CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS
               -------------------------------------------------

     The Pledgor represents, warrants and covenants as follows:

     Section 13.01  Collateral.
                    ----------

          (a) Except as permitted under the Credit Agreement, the Pledgor shall:
(i) be the sole owner of each and every item of Collateral free from any right, title or interest of any third Person (other than the holder of a Permitted
Lien), (ii) defend the Collateral against the claims and demands of all third Persons (other than holders of Permitted Liens), (iii) in the case of tangible property constituting part of the Collateral, (A) properly maintain such property and keep it in good order and repair, subject to normal wear and tear, and (B) keep such property fully insured with responsible companies of recognized national standing or otherwise acceptable to the Secured Party against such risks as such Collateral may be subject to under policies containing loss payable clauses naming the Secured Party as loss payee, (iv) comply with (A) all Applicable Laws relating to or affecting the Collateral and
(B) the terms of all deeds and leases, mortgages and other Contracts relating to premises where any Collateral is located and (C) all license and franchise agreements and other Contracts pertaining to any of the Collateral, (v) duly fulfill all obligations on its part to be fulfilled under or in connection with all Receivables and General Intangibles and do nothing intentionally to impair the security interests of the Secured Party therein, (vi) subject, during an Event of Default, to the Secured Party's rights under Sections 3.02(f) and 3.02(i) hereof, endeavor to collect from the Collateral Debtor of each Collateral Obligation when due all amounts owing thereunder, except that this clause (vi) shall not require the Pledgor to take any action not in accordance with its customary collection practices, (vii) maintain its chief executive office and, if different from its chief executive office, each office where the books and records relating to any Receivables or General Intangibles are kept, only at and shall keep all tangible property constituting part of the Collateral only at or in transit to, (A) in the case of such chief executive office or other office, the location thereof specified in, and in the case of any such tangible property constituting part of the Collateral, any of the respective locations therefor specified in, the Questionnaire, or (B) in any case, a location of which the Secured Party has received not less than 30 days prior written notice and which is located within one of the States of the United States, (viii) give the Secured Party (A) prompt notice of (1) the location of each new place of business opened by the Pledgor and (2) each new location of any Collateral, (ix) deliver to the Secured Party all certificates and instruments evidencing Securities and Instrument Collateral, duly endorsed in favor of the Secured Party or accompanied by stock powers duly executed in blank, in either case as reasonably requested by the Secured Party and (x) provide the Secured Party with such other information as to the Collateral as the Secured Party may reasonably request.

          (b) Except as permitted by the Credit Agreement, the Pledgor shall not
(i) sell, lease, transfer or otherwise dispose of any Collateral, including, if the Collateral includes any securities accounts or commodity accounts, any financial asset or commodity contract carried therein, or, if the Collateral includes any security entitlements, any financial asset subject thereto, or any interest therein or thereunder, including any license or sublicense, except for, in the case of General Intangibles, the grant of any license or sublicense therein in the ordinary course of business; or in the case of Inventory, sales of Inventory in the ordinary course of business; or in the case of Machinery and Equipment, sales of any thereof that Pledgor intends to no longer use or is no longer useful in the operation of the Pledgor's business, (ii) rescind or cancel any obligation evidenced by any Receivable or General Intangible or modify any term thereof or make any adjustment with respect thereto or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, except in the ordinary course of business and subject, during an Event of Default, to the rights of the Secured Party under Sections 3.02(i) and 3.02(j), (iii) (A) enter into any Contract providing for any deduction from any Receivable that is an Account except for agreements made in the ordinary course of business, or (B) subject to the penultimate sentence of Section 2.01(d), cancel or terminate, or amend, modify or waive in any manner materially adverse to the holder thereof any provision of, any Securities and Instrument Collateral that constitutes Indebtedness, or
(C) subject to the penultimate sentence of Section 2.01(d), enter into or permit to exist any restriction with respect to any rights under any Securities and Instrument Collateral, or any other such asset referred to in clause (B), other than restrictions arising under the Loan Documents or the Premiere Merger Agreement, (iv) without giving at least 30 days' prior written notice to the Secured Party, (A) change its name, identity or corporate structure or (B) do business under any name, trade name or trade style not listed on the Questionnaire, or (v) agree with any securities intermediary that such securities intermediary may grant any Lien on any financial asset with respect to which the Pledgor is an entitlement holder.

          (c) (i) Each Receivable that is an Account (A) is and shall at all times represent the legal, valid and binding obligation of its Collateral Debtor and, subject to clause (B)(1), is and shall at all times be enforceable in accordance with its terms, (B) shall at no time be subject to (1) any defense, setoff or counterclaim other than one arising in the ordinary course of business, (2) any agreement prohibiting assignment or requiring notice of or consent to assignment, or (3) any stamp or other Tax, (C) shall comply with all Applicable Laws, and (D) shall be genuine and in all respects what it purports to be and shall arise out of a bona fide transaction.

          (ii) All Inventory (A) is and at all times shall be in good condition,
(B) meets and at all times shall meet all governmental standards applicable thereto or to its manufacture, use or sale, and (C) is and shall at all times be currently either usable or saleable in the ordinary course of the Pledgor's business.

          (iii) All Machinery and Equipment (A) is and shall at all times be in good operating condition and repair, normal wear and tear excepted, and (B) complies and is operated and shall at all times comply and be operated in compliance with all Applicable Laws.

          (iv) All General Intangibles that constitute Intellectual Property shall at all times be subsisting, valid and enforceable against third Persons.

          (v) (A) All Securities and Instrument Collateral is and at all times shall be duly authorized, validly issued, fully paid and non-assessable, and (B) as of the Agreement Date, the shares of capital stock or other units of ownership interests that constitute Securities and Instrument Collateral listed on Schedule 2.01(c)(v) represent the respective percentages of the outstanding shares of such capital stock or other units of ownership interests that are set forth on such Schedule.

           (vi) The Questionnaire is, as of the Agreement Date, complete and correct in all material respects.

           (d) The Secured Party shall have the right, during an Event of Default, (i) in the name of the Secured Party, in the name and on the stationery of the Pledgor or any such other name as the Secured Party may select, to verify the validity, amount or any other matter relating to any Receivable or General Intangible by mail, telegram, telephone or any other means, (ii) after a notice to the Pledgor that it intends to exercise its rights under this Section 2.01(d)(ii), to transfer into or register in its name or the name of its nominee any or all of the Securities and Instrument Collateral and, in its own or the Pledgor's name, to exercise any and all rights, powers and privileges with respect to the Securities and Instrument Collateral, and with the same force and effect, as could the Pledgor. Unless and until the Secured Party exercises its rights under Section 2.01(d)(ii), the Pledgor may, with respect to any of the Securities and Instrument Collateral, vote and give consents, ratifications and waivers with respect thereto, except to the extent that any such action would
(x) be for a purpose that would constitute or result in an Event of Default or
(y) in the reasonable judgment of the Required Banks, detract from the value thereof as Collateral, and from time to time, upon request from the Pledgor, the Secured Party shall deliver to the Pledgor suitable proxies confirming the right of the Pledgor to cast such votes, consents, ratifications and waivers. Each such request from the Pledgor shall constitute a Representation and Warranty by the Pledgor hereunder that no Event of Default exists or would result therefrom.

     Section 13.02  Consent to Pledge; Control Letters.
                    ----------------------------------

          (a)(i) As of the Agreement Date, the Pledgor has not agreed with any securities intermediary that such securities intermediary may grant any Lien on any financial asset with respect to which the Pledgor is an entitlement holder.

             (ii) No financial asset with respect to which the Pledgor is the entitlement holder is subject to any Lien other than the Security Interest.

          (b) As of the Agreement Date, the Pledgor is not a party to any Control Letter or similar agreement relating to any investment property that constitutes Collateral, except for those to which the Secured Party is a party.

     Section 13.03  New Accounts.
                    ------------

     The Pledgor shall give to the Secured Party not less than 15 days' prior notice of the opening of each new securities account or commodity account that itself will constitute Collateral, or to which financial assets are to be credited (or with respect to which there will be security entitlements), or in which commodity contracts are to be carried, that constitute or are to constitute Collateral, specifying, as appropriate, the securities intermediary or the commodity intermediary maintaining such account, the account number and the jurisdiction of each such Person, determined in accordance with, in the case of a securities intermediary, Section 8-110(e) of the Uniform Commercial Code and, in the case of a commodity intermediary, Section 9-103(6)(e) of the Uniform Commercial Code.

     Section 13.04  Change of Jurisdiction.
                    ----------------------

     Promptly upon its obtaining knowledge thereof, the Pledgor shall give to the Secured Party notice of any change of the jurisdiction of a securities intermediary or a commodity intermediary maintaining a securities account or commodity account that itself constitutes Collateral, or to which financial assets are credited (or with respect to which there are security entitlements), or in which commodity contracts are carried, that constitute Collateral, specifying such new jurisdiction.

     Section 13.05  Jurisdictions of Securities and Commodity Intermediaries.
                    --------------------------------------------------------

          (a) The Pledgor shall not, after the Agreement Date, enter into any Contract with any securities intermediary or with any commodity intermediary with respect to any investment property that is or is to be Collateral, unless such Contract or another agreement specifies effectively with respect to such investment property that such securities intermediary's or commodity intermediary's jurisdiction shall be the State of New York.

          (b) The Pledgor shall use its best effort to cause each Contract with each securities intermediary or commodities intermediary in effect on the Agreement Date that relates to investment property that is or is to be Collateral, and that does not so provide, to be amended so that thereafter such Contract shall specify effectively with respect to such investment property that such securities intermediary's or commodity intermediary's jurisdiction shall be the State of New York. If in any case such an amendment shall not be effective within 30 days of the Agreement Date, the Pledgor shall terminate such Contract, and enter into a new Contract relating to such investment property with another securities intermediary or commodity intermediary, as the case may be, which does effectively so provide.

     Section 13.06  Requirement of Materially Adverse Effect.
                    ----------------------------------------

     Clauses (i), (ii), (iii), (iv), (v), (vi) and (viii) of Section 2.01(a), clauses (i), (ii), (iii) and (iv)(B) of Section 2.01(b), and clauses (i), (ii),
(iii) and (iv) of Section 2.01(c), shall not apply in any circumstances where noncompliance, together with all other noncompliances with this Agreement will not have a Materially Adverse Effect on the Collateral taken as a whole.


                                   ARTICLE 14

                                EVENT OF DEFAULT
                                ----------------

     During an Event of Default, and in each such case:

                    (A)  Proceeds.
                         --------

     Section 14.01  Application of Proceeds.
                    -----------------------

     All cash proceeds received by the Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral and all cash held by the Secured Party as Collateral shall, subject to the Secured Party's right to continue to hold the same as cash Collateral, be applied as follows:

     First: To the payment of all out-of-pocket costs and expenses incurred in connection with the sale of or other realization upon Collateral, including attorneys' fees and disbursements;

     Second: To the payment of the Secured Obligations owing to the Secured Party in such order as the Secured Party may elect (with the Pledgor remaining liable for any deficiency);

     Third: To the payment of the other Secured Obligations ratably in accordance with the amounts owed to each holder thereof and in such order as the Required Banks may elect (with the Pledgor remaining liable for any deficiency); and

     Fourth: To the extent of the balance (if any) of such proceeds, to the payment to the Pledgor, subject to Applicable Law and to any duty to pay such balance to the holder of any subordinate Lien in the Collateral.

                    (A)  Remedies.
                         --------

     Section 14.02

          (a)  Use of Premises and Intellectual Property.
               -----------------------------------------

          The Secured Party may (i) enter the Pledgor's premises and, until the Secured Party completes the enforcement of its rights in the Collateral, take exclusive possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and all machinery and equipment for the purpose of (A) completing any work in process, preparing Collateral for disposition and disposing thereof and (B) collecting Collateral Obligations, and (ii) in the exercise of its rights under this Agreement, use the Pledgor's rights in, to and under all patents, trademarks and copyrights and licenses and sublicenses thereof, to the extent of the rights of the Pledgor therein, and the Pledgor hereby grants a license to the Secured Party for such purpose, subject to the consent, if required, of any licensor, franchisor or other third Person.

          (b) Directors, Officers and Employees.
              ---------------------------------

          The Secured Party may retain the Pledgor's directors, officers and employees, in each case upon such terms as the Secured Party and any such Person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such Person and the Pledgors, and the Pledgor hereby waives its rights under any such agreement and consents to each such retention.

          (c)  Power of Sale.
               -------------

          The Secured Party (i) may sell the Collateral in one or more parcels at public or private sale, at any of its offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as it may deem commercially reasonable, (ii) shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and
(iii) may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (d)  Foreclosure.
               -----------

          The Secured Party, instead of exercising the power of sale conferred upon it by Section 3.02(c) and Applicable Law, may proceed by a suit or suits at law or in equity to foreclose the Security Interest and sell the Collateral, or any portion thereof, under a judgment or a decree of a court or courts of competent jurisdiction.

          (e)  Receiver.
               --------

          The Secured Party may obtain the appointment of a receiver of the Collateral and the Pledgor consents to and waives any right to notice of such appointment.

          (f) Collection of Collateral Proceeds by Pledgor.
              --------------------------------------------

          The Secured Party may, by notice to the Pledgor, direct it to, and thereupon the Pledgor shall, receive all proceeds of Collateral in trust for the Secured Party, not commingle the same with any other property or funds of the Pledgor and, unless the Secured Party shall have otherwise instructed the Pledgor, deliver or cause to be delivered all such proceeds in the exact form received, together with any necessary endorsements, to the Secured Party or to such Person or Persons as the Secured Party may designate.

          (g)  Notification.
               ------------

          The Secured Party may notify, or request the Pledgor to notify, in writing or otherwise, each Collateral Debtor to make payment directly to the Secured Party. If, notwithstanding the giving of any notice, any such Person shall make payments to the Pledgor, the Pledgor shall hold all such payments it receives in trust for the Secured Party, without commingling the same with other funds or property of the Pledgor or any other Person, and shall deliver the same to the Secured Party immediately upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

          (h) Secured Party's Rights with Respect to Proceeds and Other
              ---------------------------------------------------------
Collateral.
----------

          All payments and other deliveries received by or for the account of the Secured Party from time to time pursuant to Section 3.02(f) or (g), together with the proceeds of all other Collateral from time to time held by or for the account of the Secured Party may, at the election of the Secured Party, (i) be or continue to be held by the Secured Party, or any Person designated by the Secured Party to receive or hold the same, as Collateral, (ii) be applied as provided in Section 3.01 or (iii) be disposed of in accordance with the provisions of this Agreement and Applicable Law.

          (i)  Enforcement by Secured Party.
               ----------------------------

          The Secured Party may, with only such notice to the Pledgor as is required by, and not waivable under, Applicable Law and at such time or times as the Secured Party in its sole discretion may determine, exercise any or all of the Pledgor's rights in, to and under, or in any way connected with or related to, any or all of the Collateral.

          (j)  Adjustments.
               -----------

          The Secured Party may settle or adjust disputes and claims directly with Collateral Debtors for amounts and on terms that the Secured Party considers advisable and in all such cases only the net amounts received by the Secured Party in payment of such amounts, after deduction of out-of-pocket costs and expenses of collection, including reasonable attorney's fees, shall be subject to the other provisions of this Agreement. The Pledgor shall have no further right under Section 2.01(b) or otherwise to make any such settlements or adjustments or to accept any returns of merchandise.

          (k)  Warehousing.
               -----------

          The Secured Party may cause any or all of the Inventory and the Machinery and Equipment to be placed in a public or field warehouse.

     Section 14.03  Securities and Instrument Collateral.
                    ------------------------------------

          (a)  Registration and Indemnification.
               --------------------------------

          If the Secured Party elects to sell or otherwise dispose of any Securities and Instrument Collateral, the Pledgor shall, if it controls the issuer or if it otherwise has the right to effect such registration, and if the Secured Party deems such registration to be desirable, (i) cause the same to be registered under the Securities Act of 1933 and take all other action, including complying with the "blue sky" or securities laws of the several States of the United States and delivering to the Secured Party appropriate quantities of prospectuses, necessary or appropriate so as to permit the public sale or other disposition thereof by the Secured Party in such jurisdictions as the Secured Party may select, and (ii) indemnify, in the form then customary, all Persons that are underwriters (whether statutory or otherwise) and all Affiliates of all such Persons, in connection with such sale or disposition, such indemnity, to the extent applicable to the Principals, to be in addition to and supplementary of (and not to be construed as being in derogation of) that afforded the Principals under Article 8 and Section 10.02 of the Credit Agreement.

          (b) Restricted Offering Dispositions.
              --------------------------------

          Whether or not the Pledgor controls the issuer or otherwise has the right to effect the registrations and compliances referred to in Section 3.03(a) and as an alternative to its rights thereunder, in connection with any sale of any of the Securities and Instrument Collateral, the Secured Party may, at its election, comply with any limitation or restriction (including any restrictions on the number of prospective bidders and purchasers or any requirement that they have certain qualifications or that they represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Securities and Investment Collateral) as it may be advised by counsel is necessary in order to avoid any violation of Applicable Law or to obtain any Governmental Approval, and such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall any Principal be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Securities and Instrument Collateral is sold in compliance with any such limitation or restriction.

                                   ARTICLE 15



                                 MISCELLANEOUS
                                 -------------

     Section 15.01  Expenses of Pledgor's Agreements and Duties.
                    -------------------------------------------

     The terms, conditions, covenants and agreements to be observed or performed by the Pledgor under the Collateral Documents shall be observed or performed by it at its sole cost and expense.

     Section 15.02  Secured Party's Right to Perform on Pledgor's Behalf.
                    ----------------------------------------------------

     If the Pledgor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under the Collateral Documents, the Secured Party, upon five business days notice to the Pledgor specifying the action to be taken, may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of the Pledgor, and the Pledgor hereby authorizes the Secured Party so to do.

     Section 15.03  Secured Party's Right to Use Agents and to Act in Name of
                    ---------------------------------------------------------
Pledgor.
-------

     The Secured Party may exercise its rights and remedies under the Collateral Documents through an agent or other designee and, in the exercise thereof, the Secured Party or any such other Person may act in its own name or in the name and on behalf of the Pledgor.

     Section 15.04  No Interference, Compensation or Expense.
                    ----------------------------------------

     The Secured Party may exercise its rights and remedies under the Collateral Documents (a) without resistance or interference by the Pledgor, (b) without payment of any rent, license fee or compensation of any kind to the Pledgor and
(c) during an Event of Default, for the account, and at the expense, of the Pledgor.

     Section 15.05  Limitation of Obligations with Respect to Collateral.
                    ----------------------------------------------------

          (a) Neither the Secured Party nor any other Principal shall have any obligation to protect or preserve any Collateral or to preserve rights pertaining thereto other than the obligation to use reasonable care in the custody and preservation of any Collateral in its actual possession. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. The Secured Party shall be relieved of all responsibility for any Collateral in its possession upon surrendering it, or tendering surrender of it, to the Pledgor.

          (b) Nothing contained in the Collateral Documents shall be construed as requiring or obligating the Secured Party or any other Principal, and neither the Secured Party nor any other Principal shall be required or obligated, to (i) make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Collateral Obligation or any other Collateral or the monies due or to become due thereunder or in connection therewith, (ii) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders, offers or other matters relating to any Collateral, whether or not the Secured Party or any other Principal has or is deemed to have knowledge or notice thereof, (iii) take any necessary steps to preserve rights against any prior parties with respect to any Collateral or (iv) notify the Pledgor of any decline in the value of any Collateral.

     Section 15.06  Rights of Secured Party under Uniform Commercial Code and
                    ---------------------------------------------------------
Applicable Law.
--------------

     The Secured Party shall have, with respect to the Collateral, in addition to all of its rights and remedies under the Collateral Documents, (a) the rights and remedies of a secured party under the Uniform Commercial Code, whether or not the Uniform Commercial Code would otherwise apply to the Collateral in question, and (b) the rights and remedies of a secured party under all other Applicable Law.

     Section 15.07  Waivers of Rights Inhibiting Enforcement.
                    ----------------------------------------

     The Pledgor waives (a) any claim that, as to any part of the Collateral, a public sale, should the Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) the right to assert in any action or proceeding between it and the Secured Party any offsets or counterclaims (other than compulsory counterclaims) that it may have,
(c) except as otherwise provided in any of the Collateral Documents, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE SECURED PARTY'S RIGHTS HEREUNDER, (d) all rights of redemption, appraisement, valuation, stay and extension or moratorium to the extent permitted by Applicable Law and (e) all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under the Collateral Documents or the absolute sale of the Collateral, now or hereafter in force under any Applicable Law, and the Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waive the benefit of all such laws and rights.

     Section 15.08  Power of Attorney.
                    -----------------

     In addition to the other powers granted the Secured Party by the Pledgor under the Collateral Documents, the Pledgor hereby appoints the Secured Party, and any other Person that the Secured Party may designate, as the Pledgor's attorney-in-fact to act, in the name, place and stead of the Pledgor in any way in which the Pledgor itself could do, with respect to each of the following during an Event of Default: (a) endorsing the Pledgor's name on (i) any checks, notes, acceptances, money orders, drafts or other forms of payment, (ii) any proxies, documents, instruments, notices, freight bills, bills of lading or other documents or agreements relating to the Collateral, (iii) notices of assignment, financing statements and other public records, and endorsing and depositing, or causing to be deposited, for collection, presenting, drawing upon or under, or otherwise taking action to realize upon, all instruments, chattel paper, securities, letters of credit and documents constituting part of the Collateral for the purpose of holding and disposing of the proceeds thereof in accordance with the terms of this Agreement; (b) claiming for, adjusting, and instituting legal proceedings to collect, any amounts payable under insurance, and applicable loss payable endorsements, required to be maintained under any of the Collateral Documents; (c) taking any actions or exercising any rights, powers or privileges that the Pledgor is entitled to take or exercise and that, under the terms of any of the Collateral Documents, the Secured Party is authorized to take or exercise; (d) doing or causing to be done any or all things necessary or, in the determination of the Secured Party, desirable to observe or perform the terms, conditions, covenants and agreements to be observed or performed by the Pledgor under the Collateral Documents and otherwise to carry out the provisions of the Collateral Documents; and (e) notifying the post office authorities to change the address for delivery of the Pledgor's mail to an address designated by the Secured Party, and receiving, opening and disposing of all mail addressed to the Pledgor (with all mail not constituting, evidencing or relating to the Collateral to be forwarded by the Secured Party to the Pledgor). The Pledgor hereby ratifies and approves all acts of the attorney pursuant to the foregoing other than any acts that are determined by a judgment of a court that is binding on the Pledgor to constitute gross negligence or willful misconduct.

     Section 15.09  Termination of Security Interest.
                    --------------------------------

     The Security Interest and all of the Pledgor's obligations under Articles 1, 2, 3 and 4 shall terminate upon (a) the payment in full of the Secured Obligations and (b) the discharge, dismissal with prejudice, settlement, release or other termination of any Loan Document Related Claims that may then be pending against the Indemnified Persons.

     Section 15.10  Notices and Deliveries.
                    ----------------------

          (a)  Notices and Materials Other than Collateral.  Except as provided
               -------------------------------------------
 in Section 4.10(b):

               (i)  Manner of Delivery.
                    ------------------

               All notices, communications and materials (including all Information) to be given or delivered pursuant to the Collateral Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telex and telecopy transmissions). In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent the Secured Party has acted in reliance on such telephonic notice.

               (ii)  Addresses.
                     ---------

              All notices, communications and materials to be given or delivered pursuant to the Collateral Documents shall be given or delivered at the following respective addresses and telex, telecopier and telephone numbers and to the attention of the following individuals or departments:

A.   if to the Pledgor, to it at:

                        [PLEDGOR]
                        [c/o Premiere Technologies, Inc.
                        3399 Peachtree Road NE
                        Lenox Building, Suite 400
                        Atlanta, Georgia  30326

                        Telecopier No.:
                        Telephone No.:

                        Attention:  Mr. Harvey A Wagner
                                    Chief Financial Officer

                        with a copy to:

                        Alston & Bird LLP
                        One Atlantic Center
                        1201 West Peachtree Street
                        Atlanta, Georgia  30309-3424

                        Telecopier No.: (404) 881-7000
                        Telephone No.:  (40) 881-7777

B.   if to the Secured Party, to it at:

                        The Bank of New York
                        One Wall Street, 16th Floor
                        New York, NY  10286

                        Telecopier No.:  (212) 635-8595
                        Telephone No.:   (212) 635-8606

                        Attention:  Cindy Rogers

                        with a copy to:

                        The Bank of New York
                        One Wall Street
                        New York, NY  10286

                        Telecopier No.:  (212) 635-6365(6, 7)
                        Telephone No.:   (212) 635-4695
                        Attention:  Geneveso Caviness, AFA, 18th Floor

     or at such other address or telex, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address."

              (iii)  Effectiveness.
                     -------------

              Each notice and communication and any material to be given or delivered pursuant to the Collateral Documents shall be deemed so given or delivered (A) if sent by any means of physical delivery, when such notice, communication or material is delivered or received at the appropriate address as above provided, (B) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (C) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered except that notices, communications and materials to be given or delivered to the Secured Party pursuant to the Collateral Documents shall not be deemed given or delivered until received by the officer of the Secured Party responsible, at the time, for the administration of the Collateral Documents.

               (iv)  Reasonable Notice.
                     -----------------

              Any requirement under Applicable Law of reasonable notice by the Secured Party to the Pledgor of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Secured Party of any of its rights thereunder shall be met if notice of such event is given to the Pledgor in the manner prescribed above at least 10 days before (A) the date of such event or (B) the date of the day after which such event will occur.

          (b)  Collateral.
               ----------

          Until the Secured Party shall otherwise specify, all Collateral to be delivered to the Secured Party pursuant to the Collateral Documents consisting of instruments, securities, chattel paper, letters of credit or documents shall be delivered to the Secured Party at the Secured Party's Office either by hand delivery or by registered or certified mail, postage prepaid, return receipt requested, in either case insured in an amount not less than the greater of the aggregate face amount and the aggregate fair market value of the Collateral so being delivered. All other Collateral to be delivered to the Secured Party pursuant to the Collateral Documents shall be delivered to such Person, at such address, by such means and in such manner as the Secured Party may designate.

     Section 15.11  Governing Law.
                    -------------

     The rights and duties of the Pledgor, the Secured Party and the Principals under the Collateral Documents (including matters relating to the Maximum Permissible Rate) shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

     Section 15.12  LIMITATION OF LIABILITY.
                    -----------------------

     NEITHER THE SECURED PARTY NOR ANY OTHER PRINCIPAL SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR ANY LOSS OR DAMAGE SUSTAINED BY THE PLEDGOR, OR ANY LOSS, DAMAGE, DEPRECIATION OR OTHER DIMINUTION IN THE VALUE OF ANY COLLATERAL, THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, ANY EXERCISE OF ANY RIGHT OR REMEDY UNDER THE COLLATERAL DOCUMENTS, EXCEPT FOR ANY SUCH LOSS, DAMAGE, DEPRECIATION OR DIMINUTION TO THE EXTENT THAT THE SAME IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE PLEDGOR AND SUCH PRINCIPAL, TO BE THE RESULT OF (i) A BREACH BY SUCH PRINCIPAL

OF ITS OBLIGATIONS HEREUNDER OR (ii) ACTS OR OMISSIONS ON THE PART OF SUCH PRINCIPAL CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     Section 15.13  Counterparts.
                    ------------

     Each Collateral Document may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     Section 15.14  Entire Agreement.
                    ----------------

     This Agreement embodies the entire agreement among the Pledgor, the Secured Party and the Banks relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     Section 15.15  Successors and Assigns.
                    ----------------------

     All of the provisions of each Collateral Document shall be binding upon and inure to the benefit of the Pledgor, the Secured Party and the other Principals and their respective successors and assigns.

     Section 15.16  Delivery of Opinions Authorized.
                    -------------------------------

     The Pledgor hereby acknowledges and agrees that each Person that has rendered or may render an opinion, report or similar communication, including legal opinions and accountant's reports, to any Person in connection with the Collateral Documents, has been and is hereby authorized and directed to so deliver such opinion, report or communication.


                                   ARTICLE 16

                                 INTERPRETATION
                                 --------------

     Section 16.01  Definitional Provisions.
                    -----------------------

          (a)  Certain Terms Defined by Reference.
               ----------------------------------

          (i) Except where the context clearly indicates a different meaning, all terms defined in Article 1, 8 or 9 of the Uniform Commercial Code, as in effect on the date of this Agreement, are used herein with the meanings therein ascribed to them. In addition, the terms "account", "collateral" and "security interest", when capitalized, have the meanings specified in subsection (b) below and the term "deposit account" includes an account evidenced by a certificate of deposit.

          (ii) Except in the case of "Agreement", "Agreement Date", "Collateral", "Intellectual Property", "Permitted Lien", "Representation and Warranty" and "Security Interest" and as otherwise specified herein, all terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

          (b)  Other Defined Terms.
               -------------------

          For purposes of this Agreement:

     "Account" means a Receivable that represents the right to payment for goods
      -------
sold or leased or for services rendered, in each case in the ordinary course of business.

     "Account Proceeds" means proceeds of an Account other than an Account
      ----------------
representing the sale or other disposition of Machinery and Equipment pursuant to Section 2.02(b)(i).

     "Agreement" means this Security Agreement, including all schedules, annexes
      ---------
and exhibits hereto.

     "Agreement Date" means the date set forth as such on the last signature
      --------------
page hereof, which date is the date the executed copies of this Agreement were delivered by all parties hereto and, accordingly, the date this Agreement became effective and, for the first time, binding upon such parties.

     "Collateral" means the Pledgor's interest (WHATEVER IT MAY BE) in each of
      ----------
the following, IN EACH CASE WHETHER NOW OR HEREAFTER EXISTING OR NOW OWNED OR HEREAFTER ACQUIRED BY THE PLEDGOR AND WHETHER OR NOT THE SAME IS NOW CONTEMPLATED, ANTICIPATED OR FORESEEABLE, whether or not the same is subject to
Article 8 or 9 of the Uniform Commercial Code, whether or not the same constitutes Collateral by reason of one or more than one of the following clauses, AND WHEREVER THE SAME MAY BE LOCATED:

                (i)    all Receivables;

                (ii)   all General Intangibles;

                (iii)  all Inventory;

                (iv)   all Machinery and Equipment;

                (v)    all Securities and Instrument Collateral;

                (vi)   all Securities Accounts;

                (vii)  all Commodity Accounts;

                (viii) all books, records, ledgercards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Pledgor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

               (ix) all goods and other property, whether or not delivered, (A) the sale, lease or furnishing of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (B) securing any Receivable, including all of the Pledgor's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

               (x) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents or instruments evidencing or pertaining to any Collateral;

               (xi) all guaranties, Liens on real or personal property, leases and other agreements and property that in any way secure or relate to any Collateral, or are acquired for the purpose of securing and enforcing any item thereof;

               (xii) all claims (including the right to sue or otherwise recover on such claims) (A) to items referred to in the definition of Collateral, (B) under warranties relating to any Collateral and (C) against third parties for (1)(aa) loss, destruction, requisition, confiscation, condemnation, seizure, forfeiture or infringement of, or damage to, any Collateral, (bb) payments due or to become due under leases, rentals and hires of any Collateral, (cc) proceeds payable under or unearned premiums with respect to policies of insurance relating to any Collateral and (2) breach of any Contract constituting Collateral; and

               (xiii) all products and proceeds of Collateral in whatever form. The inclusion of "proceeds" of Collateral in the definition of "Collateral" shall not be deemed a consent by the Secured Party to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms hereof or of the Credit Agreement.

     "Collateral Debtor" means a Person (including an issuer of any share of
      -----------------
capital stock or other unit of ownership interest constituting Securities and Instrument Collateral) obligated on, bound by, or subject to, a Collateral Obligation.

     "Collateral Documents" means (i) this Agreement and (ii) all other
      --------------------
agreements, documents and instruments executed or delivered under or in connection with, (A) this Agreement, (B) any other agreement, document or instrument referred to in this clause (ii), or (C) any of the transactions contemplated by this Agreement or any such other agreement, document or instrument, in each case whether now or hereafter executed.

     "Collateral Obligation" means a Liability constituting part of the
      ---------------------
Collateral and includes any such constituting or arising under any Receivable, General Intangible or Securities and Instrument Collateral.

     "Commodity Account" means any commodity account.
      -----------------

     "Commodity Account Control Letter" means a control letter substantially in
      --------------------------------
the form of Schedule 5.01(a)1.
            -----------------

     "Control Letter" means a Securities Account Control Letter and a Commodity
      --------------
Account Control Letter.

     "Credit Agreement" means the Credit Agreement, dated as of December 17,
      ----------------
1997, as amended and restated as of the date hereof, among Xpedite Systems, Inc. and Xpedite Systems Holdings (UK) Limited, as Borrowers, the Guarantors party thereto, the Banks listed on the signature pages thereof, NationsBank, N.A., as Documentation Agent, and The Bank of New York, as Administrative Agent.

     "Distribution Collateral" means (i) all Distributions on or in respect of
      -----------------------
(A) the instruments and securities listed on Schedule 2.01(c)(v), (B) any shares
                                             -------------------
of capital stock of or
other units of ownership interests in any Significant Subsidiary which the Pledgor forms or acquires, or of any Subsidiary that becomes a Significant Subsidiary, after the date hereof that constitute Securities and Instrument Collateral or (C) any instruments, securities or property that constitute Distribution Collateral by virtue of any provision of this definition, including this clause (i)(C) and (ii) all other instruments or securities and other property issued with respect to or in exchange for (A) the instruments or securities listed on Schedule 2.01(c)(v), (B) any shares of capital
                     -------------------
stock of or other units of ownership interests in any Significant
Subsidiary which the Pledgor forms or acquires, or of any Subsidiary that becomes a Significant Subsidiary, after the date hereof that constitute Securities and Instrument Collateral or (C) any instruments, securities or other property that constitute Distribution Collateral by virtue of any provision of this definition, including this clause (ii)(C) (whether, in either case, upon conversion of convertible securities included therein or through stock split, spin-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

     "Distributions" means Ordinary Distributions and Extraordinary
      -------------
Distributions.

     "Extraordinary Distributions" means (in each case whether or not in cash)
      ---------------------------
all dividends, interest, principal payments, other distributions and other property (including cash, instruments and securities payable in connection with calls, conversions, redemptions and the like or otherwise) on or in respect of or in exchange for, and all proceeds (including cash, instruments and securities receivable in connection with tender or other offers or otherwise) of, Securities and Instrument Collateral other than Ordinary Distributions.

     "General Intangibles" means general intangibles (except to the extent that
      -------------------
the terms of any lease or other contract would prohibit the Pledgor from conveying the Security Interest in its interest in such lease or contract).

     "Intellectual Property" means (i) (A) patents and patent rights, (B)
      ---------------------
trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature, together with, in the case of each item referred to in or contemplated by clauses (A), (B) or (C), the goodwill of the business connected with the use of or symbolized by the same, and (C) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (ii) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (i), and (iii) rights relating to any Intellectual Property referred to in clause (i) or (ii), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

     "Inventory" means all inventory.
      ---------

     "Machinery and Equipment" means all equipment wherever located and whether
      -----------------------
or not the same constitutes "fixtures."

     "Ordinary Distributions" means cash dividends to the extent paid out of
      ----------------------
retained earnings or capital surplus, and interest paid in cash, in each case with respect to Securities and Instrument Collateral or other securities or instruments, except to the extent that any such dividend is made in connection with partial or total liquidation or a reduction of capital, or any such interest is penalty interest, or, in each case, to the extent the same is not declared or paid in the ordinary course.

     "Permitted Lien" means (i) (A) a Lien listed on Schedule 1.02A and (B) a
      --------------                                 --------------
Lien described in clause (a)(v) of the definition of "Permitted Lien" in the Credit Agreement, including (1) a Lien for Taxes either not yet due or that are being contested in good faith by appropriate proceedings and with respect to which foreclosure, distraint, sale or other similar proceedings shall not have been commenced or shall have been stayed and adequate reserves have been established therefor in accordance with Generally Accepted Accounting Principles and (2) in the case of any Collateral other than Securities and Instrument Collateral and its proceeds, any other Lien, such as those in favor of a landlord, warehouseman, carrier, or the like, arising by operation of law and incurred in the ordinary course of business that does not (aa) arise under ERISA or under any environmental law or (bb) secure an obligation for borrowed money,
(ii) any interest or title of a lessor under any lease (including UCC filings relating to any such leasehold interest), (iii) any Lien securing a judgment (or any equivalent prejudgment attachment) so long as, and to the extent that, such judgment (or requested judgment) does not constitute an Event of Default under
Section 6.01(f) of the Credit Agreement, (iv) any easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Loan Parties (v) deposits made to secure Liabilities other than Indebtedness or constituting Indebtedness (such as in connection with letters of credit or surety bonds) incurred to provide a substitute for, or similar security as, such a deposit and (vi) a Lien created in favor of the Secured Party under the Collateral Documents.

     "Pledgor" means [PLEDGOR], a [JURISDICTION] corporation.
      -------

     "Principals" means all Persons that are, or at any time were, the Secured
      ----------
Party, an Administrative Agent, a Bank or any other Indemnified Person.

     "Questionnaire" means the Questionnaire in the form attached hereto as
      -------------
Schedule 2.01(c)(vi) executed and delivered by the Pledgor to the Secured Party
--------------------
in connection with this Agreement.

     "Receivables" means (i) all accounts and (ii) all other rights to the
      -----------
payment of money.

     "Representation and Warranty" means each representation or warranty made
      ---------------------------
pursuant to or under (i) Article 2 or any other provision of this Agreement,
(ii) any of the other Collateral Documents or (iii) any amendment to, or waiver of rights under, this Agreement or any of the other Collateral Documents.

     "Secured Obligations" means all Liabilities of the Pledgor owing to, or in
      -------------------
favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Principals under the Loan Documents or any interest rate swap or similar hedging agreement, in each case (i) WHETHER NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, and (ii) whether owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, Persons that are Principals as of the Agreement Date or that become Principals by reason of any permitted succession or assignment at any time thereafter.

     "Secured Party" means the Administrative Agent, acting both on its own
      -------------
behalf as Administrative Agent and as the agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the other Principals.

     "Secured Party's Office" means the address of the Secured Party specified
      ----------------------
in or determined in accordance with the provisions of Section 4.10.

     "Securities Account" means any securities account.
      ------------------

     "Securities and Instrument Collateral" means (i) all securities and
      ------------------------------------
instruments listed on Schedule 2.01(c)(v), (ii) without limiting the Loan
                      -------------------
Parties' obligations under the Loan Documents, (A) all other Capital Securities at any time created, issued or granted to Pledgor by any Person named on
Schedule 2.01(c)(v) that is a United States Person and (B) 65% (or such other percentage which in the reasonable determination of the Company constitutes the maximum percentage which may be pledged hereunder without adversely affecting the United States taxation treatment of the Company) of all other Capital Securities at any time created, issued or granted to Pledgor by any Person named on Schedule 2.01(c)(v) that is not a United States Person, (iii) all shares of capital stock of or other units of ownership interests in any Significant Subsidiary that is a United States Person which the Pledgor forms or acquires, or in any Subsidiary that is a United States Person that becomes a Significant Subsidiary, after the date hereof, (v) 65% (or such other percentage which in the reasonable determination of the Company constitutes the maximum percentage which may be pledged hereunder without adversely affecting the United States taxation treatment of the Company) of the outstanding shares of capital stock or other units of ownership interests in any Significant Subsidiary that is not a United States Person which the Pledgor forms or acquires, or in any Subsidiary that is not a United States Person that becomes a Significant Subsidiary, after the date hereof, (vi) all Indebtedness described on Schedule 2.01(c)(v), (vii)
                                                     -------------------
all other Indebtedness from time to time owed to the Pledgor by a Significant Subsidiary, (viii) all Distribution Collateral, (ix) all replacements and substitutions for any Collateral that constitutes (whether by virtue of clause
(i), clause (ii), clause (iii), clause (iv), clause (v), clause (vi), clause
(vii), clause (viii) or this clause (ix)) Securities and Instrument Collateral and (x) the certificates, if any, representing the foregoing; provided, however,
                                                              --------  -------
that Capital Securities of any Subsidiary that is not a Significant Subsidiary shall not constitute Securities and Instrument Collateral.

     "Security Account Control Letter" means a control letter substantially in
      -------------------------------
the form of Schedule 5.01(a)-2.
            -------------------

     "Security Interest" means the mortgages, pledges and assignments to the
      -----------------
Secured Party of, the continuing security interest of the Secured Party in, and the continuing lien of the Secured Party upon, the Collateral intended to be effected by the terms of this Agreement or any of the other Collateral Documents.

     Section 16.02  Other Interpretive Provisions.
                    -----------------------------

          (a) Except as otherwise specified herein or in the Credit Agreement, all references herein (i) to any Person shall be deemed to include such

Person's permitted successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

          (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

          (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

          (e) Each power of attorney in favor of the Secured Party or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

          (f) Except as otherwise indicated, any reference herein to the "Collateral", the "Secured Obligations", the "Loan Documents", the "Collateral Documents", the "Principals" or any other collective or plural term shall be deemed a reference to each and every item included within the category described by such collective or plural term, so that (i) a reference to the "Collateral", the "Secured Obligations" or the "Principals" shall be deemed a reference to any or all of the Collateral, the Secured Obligations or the Principals, as the case may be, and (ii) a reference to the "obligations" of the Pledgor under the "Loan Documents" or the "Collateral Documents" shall be deemed a reference to each and every obligation under each and every Loan Document or Collateral Document, as the case may be, whether any such obligation is incurred under one, some or all of the Loan Documents or the Collateral Documents, as the case may be.

          (g) Except where the context clearly indicates a different meaning, references in this Agreement to Receivables, General Intangibles, Inventory and Machinery and Equipment means the same to the extent they constitute Collateral.

          (h) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the other Collateral Documents or any certificate, opinion or other document delivered pursuant hereto or thereto.

     Section 16.03  Representations and Warranties.
                    ------------------------------

     All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement at the time any Loan is made at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

     Section 16.04  Captions.
                    --------

     Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, the Collateral Documents are included for convenience of reference only and shall not constitute a part of the Collateral Documents for any other purpose or in any way affect the meaning or construction of any provision of the Collateral Documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


                              [PLEDGOR]

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK,
                                as Secured Party

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

Agreement Date:

                                                                   Schedule 1.02
                                                                   -------------


                          SCHEDULE OF REQUIRED ACTION

     Pursuant to, and without thereby limiting, its obligations under Section 1.02, the Pledgor hereby agrees that it will:

          (a) file UCC-1 financing statements in the form of Schedule 1.02(a);
                                                             ----------------

          (b) within five Business Days (or, during an Event of Default, such shorter period as the Secured Party may specify) after receipt by the Pledgor or any of its agents, deliver or caused to be delivered to the Secured Party, stamped, marked, endorsed or accompanied by such instruments of assignment as the Secured Party may specify, all instruments, chattel paper, certificated securities, letters of credit and documents evidencing or forming a part of the Collateral and not constituting Account Proceeds;

          (c)(i) in the case of each Securities Account or Commodity Account that is Collateral, deliver to the Secured Party a Securities Account Control Letter or Commodity Account Control Letter, as the case may be, duly executed by the securities intermediary or commodity intermediary, as the case may be, and the Pledgor;

          (d) in the case of any Collateral constituting Intellectual Property, cause a duly executed copy of Schedule 1.02(d)-A, -B or -C, as appropriate, with
                              ------------------  --    --
respect thereto to be filed in the appropriate filing office; and

          (e) at all times mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest.

                                                                Schedule 1.02(a)


                              STANDARD FORM UCC-1

                              FINANCING STATEMENT


1.  Debtor:  [Insert Pledgor's name and address]

2. Secured Party: The Bank of New York, as Secured Party, One Wall Street, New York, New York 10286

3. "Collateral" as defined in Annex A attached hereto, whether now or hereafter existing or now owned or hereafter acquired, including certain accounts, contract rights and general intangibles; certain goods, including certain machinery, fixtures and attachments, accessories, components and parts installed therein or affixed thereto, finished goods, work-in-process and raw materials; certificated and uncertificated securities and instruments; securities account and commodity accounts; and proceeds of the foregoing (including, in the case of securities and instruments, all payments and distributions on or with respect thereto, whether constituting principal, interest or dividends).

Signature Lines:

    Debtor:  [Insert Pledgor's name]

    Secured Party:  The Bank of New York, as Secured Party

                      ANNEX A TO UCC-1 FINANCING STATEMENT


DEBTOR:

SECURED PARTY:


THE TERMS "RECEIVABLES", "GENERAL INTANGIBLES", "INVENTORY", "MACHINERY AND EQUIPMENT", "SECURITIES AND INSTRUMENTS COLLATERAL" "SECURITIES ACCOUNTS" AND "COMMODITY ACCOUNTS" ARE DEFINED IN THE SECURITY AGREEMENT DATED AS OF DECEMBER 16, 1997 BETWEEN DEBTOR AND SECURED PARTY, AS AMENDED FROM TIME TO TIME.

                             COLLATERAL DESCRIPTION

     "Collateral" means the Debtor's interest (whatever it may be) in each of
      ----------
the following, in each case whether now or hereafter existing or now owned or hereafter acquired by the Debtor and whether or not the same is now contemplated, anticipated or foreseeable, or constitutes Collateral by reason of one or more than one of the following clauses, and wherever the same may be located:

          (a) all Receivables;

          (b) all General Intangibles;

          (c) all Inventory;

          (d) all Machinery and Equipment;

          (e) all Securities and Instruments Collateral;

          (f) all Securities Accounts;

          (g) all Commodity Accounts;

          (h) all books, records, ledgercards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Debtor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

          (i) all goods and other property, whether or not delivered, (i) the sale, lease or furnishing of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including all of the Debtor's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

          (j) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents or instruments evidencing or pertaining to any Collateral;

          (k) all guaranties, liens on real or personal property, leases and other agreements and property that in any way secure or relate to any Collateral, or are acquired for the purpose of securing and enforcing any item thereof;

          (l) all claims (including the right to sue or otherwise recover on such claims) (i) to items referred to in the definition of Collateral, (ii) under warranties relating to any Collateral, (iii) against third parties for (A)
(1) loss, destruction, requisition, confiscation, condemnation, seizure, forfeiture or infringement of, damage to, (2) payments due or to become due under leases, rentals or hires of, and (3) proceeds payable under or unearned premiums with respect to policies of insurance relating to, any Collateral and
(B) breach of any Contract constituting Collateral; and

          (m) all products and proceeds of Collateral in whatever form.

     Some of the Collateral may be located at: [Insert locations of Collateral]

                                                              Schedule 1.02(d)-A
                                                              ------------------


                        MEMORANDUM OF SECURITY AGREEMENT
                        --------------------------------

                                    PATENTS
                                    -------

     Pursuant to a Security Agreement dated as of ____, 199_ (the "Security Agreement"), [name of Pledgor], whose chief executive office is located at [insert address] (the "Pledgor"), has granted to The Bank of New York, whose chief executive office is located at One Wall Street, New York, NY 10286, as Administrative Agent (the "Secured Party"), a continuing security interest in, and a continuing lien upon, all of Pledgor's right, title and interest in and to the patents and patent applications listed on the attached Schedule and all reissues, divisions, continuations, continuations-in-part, extensions and renewals thereof. Such security interest and lien can be terminated only in accordance with the terms of the Security Agreement.


Dated:  ____, 19__
                              [name of Pledgor]

                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                                    SCHEDULE


                              Patent Registrations
                              --------------------

Title                         Inventor(s)               Patent No.              Issue Date           Expiration Date
---------------------  -------------------------  ----------------------  ----------------------  ----------------------




                              Patent Applications
                              -------------------


Title                                  Inventor(s)               Application Serial No.             Filing Date
---------------------------  -------------------------------  ----------------------------  ----------------------------



                                                              Schedule 1.02(d)-B
                                                              ------------------


                        MEMORANDUM OF SECURITY AGREEMENT
                        --------------------------------

                                   TRADEMARKS
                                   ----------

     Pursuant to a Security Agreement dated as of ____, 199_ (the "Security Agreement"), [name of Pledgor], whose chief executive office is located at [insert address] (the "Pledgor"), has granted to The Bank of New York, whose chief executive office is located at One Wall Street, New York, NY 10286, as Administrative Agent (the "Secured Party"), a continuing security interest in, and a continuing lien upon, all of Pledgor's right, title and interest in and to the trademarks and trademark applications listed on the attached Schedule, together with the goodwill connected with the use of and symbolized by each of such trademarks, and all renewals thereof. Such security interest and lien can be terminated only in accordance with the terms of the Security Agreement.


Dated:  ____, 19__

                              [name of Pledgor]

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                                    SCHEDULE


                            Trademark Registrations
                            -----------------------


        Trademark                            Registration No.                            Registration Date
--------------------------  ---------------------------------------------------  ----------------------------------








                             Trademark Applications
                             ----------------------


       Trademark        Application Serial No.          Filing Date
       ---------        ----------------------          -----------



                                                   Schedule 1.02(d)-C
                                                   ------------------


                        MEMORANDUM OF SECURITY AGREEMENT
                        --------------------------------

                                   COPYRIGHTS
                                   ----------

     Pursuant to a Security Agreement dated as of _____, 199_ (the "Security Agreement"), [name of Pledgor], whose chief executive office is located at [insert address] (the "Pledgor"), has granted to The Bank of New York, whose chief executive office is located at One Wall Street, New York, NY 10286, as Administrative Agent (the "Secured Party"), a continuing security interest in, and a continuing lien upon, all of Pledgor's right, title and interest in and to the copyrights and copyright applications listed on the attached Schedule and all renewals and extensions thereof. Such security interest and lien can be terminated only in accordance with the terms of the Security Agreement.


Dated:  _________, 19__

                              [name of Pledgor]

                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                                    SCHEDULE


                            Copyright Registrations
                            -----------------------

       Title             Registration No.             Registration Date
       -----             ----------------             -----------------






                             Copyright Applications
                             ----------------------


       Title             _________________________         Filing Date
       -----                                               -----------

                                 SCHEDULE 1.02A


                          Voice-Tel Enterprises, Ltd.

                          SCHEDULE OF PERMITTED LIENS



Customary restrictions contained in equipment leases entered into in the ordinary course of business.

Liens in the form of capital leases or purchase money security interests in various equipment of Voice-Tel Enterprises, Inc. not to exceed $2,000,000.

                                 SCHEDULE 1.02A


                    American Teleconferencing Services, Ltd.

                          SCHEDULE OF PERMITTED LIENS



Customary restrictions contained in equipment leases entered into in the ordinary course of business.

Liens in the form of capital leases or purchase money security interests in various equipment of American Teleconferencing Services, Ltd. not to exceed $0.

                                 SCHEDULE 1.02A


                             Xpedite Systems, Inc.

                          SCHEDULE OF PERMITTED LIENS



Customary restrictions contained in equipment leases entered into in the ordinary course of business.

Liens in the form of capital leases or purchase money security interests in various equipment of Xpedite Systems, Inc. not to exceed $1,765,000.

                              Schedule 2.01(c)(v)
                              -------------------

                          Voice-Tel Enterprises, Inc.

            Schedule of Initial Securities and Instrument Collateral


                                      None

                               Schedule 2.01(c)(v)
                              --------------------

                    American Teleconferencing Services, Inc.

            Schedule of Initial Securities and Instrument Collateral


                                      None

                              Schedule 2.01(c)(v)
                              -------------------

                          Premiere Technologies, Inc.

            Schedule of Initial Securities and Instrument Collateral


                               Capital Securities
                               ------------------

                                            Jurisdiction of     Number of    Certificate                  Date of
                  Name                       Incorporation       Shares        Number       % Ownership    Issue
----------------------------------------    ---------------     ---------    -----------    ------------  -------
Premiere Communications, Inc.                   Florida             6,000         3            100%       5/21/92
American Teleconferencing Services, Ltd.        Missouri              100         2            100%       4/23/98
Voice-Tel Enterprises, Inc.                     Delaware            1,000       500            100%       4/30/97
Voicecom Systems, Inc.                         Washington           1,000       100            100%       9/30/97
Xpedite Systems, Inc.                           Delaware              100       500            100%       2/27/98



                                  Indebtedness
                                  ------------


                                      None

                   Other Securities and Instrument Collateral
                   ------------------------------------------

                                      None

                                                            Schedule 2.01(c)(vi)
                                                            --------------------

                        SECURITY AGREEMENT QUESTIONNAIRE



The undersigned (the "Pledgor") is entering into a Security Agreement with The Bank of New York, as Administrative Agent. In connection with the Security Agreement the Pledgor is required to answer the following questions.

1. What is the Pledgor's exact corporate name as it appears in its certificate of incorporation (or, if not a corporation, the Pledgor's complete name)?

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

2. Has the Pledgor ever changed its name? If so, state each other name the Pledgor has had.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

3a. Does the Pledgor do business under any other name? If so, state each such name.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

b. Does the Pledgor use or has the Pledgor used any trade names or trade styles? If so, list each of them.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

c. If the Pledgor has at any time during the preceding five years done business under any name or used any trade name or trade style not listed under a. or b., list each such name or style.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

4. Has the Pledgor changed its identity or corporate structure in any way within the past five years? Changes in corporate structure would include incorporation of a partnership or sole proprietorship, reincorporation in a different state, mergers, consolidations and acquisitions. If any such change has taken place, indicate the nature of such change and give the names of each corporation or other entity that was incorporated, merged or consolidated with or acquired by the Pledgor in such transaction (including each name under which each such corporation or entity has done business) and the address of each place of business of each such corporation or entity immediately prior to such incorporation, merger, consolidation or acquisition and within five years prior to the date of this Questionnaire.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

5a. State the complete address (including the county) of the Pledgor's place of business or, if the Pledgor has more then one place of business, its chief executive office and, if different from its chief executive office, of the office where the Pledgor keeps its books and records relating to its accounts or contract rights, specifying in each case whether such location is owned or leased by the Pledgor and, if leased, specifying the name and address of the landlord.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

b. If the Pledgor maintains any records relating to any of the Collateral with an independent computer service firm or the like specify the address (including the county) of each such Person.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

6. Has the Pledgor's place of business, chief executive office or office where the Pledgor keeps its books and records relating to its accounts or contract rights been located at any other address (including that of any independent computer service firm or the like) during the past four months? If so, specify each such address (including the county) and whether such location was owned or leased by the Pledgor and, if leased, specifying the name and address of the landlord.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

7. State the complete address (including the county) of each other place of business that the Pledgor presently has, specifying in each case whether such location is owned or leased by the Pledgor and, if leased, specifying the name and address of the landlord.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

8. State the complete address (including the county) of each place of business that the Pledgor has had in the past four months, other than those listed in the answers to questions 5, 6 and 7, specifying in each case whether such location was owned or leased by the Pledgor and, if leased, specifying the name and address of the landlord.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

9. State the complete address (including the county) of each location where the Pledgor keeps any inventory or machinery and equipment, specifying (a) in each case whether such location is owned or leased by the Pledgor and, if leased, specifying the name and address of the landlord and (b) the approximate book value of the (i) inventory and (ii) machinery and equipment maintained at each such location.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

10. Has any of the Pledgor's inventory or machinery and equipment been located during the past four months at any location other than the locations listed in the answers to questions 5, 6, 7, 8 and 9? If so, state the complete address (including the county) of each such location, specifying in each case whether such location was owned or leased by the Pledgor and, if leased, specifying the name and address of the landlord.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

11. Are any of the Pledgor's accounts receivables payable by the United States Government or any department or agency thereof? If so, please state the aggregate amount thereof and the percentage that those accounts receivables are of all of the Pledgor's accounts receivables, in each case as of a recent, specified date.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

12a. Please supply the following information with respect to each patent and patent application in which the Pledgor has any interest (whether as owner, licensee or otherwise):

                                    Patents
                                    -------


 Nature of Interest (e.g.,
 owner, licensee)              Registered Patent No.               Issue Date                  Country of Issue
--------------------------     ---------------------          ---------------------        ------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------


                              Patent Applications
                              -------------------

 Nature of Interest (e.g.,
 owner, licensee)              Serial No.                     Filing Date                  Country of Issue
--------------------------     ---------------------          ---------------------        ------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


13a. Please supply the following information with respect to each registered trademark and trademark application in which the Pledgor has any interest (whether as owner, licensee or otherwise):


                             Registered Trademarks
                             ---------------------

 Nature of
Interest (e.g.,
 owner,           Registered     Registration                     Int'l Services    Goods or Date     Country of
licensee)         Trademark           No.         Class Covered       Covered         Registered      Registration
---------------  ------------  ---------------    -------------   --------------    --------------    ------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                             Trademark Applications
                             ----------------------

                         Trademark
    Nature of           Application
 Interest (e.g.,        relates to                                                  Goods or Services       Country of
 owner, licensee)   following Trademark    Serial No.       Int'l Class Covered          Covered            Application
-----------------   -------------------    ----------       -------------------     -----------------       -----------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

14a. Please supply the following information with respect to each copyright and copyright application in which the Pledgor has any interest (whether as owner, licensee or otherwise):

                                   Copyrights
                                   ----------

  Nature of
  Interest
 (e.g., owner,                                                             Date of                      Country of
 licensee)         Copyright       Copyright No.    Property Covered      Copyright      Docket No.     Registration
-------------      ---------       -------------    ----------------      ---------      ----------     ------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                             Copyright Applications
                             ----------------------

                                 Copyright application
 Nature of Interest (e.g.,       relates to following
 owner, licensee)                      Copyright                  Property Covered            Country of Registration
--------------------------       ---------------------            ----------------            ------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

15. State the following information, in each case as of the Agreement Date, with respect to each security that is to constitute Collateral on the Agreement Date.


                                                                       Number of
                                                                       Shares or       Percent of
                                  Certificated or      Class or        Principal       Outstanding
    Issuer      Debt or Equity     Uncertificated       Series       Amount Owned    Class or Series
------------   ----------------  -----------------    ----------    --------------  -----------------




16. State the following information, in each case as of the Agreement Date, with respect to each instrument that is to constitute Collateral on the Agreement Date.


                                                                              Percent of
                     Certificated or      Class or     Principal Amount   Outstanding Class
 Maker or Drawer     Uncertificated        Series            Owned            or Series
-----------------   ----------------     ----------   ------------------  ------------------


17. State the following information, in each case as of the Agreement Date, with respect to each securities account that is to constitute Collateral on the Agreement Date.


                                                    Securities Intermediary's Jurisdiction
                                                   (Determined Under Uniform Commercial Code
                 Account No.                                   Section 8-110(e))
                 -----------                        -----------------------------------------


18. State the following information, in each case as of the Agreement Date, with respect to each security entitlement that is to constitute Collateral on the Agreement Date.



       Securities Intermediary                              Financial Asset(s)
       -----------------------                              ------------------



                                                               No. of Shares    % on Agreement Date
                                                  Class or     or Principal    of Outstanding Class
                                        Issuer     Series         Amount             or Series
                                      ---------  ----------   ---------------  ---------------------


1(a) [Insert here name of applicable

     Securities Intermediary]


     [Security Account(s):
     No. _______
     No. _______]

(b)  [Insert here Securities Intermediary's
     Jurisdiction (Determined Under
     Uniform Commercial
     Code Section 8-110(e))]

2(a)  [Insert here name of applicable
      Securities Intermediary]

     [Security Account(s):
     No _______
     No _______]

(b)  [Insert here Securities Intermediary's
     Jurisdiction (Determined Under
     Uniform Commercial
     Code Section 8-110(e))]


19. State the following information, in each case as of the Agreement Date, with respect to each commodity account that is to constitute Collateral on the Agreement Date.


                                                     Commodity Intermediary's Jurisdiction (Determined
                   Account No.                       Under  Uniform  Commercial Code Section 9-103(e))
                  ------------                       -------------------------------------------------




20. State the following information, in each case as of the Agreement Date, with respect to each commodity contract that is to constitute collateral on the Agreement Date.

                                                     Commodity Intermediary's Jurisdiction (Determined
                                                   Under  Uniform  Commercial Code Section 9-103(e)) If
                                                   Commodity Contract Is Maintained With Such Commodity
Description of Commodity Contract                                       Intermediary
---------------------------------                  ----------------------------------------------------







21. Does the Pledgor have any existing lockbox arrangements? If so, please identify each bank or other entity with which any such arrangement is maintained.

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     The Pledgor hereby certifies that its answers to the foregoing questions are complete and correct and confirms that such answers constitute representations and warranties under the Security Agreement.


     Date:  _______________, 199_

                                         [Pledgor]:

                                         By
                                            ------------------------------
                                           Name:
                                           Title:

                                                            Schedule 5.01(a)-1
                                                            ------------------




                      Securities Account Control Agreement



                                                           _______________, 19__


[Insert here name and address
of Securities Intermediary]



Attention:

   Re:  Securities Accounts
        -------------------


   You ("Securities Intermediary") hereby represent and warrant to, and agree with, [insert here name of Secured Party] (the "Secured Party") as follows:

   1. [Insert here name of pledgor] (the "Pledgor") maintains the following securities accounts with Securities Intermediary at the specified offices of the Securities Intermediary:

                 Account Number          Office
                 ---------------         ------



   2. Until the Secured Party shall have notified the Securities Intermediary in writing to the contrary, the Securities Intermediary:

   (a) will comply, without further consent by the Pledgor, with entitlement orders originated by the Secured Party relating to any one or more of the present or future security entitlements carried in any of the securities accounts listed in paragraph 1 above or in any securities account that the Pledgor may in the future maintain with the Securities Intermediary, whether at its main office or any of its branch offices;

 (b) will make all payments due to the Pledgor representing dividends, interest or other distributions on, or proceeds of the sale or other disposition of, any securities or other financial assets that are now or hereafter the subject of any of present or future security entitlements carried in any of the Pledgor's present or future securities accounts with the Securities Intermediary, directly to the Secured Party at its address set forth below or at such other address as the Pledgor may hereafter specify, without any reduction or deduction for any set-off, or counter claim;

 (c) will not execute and deliver, or otherwise become bound by, any agreement (a "control agreement") under which the Securities Intermediary agrees with any party other than the Pledgor or the Secured Party to comply with entitlement orders originated by such party relating to any of the security accounts or security entitlements that are the subject of this Securities Account Control Agreement;

 (d) will not grant any security interest in any financial asset that is the subject of any security entitlement that is the subject of this Securities Account Control Agreement; and

 (e) hereby subordinates any security interest it may now or hereafter have in any securities account, security entitlement, or financial asset that is the subject of a security entitlement, that is the subject of this Securities Account Control Agreement to the security interest therein, if any, of the Secured Party.

 3.  Except for those listed on Annex A hereto, as of the date hereof, there
                                -------
are no (i)
control agreements outstanding or (ii) any security interests in any of the securities accounts, securities entitlements, or financial assets that are the subject of any security entitlement, that are the subjects of this Securities Account Control Agreement.

   4. The copy of the securities account agreement between the Pledgor and the Securities Intermediary relating to the securities accounts listed in paragraph 1 above delivered to the Secured Party is, as of the date hereof, accurate and complete.

   5. The rights and duties of the Secured Party, the Securities Intermediary and the Pledgor under this Securities Account Control Agreement shall be governed by the law of the State of New York.

   6. This Securities Account Control Agreement may be signed in any number of counterparts each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

   7. All of the provisions of this Securities Account Control Agreement shall be binding upon and inure to the benefit of parties hereto and their respective successors and assigns.

   The Securities Intermediary hereby acknowledges that it has been informed that (1) the securities accounts and the security entitlements carried therein that are the subject of this Securities Account Control Agreement are the subject of a security interest granted by the Pledgor to the Secured Party and
(2) the Pledgor has agreed with the Secured Party that such assets shall be subject to no other security interests.

                       Very truly yours,


                       [Insert here name of Secured Party]
                       [Insert here address of Secured Party to which payments are to be made]


Executed and Agreed to:


[Insert here name of the Securities Intermediary]


By:_________________________________
  (Authorized Signature)



Consented to:
[Insert here name of the Pledgor]


By:__________________________________
 (Authorized Signature)

                                                              Schedule 5.01(a)-2
                                                              ------------------




                      Commodity Account Control Agreement



                                                           _______________, 19__


[Insert here name and address
of Commodity Intermediary]



Attention:

   Re:  Commodity Accounts
        ------------------


   You ("Commodity Intermediary") hereby represent and warrant to, and agree with, [insert here name of Secured Party] (the "Secured Party") as follows:

   1. [Insert here name of pledgor] (the "Pledgor") maintains the following commodity accounts with Commodity Intermediary at the specified offices of the Commodity Intermediary:

                   Account Number         Office
                   ---------------        ------



   2. Until the Secured Party shall have notified the Commodity Intermediary in writing to the contrary, the Commodity Intermediary:

   (a) will apply as directed by the Secured Party, without further consent by the

     Pledgor, any value distributed on account of any one or more of the present or future commodity contracts carried in any of the commodity accounts listed in paragraph 1 above or in any commodity account that the Pledgor may in the future maintain with the Commodity Intermediary, whether at its main office or any of its branch offices;

 (b) will make all payments due to the Pledgor of any value distributed on account of any commodity contracts carried in any of the Pledgor's present or future commodity accounts with the Commodity Intermediary, directly to the Secured Party at its address set forth below or at such other address as the Pledgor may hereafter specify, without any reduction or deduction for any set-off, or counter claim;

 (c) will not execute and deliver, or otherwise become bound by, any agreement (a "control agreement") under which the Commodity Intermediary agrees with any party other than the Pledgor or the Secured Party to apply as directed by such party any value distributed on account of any of the commodity accounts or commodity contracts that are the subject of this Commodity Account Control Agreement;

 (d) will not grant any security interest in any commodity account or commodity contract that is the subject of this Commodity Account Control Agreement; and

 (e) hereby subordinates any security interest it may now or hereafter have in any commodity account or commodity contract that is the subject of this Commodity Account Control Agreement to the security interest therein, if any, of the Secured Party.

 3.  Except for those listed on Annex A hereto, as of the date hereof, there
                                -------
are no (i) control agreements outstanding or (ii) any security interests in any of the commodity accounts or commodity contracts that are the subjects of this Commodity Account Control Agreement.

 4. The copy of the commodity account agreement between the Pledgor and the Commodity Intermediary relating to the commodity accounts listed in paragraph 1 above delivered to the Secured Party is, as of the date hereof, accurate and complete.

   5. The rights and duties of the Secured Party, the Commodity Intermediary and the Pledgor under this Commodity Account Control Agreement shall be governed by the law of the State of New York.

   6. This Commodity Account Control Agreement may be signed in any number of counterparts each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

   7. All of the provisions of this Commodity Account Control Agreement shall be binding upon and inure to the benefit of parties hereto and their respective successors and assigns.

   The Commodity Intermediary hereby acknowledges that it has been informed that
(1) the commodity accounts and the contracts carried therein that are the subject of this Commodity Account Control Agreement are the subject of a security interest granted by the Pledgor to the Secured Party and (2) the Pledgor has agreed with the Secured Party that such assets shall be subject to no other security interests.

                               Very truly yours,


                               [Insert here name of Secured Party]
                               [Insert here address of Secured Party to which payments are to be made]

Executed and Agreed to:

[Insert here name of the Commodity Intermediary]


By:_________________________________
  (Authorized Signature)

Consented to:
[Insert here name of the Pledgor]


By:__________________________________
  (Authorized Signature)


                                                                  Execution Copy